                                                                   Exhibit 10.16


                           SECOND AMENDED AND RESTATED
                            REVOLVING LOAN AGREEMENT

                          Dated as of February 11, 2000

                                      among

                      ALEXANDRIA REAL ESTATE EQUITIES, INC.
                      ALEXANDRIA REAL ESTATE EQUITIES, L.P.
                                 ARE - QRS CORP.
                              ARE ACQUISITIONS, LLC
                               THE OTHER BORROWERS
                         NOW OR HEREAFTER A PARTY HERETO

                             THE BANKS HEREIN NAMED

                        THE OTHER BANKS WHICH MAY BECOME
                            PARTIES TO THIS AGREEMENT

                       BANKBOSTON, N.A., as Managing Agent

                 THE CHASE MANHATTAN BANK, as Syndication Agent

                FIRST UNION NATIONAL BANK, as Documentation Agent

                       SOCIETE GENERALE SOUTHWEST AGENCY,
                          KEYBANK, NATIONAL ASSOCIATION
                    and DRESDNER BANK AG, NEW YORK and GRAND
                          CAYMAN BRANCHES, as Co-Agents

                                       and

                     BANCBOSTON ROBERTSON STEPHENS, INC. and
                     CHASE SECURITIES, INC., as Co-Arrangers


                                TABLE OF CONTENTS

                                                                                                           PAGE
Article 1
         DEFINITIONS AND ACCOUNTING TERMS.....................................................................2
         1.1     Defined Terms................................................................................2
         1.2     Use of Defined Terms........................................................................28
         1.3     Accounting Terms............................................................................28
         1.4     Rounding....................................................................................28
         1.5     Exhibits and Schedules......................................................................28
         1.6     References to "Borrowers and Their Subsidiaries"............................................29
         1.7     Miscellaneous Terms.........................................................................29

Article 2
         LOANS...............................................................................................29
         2.1     Committed Loans-General.....................................................................29
         2.2     Alternate Base Rate Loans...................................................................30
         2.3     Libor Rate Loans............................................................................30
         2.4     Competitive Advances........................................................................31
         2.5     Swing Loan Commitments......................................................................34
         2.6     Letters of Credit.  ........................................................................37
         2.7     Voluntary Reduction of Commitments..........................................................40
         2.8     Optional Termination of Commitments.........................................................40
         2.9     Managing Agent's Right to Assume Funds Available for Advances...............................40
         2.10    Extension of Maturity Date..................................................................41
         2.11    Unencumbered Asset Pool.....................................................................42
         2.12    Representative of Borrowers.................................................................42

Article 3
         PAYMENTS AND FEES...................................................................................43
         3.1     Principal and Interest......................................................................43
         3.2     Closing Fee.................................................................................45
         3.3     [Intentionally Omitted.]....................................................................45
         3.4     Commitment Fee..............................................................................46
         3.5     Agency Fee..................................................................................46
         3.6     Extension Fees..............................................................................46
         3.7     Increased Commitment Costs..................................................................46
         3.8     Libor Costs and Related Matters.............................................................46
         3.9     Late Payments...............................................................................50
         3.10    Computation of Interest and Fees............................................................51
         3.11    Non-banking Days............................................................................51
         3.12    Manner and Treatment of Payments............................................................51
         3.13    Funding Sources.............................................................................52

                                       i

         3.14    Failure to Charge Not Subsequent Waiver.....................................................52
         3.15    Managing Agent's Right to Assume Payments Will Be Made By Borrowers.........................52
         3.16    Fee Determination Detail....................................................................53
         3.17    Survivability...............................................................................53

Article 4
         REPRESENTATIONS AND WARRANTIES......................................................................53
         4.1     Existence and Qualification; Power; Compliance With Laws....................................53
         4.2     Authority; Compliance With Other Agreements and Instruments and Government Regulations......53
         4.3     No Governmental Approvals Required..........................................................54
         4.4     Subsidiaries................................................................................54
         4.5     Financial Statements........................................................................54
         4.6     No Other Liabilities; No Material Adverse Changes...........................................55
         4.7     Title to Property...........................................................................55
         4.8     Intangible Assets...........................................................................55
         4.9     Public Utility Holding Company Act..........................................................55
         4.10    Litigation..................................................................................55
         4.11    Binding Obligations.........................................................................56
         4.12    No Default..................................................................................56
         4.13    Erisa.......................................................................................56
         4.14    Regulations T, U and X; Investment Company Act..............................................56
         4.15    Disclosure..................................................................................57
         4.16    Tax Liability...............................................................................57
         4.17    Hazardous Materials.........................................................................57
         4.18    Initial Pool Properties.....................................................................57
         4.19    Property....................................................................................57
         4.20    Brokers.....................................................................................58
         4.21    Other Debt..................................................................................58
         4.22    Solvency....................................................................................58
         4.23    No Fraudulent Intent........................................................................59
         4.24    Transaction In Best Interests of Borrowers; Consideration...................................59
         4.25    No Bankruptcy Filing........................................................................59
         4.26    Year 2000 Compliance........................................................................59

Article 5
         AFFIRMATIVE COVENANTS(OTHER THAN INFORMATION ANDREPORTING REQUIREMENTS).............................59
         5.1     Payment of Taxes and Other Potential Liens..................................................60
         5.2     Preservation of Existence...................................................................60
         5.3     Maintenance of Properties...................................................................60
         5.4     Maintenance of Insurance....................................................................60
         5.5     Compliance With Laws........................................................................60

                                       ii

         5.6     Inspection Rights...........................................................................60
         5.7     Keeping of Records and Books of Account.....................................................61
         5.8     Compliance With Agreements..................................................................61
         5.9     Use of Proceeds.............................................................................61
         5.10    Hazardous Materials Laws....................................................................61
         5.11    Unencumbered Asset Pool.....................................................................61
         5.12    Reit Status.................................................................................61
         5.13    Additional Borrowers........................................................................62
         5.14    Inspection of Properties and Books..........................................................62
         5.15    More Restrictive Agreements.................................................................62
         5.16    Distributions of Income to The Borrowers....................................................62
         5.17    Unencumbered Asset Pool.....................................................................63

Article 6
         NEGATIVE COVENANTS..................................................................................64
         6.1     Mergers.....................................................................................64
         6.2     ERISA.......................................................................................64
         6.3     Change In Nature of Business................................................................64
         6.4     Transactions With Affiliates................................................................64
         6.5     Leverage Ratio..............................................................................64
         6.6     Debt Service Coverage.......................................................................65
         6.7     Fixed Charge Coverage.......................................................................65
         6.8     Distributions...............................................................................65
         6.9     Stockholders' Equity........................................................................65
         6.10    Development Investments.....................................................................65
         6.11    Secured Debt................................................................................65
         6.12    Recourse Debt...............................................................................66
         6.13    Investments In Certain Persons..............................................................66
         6.14    Negative Pledges............................................................................66
         6.15    [Intentionally Omitted].....................................................................66
         6.16    Limiting Agreements.........................................................................66
         6.17    Restriction On Prepayment of Indebtedness...................................................66
         6.18    Restrictions On Transfer....................................................................66

Article 7
         INFORMATION AND REPORTING REQUIREMENTS..............................................................67
         7.1     Financial and Business Information..........................................................67
         7.2     Compliance Certificates.....................................................................71

Article 8
         CONDITIONS..........................................................................................71
         8.1     Initial Advances............................................................................71
         8.2     Any Advance.................................................................................73

                                       iii

Article 9
         EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT................................................74
         9.1     Events of Default...........................................................................74
         9.2     Remedies Upon Event of Default..............................................................76

Article 10
         THE MANAGING AGENT..................................................................................78
         10.1    Appointment and Authorization...............................................................78
         10.2    Managing Agent and Affiliates...............................................................79
         10.3    Proportionate Interest In Any Collateral....................................................79
         10.4    Banks' Credit Decisions.....................................................................79
         10.5    Action By Managing Agent....................................................................80
         10.6    Liability of Managing Agent.................................................................80
         10.7    Indemnification.............................................................................82
         10.8    Successor Managing Agent....................................................................82
         10.9    No Obligations of Borrowers.................................................................83

Article 11
         MISCELLANEOUS.......................................................................................83
         11.1    Cumulative Remedies; No Waiver..............................................................83
         11.2    [Intentionally Omitted].....................................................................83
         11.3    Costs, Expenses and Taxes...................................................................83
         11.4    Nature of Banks' Obligations................................................................84
         11.5    Survival of Representations and Warranties..................................................85
         11.6    Notices.....................................................................................85
         11.7    Execution of Loan Documents.................................................................85
         11.8    Binding Effect; Assignment..................................................................85
         11.9    Right of Setoff.............................................................................88
         11.10   Sharing of Setoffs..........................................................................88
         11.11   Indemnity By Borrowers......................................................................89
         11.12   Nonliability of The Banks...................................................................90
         11.13   No Third Parties Benefitted.................................................................91
         11.14   Confidentiality.............................................................................91
         11.15   Further Assurances..........................................................................91
         11.16   Integration.................................................................................91
         11.17   Governing Law...............................................................................92
         11.18   Severability of Provisions..................................................................92
         11.19   Headings....................................................................................92
         11.20   Time of The Essence.........................................................................92
         11.21   Foreign Banks and Participants..............................................................92
         11.22   Hazardous Material Indemnity................................................................93
         11.23   Joint and Several...........................................................................94
         11.24   Removal of a Bank...........................................................................94
         11.25   Waiver of Right to Trial By Jury............................................................94

                                       iv

         11.26   Purported Oral Amendments...................................................................94
         11.27   Replacement of Notes........................................................................95

Article 12
         AMENDMENTS; CONSENTS................................................................................95
         12.1    Amendments; Consents........................................................................95

EXHIBITS

A       -      Commitments Assignment and Acceptance
B       -      Competitive Advance Note
C       -      Competitive Bid
D       -      Competitive Bid Request
E       -      Compliance Certificate
F       -      Joinder Agreement
G       -      Line Note
H       -      Reserved
I-1     -      Opinion of Counsel
I-2     -      Opinion of Counsel
J       -      Pricing Certificate
K       -      Request for Loan
L       -      Joint Borrower Provisions
M       -      Swing Loan Note
N       -      Letter of Credit Request

SCHEDULES

1.1            Bank Commitments
1.2            Test Debt Service Coverage Amount Calculation
4.4            Subsidiaries
4.7            Existing Liens, Negative Pledges and Rights of Others
4.10           Material Litigation
4.17           Hazardous Materials Matters
4.18           Initial Pool Properties
4.19           Real Property
4.21           Indebtedness

                           SECOND AMENDED AND RESTATED
                            REVOLVING LOAN AGREEMENT

                          Dated as of February 11, 2000

                  This SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT ("Agreement") is entered into by and among Alexandria Real Estate Equities, Inc., a Maryland corporation ("Parent"), Alexandria Real Estate Equities, L.P., a Delaware limited partnership ("Operating Partnership"), ARE-QRS Corp., a Maryland corporation ("QRS"), ARE Acquisitions, LLC, a Delaware limited liability company ("ARE"), the other borrowers whose names are set forth on the signature pages of this Agreement, each other Wholly-Owned Subsidiary of Parent which may hereafter become a party to this Agreement as a borrower pursuant to
Section 5.13 (collectively, with Parent, Operating Partnership, QRS and ARE, the "Borrowers", all on a joint and several basis); each bank whose name is set forth on the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8 (collectively, the "Banks" and individually, a "Bank"); BankBoston, N.A., as Managing Agent; The Chase Manhattan Bank, as Syndication Agent; First Union National Bank, as Documentation Agent; Societe Generale Southwest Agency, KeyBank National Association and Dresdner Bank AG, New York and Grand Cayman Branches, as Co-Agents; and BancBoston Robertson Stephens, Inc. and Chase Securities, Inc., as Co-Arrangers.

                                    RECITALS

         WHEREAS, Parent, QRS, ARE, Bank of America National Trust and Savings Association, individually and as managing agent, and certain other banks entered into that certain Revolving Loan Agreement dated as of June 2, 1997 (the "Original Credit Agreement"); and

         WHEREAS, Bank of America National Trust and Savings Association has assigned its position as managing agent to the Managing Agent; and

         WHEREAS, the Borrowers, Managing Agent and certain other banks entered into that certain First Amended and Restated Revolving Loan Agreement dated as of August 4, 1998, which amended and restated the Original Credit Agreement in its entirety (the "First Amended Credit Agreement"); and

         WHEREAS, the Borrowers, Managing Agent and the other banks a party to the First Amended Credit Agreement entered into that certain First Amendment to First Amended and Restated Revolving Loan Agreement dated as of October 21, 1998 (the "First Amendment"); and

         WHEREAS, Borrowers have requested that the Banks amend certain provisions of the First Amended Credit Agreement, as amended by the First Amendment; and

         WHEREAS, Managing Agent, Borrowers and the Banks desire to amend and restate the First Amended Credit Agreement , as amended by the First Amendment, in its entirety;

         NOW, THEREFORE, in consideration of the recitals herein and the mutual covenants contained herein, the parties hereto hereby amend and restate the First Amended Credit Agreement , as amended by the First Amendment, in its entirety as follows:

                                    Article 1
                        DEFINITIONS AND ACCOUNTING TERMS

                  1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "ABSOLUTE RATE BID" means the bid defined in Section 2.4(b).

                  "ADJUSTED EBITDA" means with respect to any fiscal period, an amount equal to the sum of (a) EBITDA of Parent and its Subsidiaries for such period consolidated in accordance with Generally Accepted Accounting Principles MINUS (b) the Capital Improvement Reserve for the Real Property of Parent and its Subsidiaries.

                  "ADJUSTED NOI" means, with respect to any Revenue-Producing Property and for any fiscal period, (a) NOI of that Revenue-Producing Property MINUS (b) the Capital Improvements Reserve for such Revenue-Producing Property.

                  "ADJUSTED TANGIBLE ASSETS" means, as of any date of determination, without duplication, the SUM OF (a) Total Assets of Parent and its Subsidiaries as of that date, MINUS (b) Intangible Assets of Parent and its Subsidiaries as of that date MINUS (c) any Aminority interest@ held by third parties and included within Total Assets as of that date, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

                  "ADVANCE" means any advance made or to be made by any Bank to Borrowers as provided in ARTICLE 2, and INCLUDES each Alternate Base Rate Advance and LIBOR Rate Advance.

                  "AFFILIATE" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise);

         PROVIDED that, in any event, any Person that owns, directly or indirectly, 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation, or 10% or more of the partnership or other ownership interests of any other Person, will be deemed to be an Affiliate of such corporation, partnership or other Person.

                  "AGREEMENT" means this Second Amended and Restated Revolving Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, restated or extended.

                  "AGREEMENT REGARDING FEES" means the Agreement Regarding Fees dated of even date herewith among the Borrowers and Managing Agent.

                  "ALTERNATE BASE RATE" means, as of any date of determination, the rate per annum equal to the HIGHER OF (a) the Reference Rate in effect on such date and (b) the Federal Funds Rate in effect on such date plus 1/2 of 1% (50 basis points) (rounded upwards, if necessary, to the next 1/100 of 1%).

                  "ALTERNATE BASE RATE ADVANCE" means an Advance made hereunder and specified to be an Alternate Base Rate Advance in accordance with
         ARTICLE 2.

                  "ALTERNATE BASE RATE LOAN" means a Loan made hereunder and specified to be an Alternate Base Rate Loan in accordance with ARTICLE 2.

                  "APPLICABLE ALTERNATE BASE RATE MARGIN" means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

                         APPLICABLE
                       PRICING LEVEL                      MARGIN
                       -------------                      ------
                               I                              0
                               II                             0
                               III                            0
                               IV                             0
                               V                             25
                               VI                            25

                  "APPLICABLE LIBOR RATE MARGIN" means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

                                     APPLICABLE
                                    PRICING LEVEL                      MARGIN
                                    -------------                      ------
                                            I                          100.00
                                            II                         120.00
                                            III                        130.00
                                            IV                         150.00
                                            V                          162.50
                                            VI                         187.50

                  "APPLICABLE PRICING LEVEL" means (a) for any Pricing Period during which Parent holds a Credit Rating of BBB+/Baa1 (or its equivalent) or better, Pricing Level I, (b) for any Pricing Period during which Parent holds a Credit Rating of BBB/Baa2 (or its equivalent), Pricing Level II, (c) for any Pricing Period during which Parent holds a Credit Rating of BBB-/Baa3 (or its equivalent), Pricing Level III and (d) for any Pricing Period during which Parent does not hold a Credit Rating of BBB-/Baa3 (or its equivalent) or better, the pricing level set forth below opposite the Leverage Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period:

            PRICING LEVEL               LEVERAGE RATIO
            -------------               --------------
                     IV                 Less than .35 to 1.00
                     V                  Equal to or greater than .35 to 1.00
                                               but less than .50 to 1.00
                     VI                 Equal to or greater than .50 to 1.00
                                               but less than or equal to .55 to
                                               1.00;

         PROVIDED that (a) the Applicable Pricing Level for the initial Pricing Period shall (UNLESS Pricing Level I, Pricing Level II or Pricing Level III is then in effect) be PRICING LEVEL V, (b) in the event that Borrowers do not deliver a Pricing Certificate with respect to any Pricing Period prior to the commencement of such Pricing Period, then until (but only until) such Pricing Certificate is delivered the Applicable Pricing Level for that Pricing Period shall be Pricing Level VI and (c) if any Pricing Certificate is subsequently determined to be in error, then the resulting change in the Applicable Pricing Level shall be made retroactively to the beginning of the relevant Pricing Period.

                  "ASSET VALUE" means, as of any date of determination and with respect to any improved Real Property owned by a Person that is not under development for the purposes of Section 6.10, an amount equal to
         (a) the Adjusted NOI of such Person from such Real Property for the period covered by the previous four full consecutive Fiscal Quarters divided by (b) the Capitalization Rate. Prior to such time as a Borrower or any of its Subsidiaries has owned and operated any Real Property for four full Fiscal Quarters, the Adjusted NOI with respect to such Real Property for the number of full Fiscal Quarters which the Borrower or any of its Subsidiaries has owned and operated such parcel of Real Property shall be adjusted by the applicable Borrower to an annual Adjusted
         NOI in a manner reasonably acceptable to the Managing Agent.

                  "BANK" means each bank whose name is set forth in the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8.

                  "BANKBOSTON" means BankBoston, N.A., a national banking association.

                  "BANKING DAY" means any Monday, Tuesday, Wednesday, Thursday or Friday, OTHER THAN a day on which banks are authorized or required to be closed in Massachusetts, New York or California.

                  "BORROWING BASE" means, as of any date of determination, the LESSER OF (a) the maximum amount which, when added to the total outstanding balance of all unsecured Indebtedness of Parent and its Subsidiaries (including the Loans), would not exceed fifty-five percent (55%) of the aggregate Asset Value of the Unencumbered Asset Pool as of such date, and (b) the maximum amount which, when added to the total outstanding balance of all unsecured Indebtedness of Parent and its Subsidiaries (including the Loans), would not cause the "Test Debt Service Coverage Amount" (as hereinafter defined) for the Unencumbered Asset Pool to be less than two (2). "TEST DEBT SERVICE COVERAGE AMOUNT" means at any time determined under this Agreement, an amount obtained by dividing (a) the sum of the aggregate Adjusted NOI from the Unencumbered Asset Pool for the preceding four (4) full Fiscal Quarters, by (b) the annual amount of principal and interest that would be payable on the total outstanding balance of all unsecured Indebtedness of the Parent and its Subsidiaries (including the Loans and any requested Loans) when bearing interest at a rate per annum equal to the then-current annual yield on ten (10) year obligations issued by the United States Treasury most recently prior to the date of determination plus two percent (2.0%) and payable based on a twenty-five year mortgage style amortization schedule (expressed as a mortgage constant percentage). The Test Debt Service Coverage Amount shall be determined by the Borrowers and shall be satisfactory to the Managing Agent, provided that in the event that, as of any date under this Agreement, the Test Debt Service Coverage Amount is required to be determined hereunder and such determination shall have not been made as provided above, then such amount shall be determined by the Managing Agent. An example of the calculation of the Test Debt Service Coverage Amount is set forth in SCHEDULE 1.2 attached hereto. In the event that a Borrower shall have owned a property within the Unencumbered Asset Pool for less than four (4) full consecutive Fiscal Quarters, then for the purposes of performing such calculation, the Adjusted NOI with respect to such property shall be annualized by the applicable Borrower in a manner reasonably acceptable to the Managing Agent.

                  "BORROWERS" means, collectively, (a) Parent, (b) Operating Partnership, (c) QRS, (d) ARE, (e) the other borrowers whose names are set forth on the signature pages of this Agreement and (f) any other Wholly-Owned Subsidiary of Parent that hereafter executes a Joinder Agreement pursuant to SECTION 5.13. Borrowers are jointly and severally obligated with respect to the Obligations.

                  "CAPITAL IMPROVEMENT RESERVE" means with respect to any Real Property now or hereafter owned by the Borrowers or their Subsidiaries, an annual capital replacement reserve in the amount of thirty cents ($.30) multiplied by the Net Rentable Area contained therein.

                  "CAPITAL LEASE OBLIGATIONS" means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with Generally Accepted Accounting Principles, is classified as a capital lease.

                  "CAPITALIZATION RATE" means initially ten percent (10%), as such rate may be changed from time to time as provided in this definition. The Borrowers may request that the Banks modify the prevailing Capitalization Rate based upon information provided to the Borrowers and the Banks by an independent expert mutually acceptable to Parent and the Managing Agent concerning the prevailing capitalization rate used by sophisticated real estate industry professionals to value properties comparable to those in the Unencumbered Asset Pool for comparable purposes, provided that any change to the Capitalization Rate shall be subject to the prior written approval of the Requisite Banks.

                  "CASH" means, when used in connection with any Person, all monetary and non-monetary items owned by that Person that are treated as cash in accordance with Generally Accepted Accounting Principles, consistently applied.

                  "CASH INTEREST EXPENSE" means Interest Expense that is paid or currently payable in Cash.

                  "CERTIFICATE" means a certificate signed by a Senior Officer or Responsible Official (as applicable) of the Person providing the certificate.

                  "CHANGE IN CONTROL" means (a) any transaction or series of related transactions in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 40% or more of the outstanding Common Stock, (b) Parent consolidates with or merges into another Person or conveys, transfers or leases its properties and assets substantially as an entirety to any Person or any Person consolidates with or merges into Parent, in either event pursuant to a transaction in which the outstanding Common Stock is changed into or exchanged for cash, securities or other property, with the effect that any

         Unrelated Person becomes the beneficial owner, directly or indirectly, of 40% or more of Common Stock or that the Persons who were the holders of Common Stock immediately prior to the transaction hold less than 60% of the common stock of the surviving corporation after the transaction, (c) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the board of directors of Parent (together with any new or replacement directors whose election by the board of directors, or whose nomination for election, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for reelection was previously so approved) cease for any reason to constitute a majority of the directors then in office, or (d) a "change in control" as defined in any document governing Indebtedness of Parent in excess of $25,000,000 which gives the holders of such Indebtedness the right to accelerate or otherwise require payment of such Indebtedness prior to the maturity date thereof. For purposes of the foregoing, the term "UNRELATED PERSON" means any Person OTHER THAN (i) a Subsidiary of Parent, (ii) an employee stock ownership plan or other employee benefit plan covering the employees of Parent and its Subsidiaries or (iii) any Person that held Common Stock on the day prior to the effective date of Parent's registration statement under the Securities Act of 1933 covering the initial public offering of Common Stock.

                  "CLOSING DATE" means the time and Banking Day on which the conditions set forth in Section 8.1 are satisfied or waived. The Managing Agent shall notify Borrowers and the Banks of the date that is the Closing Date.

                  "CODE" means the Internal Revenue Code of 1986, as amended or replaced and as in effect from time to time.

                  "COMMITMENTS" means the Line Commitment.

                  "COMMITMENTS ASSIGNMENT AND ACCEPTANCE" means a commitment assignment and acceptance substantially in the form of EXHIBIT A.

                  "COMMITTED ADVANCE" means an Advance made to Borrowers by any Bank in accordance with its Pro Rata Share of the Commitments pursuant to Section 2.1.

                  "COMMITTED LOANS" means Loans that are comprised of Committed Advances.

                  "COMMON STOCK" means the common stock of Parent or its successor.

                  "COMPETITIVE ADVANCE" means an Advance made to Borrowers by any Bank not determined by that Bank's Pro Rata Share of the Commitments pursuant to Section 2.4.

                  "COMPETITIVE ADVANCE NOTE" means the promissory note made by Borrowers in favor of a Bank to evidence the Competitive Advances made by that Bank, substantially in the form of EXHIBIT B, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

                  "COMPETITIVE BID" means a written bid to provide a Competitive Advance substantially in the form of EXHIBIT C, signed by a Responsible Official of a Bank and properly completed to provide all information required to be included therein.

                  "COMPETITIVE BID REQUEST" means a written request submitted by Borrowers to the Managing Agent to provide a Competitive Bid, substantially in the form of EXHIBIT D, signed by a Responsible Official of Borrowers and properly completed to provide all information required to be included therein.

                  "COMPLIANCE CERTIFICATE" means a certificate in the form of EXHIBIT E, properly completed and signed by a Senior Officer of Borrowers.

                  "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any outstanding security issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound.

                  "CONTROLLED ENTITY" means a Person (a) that is a Subsidiary of Parent, (b) that is a general partnership or a limited partnership in which a Wholly-Owned Subsidiary is the sole managing general partner and such managing general partner has the sole power to (i) sell all or substantially all of the assets of such Person, (ii) incur Indebtedness in the name of such Person, (iii) grant a Lien on all or any portion of the assets of such Person and (iv) otherwise generally manage the business and assets of such Person or (c) that is a limited liability company for which a Wholly-Owned Subsidiary is the sole manager and such manager has the sole power to do the acts described in subclauses
         (i) through (iv) of clause (b) above.

                  "CREDIT RATING" means, as of any date of determination, the higher of the credit ratings (or their equivalents) then assigned to Parent's long-term senior unsecured debt by either of the Rating Agencies; PROVIDED that any credit rating so assigned by a Rating Agency shall be deemed for this purpose to include all lower credit ratings of such Rating Agency. For purposes of the foregoing, "RATING AGENCIES" means (a) Standard & Poor's Rating Group (a division of McGraw Hill, Inc.) ("S&P") and its successors, and (b) Moody's Investor Services, Inc. ("Moody's") and its successors. A credit rating of BBB-from S&P is equivalent to a credit rating of Baa3 from Moody's and vice versa. A credit rating of BBB from S&P is equivalent to a credit rating of Baa2 from Moody's and vice versa. It is the intention of the parties that if Parent shall only obtain a credit rating from one of the Rating Agencies without seeking a credit rating from the other of the Rating Agencies, the Borrowers shall be entitled to the benefit of the Pricing Level for such credit rating. If Parent shall have obtained a credit rating from both of the Rating Agencies, the higher of the two ratings shall control, provided that the lower rating is only one level below that of the higher rating. If the lower rating is more than one level below that of the higher credit rating, the lower credit rating shall control. In the event that Parent shall have obtained a credit rating from both of the Rating Agencies and shall thereafter lose such rating from one of the Rating Agencies, the Parent shall be deemed for the purposes hereof not to have a credit rating. If at any time either of the Rating Agencies shall no longer perform the functions of a securities rating agency, then the Borrowers and the Managing Agent shall promptly negotiate in good faith to agree upon a substitute rating agency or agencies (and to correlate the system of ratings of each substitute rating agency with that of the rating agency being replaced), and pending such amendment, the Credit Rating of the other of the Rating Agencies, if one has been provided, shall continue to apply.

                  "DEBT OFFERING" means the issuance and sale by any Borrower of any debt securities of such Borrower.

                  "DEBT SERVICE" means for any period, the sum of all Interest Charges and mandatory or regularly scheduled principal payments due and payable during such period excluding any balloon payments due upon maturity of any indebtedness. Debt Service shall include the portion of rent payable by a Person during such period under Capital Lease Obligations that should be treated as principal in accordance with Generally Accepted Accounting Principles.

                  "DEBT SERVICE COVERAGE" means, as of the last day of each Fiscal Quarter, the RATIO OF (a) Adjusted EBITDA for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters TO (b) Debt Service of the Parent and its Subsidiaries for that fiscal period.

                  "DEBTOR RELIEF LAWS" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

                  "DEFAULT" means any event that, with the giving of any applicable notice or passage of time specified in Section 9.1, or both, would be an Event of Default.

                  "DEFAULT RATE" means the interest rate prescribed in Section 3.9.

                  "DESIGNATED DEPOSIT ACCOUNT" means a deposit account to be maintained by Borrowers with BankBoston or one of its Affiliates, as from time to time designated by Borrowers by written notification to the Managing Agent.

                  "DEVELOPMENT INVESTMENTS" shall have the meaning contained in
         Section 6.10.

                  "DISQUALIFIED STOCK" means any capital stock, warrants, options or other rights to acquire capital stock (but excluding any debt security which is convertible, or exchangeable, for capital stock), which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date.

                  "DISTRIBUTION" means, with respect to any shares of capital stock or any warrant or option to purchase an equity security or other equity security or interest issued by a Person, (i) the retirement, redemption, purchase or other acquisition for Cash or for Property by such Person of any such security or interest, (ii) the declaration or (without duplication) payment by such Person of any dividend in Cash or in Property on or with respect to any such security or interest, (iii) any Investment by such Person in the holder of 5% or more of any such security or interest if a purpose of such Investment is to avoid characterization of the transaction as a Distribution and (iv) any other payment in Cash or Property by such Person constituting a distribution under applicable Laws with respect to such security or interest.

                  "DOLLARS" or "$" means United States dollars.

                  "DOMESTIC REFERENCE BANK" means BankBoston or such other Bank as may be appointed by the Managing Agent with the approval of Parent (which shall not be unreasonably withheld).

                  "EBITDA" means, with respect to any Person (or any asset of a Person) for any fiscal period, the SUM OF (a) the Net Income of such Person (or attributable to such asset) for that period, PLUS (b) any non-operating non-recurring loss reflected in such Net Income, MINUS
         (c) any non-operating non-recurring gain reflected in such Net Income, PLUS (d) Interest Expense of such Person for that period, PLUS (e) the aggregate amount of federal and state taxes on or measured by income of such Person for that period (whether or not payable during that period), PLUS (f) depreciation, amortization and all other non-cash expenses (INCLUDING non-cash officer compensation) of such Person for that period, in each case as determined in accordance with Generally Accepted Accounting Principles.

                  "ELIGIBLE ASSIGNEE" means (a) another Bank, (b) with respect to any Bank, any Affiliate of that Bank, (c) any commercial bank having a combined capital and surplus of $100,000,000 or more, (d) any (i) savings bank, savings and loan association or similar financial institution or (ii) insurance company engaged in the business of writing insurance which, in either case (A) has a net worth of $200,000,000 or more, (B) is engaged in the business of lending money and extending credit under credit facilities substantially similar to those extended under this Agreement and (C) is operationally and procedurally able to meet the obligations of a Bank hereunder to the same degree as a commercial bank and (e) any other financial institution (INCLUDING a mutual fund or other fund) having total assets of $250,000,000 or more which meets the requirements set forth in subclauses (B) and (C) of clause (d) above; PROVIDED that each Eligible Assignee must either
         (a) be organized under the Laws of the United States of America, any State thereof or the District of Columbia or (b) be organized under the Laws of the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, and (i) act hereunder through a branch, agency or funding office located in the United
         States of America and (ii) be exempt from withholding of tax on interest and deliver the documents related thereto pursuant to
         Section 11.21.

                  "EMPLOYEE PLAN" means any (a) employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA,
         (b) any plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (c) any entity the underlying assets of which include plan assets (as defined in 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in such entity (INCLUDING an insurance company general account), or (d) a governmental plan (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) organized in a jurisdiction within the United States of America having prohibitions on transactions with such governmental plan substantially similar to those contained in Section 406 of ERISA or Section 4975 of the Code.

                  "EQUITY OFFERING" means the issuance and sale by any Borrower of any equity securities of such Borrower.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

                  "ERISA AFFILIATE" means each Person (whether or not incorporated) which is required to be aggregated with Parent pursuant to Section 414 of the Code.

                  "EVENT OF DEFAULT" shall have the meaning provided in Section 9.1.

                  "FEDERAL FUNDS RATE" means, as of any date of determination, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Banking Day, for the next preceding Banking Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Banking Day, the average of the quotations for such day on such transactions received by the Managing Agent from three (3) Federal funds brokers of recognized standing selected by the Managing Agent. For purposes of this Agreement, any change in the Alternate Base
         Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

                  "FISCAL QUARTER" means the fiscal quarter of Borrowers ending on each March 31, June 30, September 30 and December 31.

                  "FISCAL YEAR" means the fiscal year of Borrowers ending on each December 31.

                  "FIXED CHARGE COVERAGE" means, as of the last day of each Fiscal Quarter, the RATIO of (a) Adjusted EBITDA for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters TO (b) the SUM of (i) Debt Service of the Parent and its Subsidiaries for such fiscal period PLUS (ii) all Preferred Distributions of Parent and its Subsidiaries made during such fiscal period.

                  "FIXED RATE LOAN" means any Competitive Advance bearing interest on the basis of a fixed rate specified by the Bank making such Competitive Advance in response to a request for an Absolute Rate Bid.

                  "FUNDS AVAILABLE FOR DISTRIBUTION" means with respect to any fiscal period, an amount equal to Funds From Operations, MINUS Net Capital Expenditures of Parent and its Subsidiaries incurred during such fiscal period.

                  "FUNDS FROM OPERATIONS" means, with respect to any fiscal period, (a) the Net Income of Parent for that period, PLUS (b) any loss resulting from the restructuring of Indebtedness, sale of Property or other non-operating non-recurring cause during that period, MINUS (c) any gain resulting from the restructuring of Indebtedness, sale of Property or other non-operating non-recurring cause during that period, PLUS (d) depreciation and amortization of Revenue-Producing Properties (including with respect to trade fixtures and tenant improvements which are a part thereof and capitalized leasing expenses, such as leasing commissions and tenant improvement allowances), and ADJUSTED to take into account (i) the results of operations of any unconsolidated Related Ventures calculated on the same basis and (ii) any unusual and non-recurring expense which otherwise would materially distort a comparative evaluation of Funds From Operation for different fiscal periods.

                  "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means, as of any date of determination, accounting principles (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American

         Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or (c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "CONSISTENTLY APPLIED," as used in connection therewith, means that the accounting principles applied are consistent in all material respects with those applied at prior dates or for prior periods.

                  "GOVERNMENTAL AGENCY" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body or (c) any court or administrative tribunal of competent jurisdiction.

                  "GUARANTY OBLIGATION" means, as to any Person, any (a) guarantee by that Person of Indebtedness of, or other obligation performable by, any other Person or (b) assurance given by that Person to an obligee of any other Person with respect to the performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, INCLUDING any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; PROVIDED, HOWEVER, that the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation in respect of Indebtedness shall be deemed to be an amount equal to the stated or determinable amount of the related Indebtedness (unless the Guaranty Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the reasonably anticipated liability in respect thereof as determined by the Person in good faith pursuant to Generally Accepted Accounting Principles.

                  "HAZARDOUS MATERIALS" means substances defined as "hazardous substances" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., or as "hazardous", "toxic" or "pollutant" substances or as "solid waste" pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or as "friable asbestos" pursuant to the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq. or any other applicable Hazardous Materials Law, in each case as such Laws are amended from time to time.

                  "HAZARDOUS MATERIALS LAWS" means all Laws governing the treatment, transportation or disposal of Hazardous Materials applicable to any of the Real Property.

                  "INDEBTEDNESS" means, as to any Person (without duplication),
         (a) indebtedness of such Person for borrowed money or for the deferred purchase price of Property (EXCLUDING trade and other accounts payable in the ordinary course of business in accordance with ordinary trade terms), INCLUDING any Guaranty Obligation, (b) indebtedness of such Person of the nature described in clause (A) that is non-recourse to the credit of such Person but is secured by assets of such Person, to the extent of the fair market value of such assets as determined in good faith by such Person, (c) Capital Lease Obligations of such Person, (d) indebtedness of such Person arising under bankers' acceptance facilities or under facilities for the discount of accounts receivable of such Person, (e) the undrawn face amount of any letters of credit issued for the account of such Person, (f) any net obligations of such Person under Swap Agreements, (g) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed, and (h) without duplication, a Person's pro rata share of any of the above-described obligations of its unconsolidated Affiliates. Indebtedness shall include all obligations, contingent and otherwise, that in accordance with Generally Accepted Accounting Principles should be classified upon the obligor's balance sheet as liabilities, including all of the foregoing whether or not so classified.

                  "INITIAL POOL PROPERTIES" means the Revenue-Producing Properties described in SCHEDULE 4.18.

                  "INTANGIBLE ASSETS" means assets that are considered intangible assets under Generally Accepted Accounting Principles, INCLUDING customer lists, goodwill, copyrights, trade names, trademarks and patents.

                  "INTEREST CHARGES" means, as of the last day of any fiscal period, the SUM OF (a) Cash Interest Expense of a Person PLUS (b) all interest currently payable by a Person in Cash incurred during that fiscal period which is capitalized under Generally Accepted

         Accounting Principles PLUS (c) a Person's Proportional Share of the Cash Interest Expense and capitalized interest payable in Cash of Related Ventures during that fiscal period.

                  "INTEREST EXPENSE" means, with respect to any Person and as of the last day of any fiscal period, the SUM OF (a) all interest, fees, charges and related expenses paid or payable (without duplication) for that fiscal period by that Person to a lender in connection with borrowed money (INCLUDING any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under Generally Accepted Accounting Principles PLUS (b) the portion of rent paid or payable (without duplication) for that fiscal period by that Person under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13 MINUS (PLUS) (c) amounts received (paid) under Swap Agreements.

                  "INTEREST PERIOD" means, with respect to any LIBOR Rate Loan, the related LIBOR Period.

                  "INVESTMENT" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, INCLUDING any partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested (MINUS any return of capital with respect to such Investment which has actually been received in Cash or has been converted into
         Cash), without adjustment for subsequent increases or decreases in the value of such Investment.

                  "JOINDER AGREEMENT" means the joinder agreement with respect to this Agreement to be executed and delivered pursuant to Section 5.13 by any additional Borrower in the form of EXHIBIT F, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

                  "LAWS" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

                  "LETTER OF CREDIT" means a standby letter of credit which is payable upon presentation of a sight draft and other documents, as originally issued pursuant to this Agreement or as amended, modified, extended, renewed or supplemented thereafter.

                  "LETTER OF CREDIT EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time PLUS (b) the aggregate amount of all unreimbursed drawings under Letters of Credit at such time.

                  "LETTER OF CREDIT REQUEST" means the request described in
         Section 2.6.

                  "LEVERAGE RATIO" means, as of the last day of each Fiscal Quarter, the RATIO OF (a) Total Liabilities of Parent and its Subsidiaries as of that date TO (b) Adjusted Tangible Assets as of that date.

                  "LIBOR BANKING DAY" means any Banking Day on which dealings in Dollar deposits are conducted by and among banks in the London interbank market.

                  "LIBOR LENDING OFFICE" means, as to each Bank, its office or branch so designated by written notice to Borrowers and the Managing Agent as its LIBOR Lending Office. If no LIBOR Lending Office is designated by a Bank, its LIBOR Lending Office shall be its office at its address for purposes of notices hereunder.

                  "LIBOR MARGIN BID" means the bid defined in Section 2.4(B).

                  "LIBOR OBLIGATIONS" means eurocurrency liabilities, as defined in Regulation D or any comparable regulation of any Governmental Agency having jurisdiction over any Bank.

                  "LIBOR PERIOD" means, as to each LIBOR Rate Loan, the period commencing on the date specified by Borrowers pursuant to Section 2.1(C) and ending 1, 2, 3 or 6 months (or, with the written consent of all of the Banks, any other period) thereafter, as specified by Borrowers in the applicable Request for Loan; PROVIDED that:

                           (a) The first day of any LIBOR Period shall be a
                  LIBOR Banking Day;

                           (b) Any LIBOR Period that would otherwise end on a
                  day that is not a LIBOR Banking Day shall be extended to the next succeeding LIBOR Banking Day unless such LIBOR Banking Day falls in another calendar month, in which case such LIBOR Period shall end on the next preceding LIBOR Banking Day; and

                           (c) No LIBOR Period shall extend beyond the Maturity
                  Date.

                  "LIBOR RATE" means, with respect to any LIBOR Rate Loan, the interest rate per annum as determined by the LIBOR Reference Bank (rounded upward, if necessary, to the next 1/100 of 1%) at which deposits in Dollars are offered to prime banks by such banks in the London interbank market (based on Dow Jones Markets quotes, page 3750, or such other page as containing the same information as presently on page 3750, or if such information is not available, in such other manner as the LIBOR Reference Bank shall determine) at or about 11:00 a.m. local time in the London interbank market, two (2) LIBOR Banking Days before the first day of the applicable LIBOR Period for delivery on the first day of such LIBOR Period in an aggregate amount approximately equal to the amount of the Advance with respect to such LIBOR Rate Loan and for a period of time comparable to the number of days in the applicable LIBOR Period.

                  "LIBOR RATE ADVANCE" means an Advance made hereunder and specified to be a LIBOR Rate Advance in accordance with ARTICLE 2.

                  "LIBOR RATE LOAN" means a Loan made hereunder and specified to be a LIBOR Rate Loan in accordance with ARTICLE 2.

                  "LIBOR REFERENCE BANK" means BankBoston or such other Bank as may be appointed by the Managing Agent with the approval of Parent (which shall not be unreasonably withheld).

                  "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, INCLUDING any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of any financing statement (OTHER THAN a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

                  "LINE COMMITMENT" means, subject to Sections 2.7, $325,000,000. The respective Pro Rata Shares of the Banks with respect to the Line Commitment are set forth in SCHEDULE 1.1.

                  "LINE LOAN" means any Loan made under the Line Commitment.

                  "LINE NOTE" means any of the promissory notes made by Borrowers to a Bank evidencing Advances under that Bank's Pro Rata Share of the Line Commitment, substantially in the form of EXHIBIT G, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted. By delivery of the Line Notes, there shall not be deemed to have occurred, and there has not otherwise occurred, any payment, satisfaction or novation of the indebtedness evidenced by the "Notes" as defined in the First Amended Credit Agreement, which indebtedness is instead allocated among the Banks as of the date hereof and evidenced by the Line Notes in accordance with their respective Pro Rata Shares.

                  "LOAN" means the aggregate of the Advances made at any one time by the Banks pursuant to Section 2.1, Competitive Advances made pursuant to Section 2.4 and the Swing Loans made pursuant to Section 2.5.

                  "LOAN DOCUMENTS" means, collectively, this Agreement, the Notes, each Joinder Agreement and any other agreements of any type or nature hereafter executed and delivered by Borrowers to the Managing Agent or to any Bank in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

                  "MAJORITY BANKS" means (a) as of any date of determination if the Commitments are then in effect, Banks having in the aggregate more than 50% of the Commitments then in effect and (b) as of any date of determination if the Commitments have then been suspended or terminated and there is then any Indebtedness evidenced by the Notes, Banks holding Notes evidencing in the aggregate more than 50% of the aggregate Indebtedness then evidenced by the Notes.

                  "MANAGING AGENT" means BankBoston, when acting in its capacity as the Managing Agent under any of the Loan Documents, or any successor Managing Agent.

                  "MANAGING AGENT'S OFFICE" means the Managing Agent's address at 100 Federal Street, Boston, Massachusetts 02110, or such other address as the Managing Agent hereafter may designate by written notice to Borrowers and the Banks. With respect to notices to be sent to BankBoston as Managing Agent with respect to Requests for Loans, Letter of Credit Requests and any other requests, such notices shall be sent to the office of Managing Agent located in Atlanta, Georgia as specified in this Agreement, or at such other office as Managing Agent may designate by written notice to the Banks and the Borrowers.

                  "MARGIN STOCK" means "margin stock" as such term is defined in Regulation T, U or X.

                  "MATERIAL ADVERSE EFFECT" means any set of circumstances or events which (a) has had or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document (OTHER THAN as a result of any action or inaction of the Managing Agent or any Bank), (b) has been or could reasonably be expected to be material and adverse to the business or condition (financial or otherwise) of Borrowers or (c) has materially impaired or could reasonably be expected to materially impair the ability of Borrowers to perform the Obligations.

                  "MATURITY DATE" means February 11, 2003, or if the Maturity Date has then been extended pursuant to Section 2.10, such extended Maturity Date.

                  "MAXIMUM COMPETITIVE ADVANCE" means, with respect to any Competitive Bid made by a Bank, the amount set forth therein as the maximum Competitive Advance which that Bank is willing to make in response to the related Competitive Bid Request.

                  "MONTHLY PAYMENT DATE" means the first day of each calendar month.

                  "MORTGAGEABLE GROUND LEASE" means any lease (a) which is a direct lease granted by the fee owner of real property, (b) which has a remaining term (calculated one time only from the later of the Closing Date or the date the property subject to such lease becomes part of the Qualified Unencumbered Asset Pool) of not less than thirty (30) years, including extension options which are exercisable solely at the discretion of a Borrower, (c) under which no material default has occurred and is continuing, and (d) with respect to which a security interest may be granted without the consent of the lessor.

                  "MULTIEMPLOYER PLAN" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA to which Borrowers or any of their ERISA Affiliates contribute or are obligated to contribute.

                  "NEGATIVE PLEDGE" means a Contractual Obligation that contains a covenant binding on Borrowers that prohibits Liens on any of their Property, OTHER THAN (a) any such covenant contained in a Contractual Obligation granting or relating to a particular Lien which affects only the Property that is the subject of such Lien and (b) any such covenant that does not apply to Liens which may secure the Obligations now or in the future.

                  "NET CAPITAL EXPENDITURES" means with respect to any Person for any fiscal period, an amount equal to the sum of the amount of capital expenditures paid in cash by such Person in order to maintain the general condition and operation of its Real Property during such fiscal period, excluding any non-recurring capital expenditures made to update or enhance building infrastructure or building systems on such Real Property, PLUS the amount of leasing costs (including leasing commissions and standard tenant improvements) paid in cash by such Person with respect to its Real Property during such fiscal period.

                  "NET INCOME" means, with respect to any Person and with respect to any fiscal period, the net income of that Person for that period, determined in accordance with Generally Accepted Accounting Principles, consistently applied.

                  "NON-RECOURSE DEBT" means Indebtedness of Parent or any of its Subsidiaries for which the liability of Parent or such Subsidiary (EXCEPT with respect to fraud, Hazardous Materials Laws liability and other customary exceptions) either is contractually limited to collateral securing such Indebtedness or is so limited by operation of Law.

                  "NET RENTABLE AREA" means with respect to any Real Property, the floor area of any buildings, structures or improvements available for leasing to tenants (excluding storage lockers and parking spaces) determined in accordance with the Rent Roll for such Real Property, the manner of such determination to be consistent for all Real Property unless otherwise approved by the Managing Agent.

                  "NOI" means, with respect to any Revenue-Producing Property and with respect to any fiscal period, the SUM OF (a) the net income of that Revenue-Producing Property for that period, PLUS (b) Interest Expense of that Revenue-Producing Property for that period, PLUS (c) the aggregate amount of federal and state taxes on or measured by income of that Revenue-Producing Property for that period
         (whether or not payable during that period), PLUS (d) depreciation, amortization and all other non-cash expenses of that Revenue-Producing Property for that period, in each case as determined in accordance with Generally Accepted Accounting
         Principles.

                  "NOTES" means the Line Notes, the Competitive Advance Notes and the Swing Loan Note.

                  "OBLIGATIONS" means all present and future obligations of every kind or nature of Borrowers at any time and from time to time owed to the Managing Agent or the Banks or any one or more of them, under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, INCLUDING obligations of performance as well as obligations of payment, and INCLUDING interest that accrues after the commencement of any proceeding under any Debtor Relief Law by or against Borrowers.

                  "OPINIONS OF COUNSEL" means the favorable written legal opinions of (a) Ballard Spahr Andrews & Ingersoll, LLP, special Maryland counsel to Borrowers and (b) Skadden, Arps, Slate, Meagher & Flom, LLP, special counsel to Borrowers, substantially in the form of EXHIBITS I-1 AND I-2 , respectively, together with copies of all factual certificates and legal opinions delivered to such counsel in connection with such opinion upon which such counsel has relied.

                  "PARENT'S PROPORTIONAL SHARE" means, with respect to any Related Venture, the percentage of the direct and indirect equity ownership interest of Parent in the Related Venture.

                  "PARTY" means any Person other than the Managing Agent and the Banks, which now or hereafter is a party to any of the Loan Documents.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereof established under ERISA.

                  "PENSION PLAN" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), OTHER THAN a Multiemployer Plan, which is subject to Title IV of ERISA and is maintained by Borrowers or to which Borrowers contribute or have an obligation to contribute.

                  "PERMITTED ENCUMBRANCES" means:

                           (a) Inchoate Liens incident to construction on or
                  maintenance of Property; or Liens incident to construction on or maintenance of Property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment,

                  PROVIDED that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material impending risk of loss or forfeiture;

                           (b) Liens for taxes and assessments on Property which
                  are not yet past due; or Liens for taxes and assessments on Property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, PROVIDED that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material impending risk of loss or forfeiture;

                           (c) defects and irregularities in title to any
                  Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

                           (d) easements, exceptions, reservations, or other
                  agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

                           (e) easements, exceptions, reservations, or other
                  agreements for the purpose of facilitating the joint or common use of Property in or adjacent to a shopping center or similar project affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

                           (f) rights reserved to or vested in any Governmental
                  Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, the use of any Property;

                           (g) rights reserved to or vested in any Governmental
                  Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

                           (h) present or future zoning laws and ordinances or
                  other laws and ordinances restricting the occupancy, use, or enjoyment of Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

                           (i) statutory Liens, other than those described in
                  clauses (A) or (B) above, arising in the ordinary course of business (but not in connection with the incurrence of any Indebtedness) with respect to obligations which are not delinquent or are being contested in good faith, PROVIDED that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no Property is subject to a material impending risk of loss or forfeiture;

                           (j) covenants, conditions, and restrictions affecting
                  the use of Property which may not give rise to any Lien against such Property and which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

                           (k) rights of tenants as tenants only under leases
                  and rental agreements covering Property entered into in the ordinary course of business of the Person owning such Property;

                           (l) Liens consisting of pledges or deposits to secure
                  obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

                           (m) Liens consisting of pledges or deposits of
                  Property to secure performance in connection with operating leases made in the ordinary course of business, PROVIDED the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 20% of the annual fixed rentals payable under such lease;

                           (n) Liens consisting of deposits of Property to
                  secure bids made with respect to, or performance of, contracts (OTHER THAN contracts creating or evidencing an extension of credit to the depositor);

                           (o) Liens consisting of any right of offset, or
                  statutory bankers' lien, on bank deposit accounts maintained in the ordinary course of business so long as such bank deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers' lien;

                           (p) Liens consisting of deposits of Property to
                  secure statutory obligations of Borrowers;

                           (q) Liens created by or resulting from any litigation
                  or legal proceeding in the ordinary course of business which is currently being contested in good faith by appropriate proceedings, PROVIDED that, adequate reserves have been set aside and no material Property is subject to a material impending risk of loss or forfeiture; and

                           (r) other non-consensual Liens incurred in the
                  ordinary course of business but not in connection with the incurrence of any Indebtedness, which do not individually involve amounts in excess of $200,000.00 or in the aggregate involve amounts in excess of $500,000.00.

                  "PERMITTED RIGHT OF OTHERS" means a Right of Others consisting of (a) an interest (OTHER THAN a legal or equitable co-ownership interest, an option or right to acquire a legal or equitable co-ownership interest and any interest of a ground lessor under a ground lease), that does not materially impair the fair market value or use of Property for the purposes for which it is or may reasonably be expected to be held, (b) an option or right to acquire a Lien that would be a Permitted Encumbrance, (c) the subordination of a lease or sublease in favor of a financing entity and (d) a license, or similar right, of or to Intangible Assets granted in the ordinary course of business.

                  "PERSON" means any individual or entity, INCLUDING a trustee, corporation, limited liability company, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture, Governmental Agency, or other entity.

                  "PREFERRED DISTRIBUTIONS" means for any period, the amount of any and all Distributions due and payable to the holders of any form of preferred stock (whether perpetual, convertible or otherwise) or other ownership or beneficial interest in Parent or any of its Subsidiaries that entitles the holders thereof to preferential payment or distribution priority with respect to dividends, assets or other payments over the holders of any other stock or other ownership or beneficial interest in such Person.

                  "PRICING CERTIFICATE" means a certificate in the form of EXHIBIT J, properly completed and signed by a Senior Officer of Borrowers.

                  "PRICING PERIOD" means (a) the period commencing on the Closing Date and ending on June 1, 2000, (b) the period commencing on each June 2, and ending on the next following September 1, (c) the period commencing on each September 2, and ending on the next following December 1, (d) the period commencing on each December 2 and ending on the next following March 1, and (e) the period commencing on each March 2 and ending on the next following June 1.

                  "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "PRO RATA SHARE" means, with respect to each Bank, the percentage of the Commitments set forth opposite the name of that Bank on SCHEDULE 1.1, as such percentage may be increased or decreased pursuant to a Commitments Assignment and Acceptance executed in accordance with Section 11.8.

                  "QUALIFIED UNENCUMBERED ASSET POOL PROPERTY" means a Revenue-Producing Property that (a) is wholly owned in fee simple absolute or a leasehold interest pursuant to a Mortgageable Ground Lease by Parent or any other Borrower that is a Wholly-Owned Subsidiary, (b) is occupied or available for occupancy, (c) to the best of Borrowers' knowledge and belief, does not have any title, survey, environmental or other defects that would give rise to a materially adverse effect as to the value, use of or ability to sell or refinance such property, (d) is Unencumbered, and (e) would not cause the Borrowers to be in violation of the covenant set forth in Section 5.17.

                  "QUARTERLY PAYMENT DATE" means each July 1, October 1, January 1 and April 1.

                  "REAL PROPERTY" means, as of any date of determination, all real property then or theretofore owned, leased or occupied by any of Borrowers.

                  "REFERENCE RATE" means the rate of interest announced from time to time by the Domestic Reference Bank in Boston, Massachusetts (or other headquarters city of the Domestic Reference Bank), as its "base rate." It is a rate set by the Domestic Reference Bank based upon various factors including the Domestic Reference Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Reference Rate announced by the Domestic Reference Bank shall take effect at the opening of business on the day on which such change in the base rate becomes effective.

                  "REGULATION D" means Regulation D, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

                  "REGULATIONS T, U AND X" means Regulations T, U and X, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulations in substance substituted therefor.

                  "RELATED VENTURE" means a corporation, limited liability company, partnership or other Person that owns one or more Revenue-Producing Properties and which is not a Wholly-Owned Subsidiary.

                  "RENT ROLL" means a report prepared by a Borrower showing for the Real Property owned by it, its occupancy, lease expiration dates, lease rent and other information in substantially the form presented to the Managing Agent prior to the date hereof or in such other form as may have been approved by the Managing Agent.

                  "REQUEST FOR LOAN" means a written request for a Loan substantially in the form of EXHIBIT K, signed by a Responsible Official of any of Borrowers, on behalf of Borrowers, and properly completed to provide all information required to be included therein.

                  "REQUIREMENT OF LAW" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

                  "REQUISITE BANKS" means (a) as of any date of determination if the Commitments are then in effect, Banks having in the aggregate 67% or more of the Commitments then in effect and (b) as of any date of determination if the Commitments have then been suspended or terminated and there is then any Indebtedness evidenced by the Notes, Banks holding Notes evidencing in the aggregate 67% or more of the aggregate Indebtedness then evidenced by the Notes.

                  "RESPONSIBLE OFFICIAL" means (a) when used with reference to a Person other than an individual, any corporate officer of such Person, general partner or managing member of such Person, corporate officer of a corporate general partner or managing member of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person or corporate managing member of a limited liability company that is a managing member of such Person, or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. The Banks shall be entitled to conclusively rely upon any document or certificate that is signed or executed by a Responsible Official of Parent or any of its Subsidiaries as having been authorized by all necessary corporate, partnership and/or other action on the part of Parent or such Subsidiary.

                  "REVENUE-PRODUCING PROPERTY" means an identifiable improved real estate property that is utilized principally for office, office/laboratory, research or manufacturing/warehouse purposes (INCLUDING the underlying real property and all appurtenant real property rights) or for such other purposes as the Requisite Banks may approve which produces revenue to a Borrower or its Subsidiary.

                  "RIGHT OF OTHERS" means, as to any Property in which a Person has an interest, any legal or equitable right, title or other interest (other than a Lien) held by any other Person in that Property, and any option or right held by any other Person to acquire any such right, title or other interest in that Property, INCLUDING any option or right to acquire a Lien; PROVIDED, however, that (a) no covenant restricting the use or disposition of Property of such Person contained in any Contractual Obligation of such Person and (b) no provision contained in a contract creating a right of payment or performance in favor of a Person that conditions, limits, restricts, diminishes, transfers or terminates such right shall be deemed to constitute a Right of Others.

                  "SECURED DEBT" means Indebtedness of Parent or any of its Subsidiaries (INCLUDING Indebtedness of a Related Venture which is the subject of a Guaranty Obligation of Parent or a Subsidiary of Parent or, if such Person is a partnership, of which Parent or a Subsidiary of Parent is a general partner, Parent=s or such Subsidiaries= pro rata share of any such Indebtedness of unconsolidated Persons) that is secured by a Lien or is subject to a Negative Pledge.

                  "SENIOR OFFICER" means (a) the chief executive officer, (b) the chairman or (c) the chief financial officer, in each case of any of the Borrowers or of any of their corporate general partners or managing members, as applicable.

                  "SPECIAL LIBOR CIRCUMSTANCE" means the application or adoption after the Closing Date of any Law or interpretation, or any change therein or thereof, or any change in the interpretation or administration thereof by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or compliance by any Bank or its LIBOR Lending Office with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or comparable authority.

                  "STOCKHOLDERS' EQUITY" means, as of any date of determination, the Adjusted Tangible Assets of the Parent and its Subsidiaries as of that date MINUS Total Liabilities of Parent and its Subsidiaries as of such date.

                  "SUBSIDIARY" means, as of any date of determination and with respect to any Person, (a) any corporation, limited liability company, partnership or other Person (whether or not, in any case, characterized as such or as a "joint venture"), whether now existing or hereafter organized or acquired: (i) in the case of a corporation or limited liability company, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (ii) in the case of a partnership, of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries; and (b) any other Person the accounts of which are consolidated with the accounts of the designated parent.

                  "SWAP AGREEMENT" means a written agreement between Borrowers and one or more financial institutions, including without limitation, BankBoston, providing for "swap", "cap", "collar" or other interest rate protection with respect to any Indebtedness.

                  "SWING LOANS" means the loans described in Section 2.5.

                  "SWING LOAN BANK" means, collectively, BankBoston, in its capacity as Swing Loan Bank and any other Bank who shall agree to make Swing Loans.

                  "SWING LOAN COMMITMENT" means the sum of $10,000,000.00, as the same may be changed from time to time in accordance with the terms of this Agreement.

                  "SWING LOAN NOTE" means the note described in Section 2.5.

                  "TEST DEBT SERVICE COVERAGE AMOUNT" means the amount described in the definition of "Borrowing Base."

                  "TOTAL ASSETS" means all assets of a Person and its Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles; provided that all Real Property owned by a Person that is improved and is not under development for the purposes of Section 6.10 shall be valued based on its Asset Value. In the event that a Person has an ownership or other equity interest in any other Person, which investment is not consolidated in accordance with Generally Accepted Accounting Principles (that is, such interest is a "minority interest"), then the assets of a Person and its Subsidiaries shall include such Person=s or its Subsidiaries= allocable share of all assets of such Person in which a minority interest is owned based on such Person=s respective ownership interest in such other Person.

                  "TOTAL LIABILITIES" means all liabilities of a Person and its Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles and all Indebtedness and Guaranty Obligations of such Person and its Subsidiaries, whether or not so classified. In the event that a Person has an ownership or other equity interest in any other Person, which investment is not consolidated in accordance with Generally Accepted Accounting Principles (that is, such interest is a Aminority interest@), then the liabilities of a Person and its Subsidiaries shall include such Person=s or its Subsidiaries= allocable share of all indebtedness of such Person in which a minority interest is owned based on such Person=s respective ownership interest in such other Person.

                  "TO THE BEST KNOWLEDGE OF" means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case of a Person other than a natural Person, known by a Responsible Official of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by the Person (or, in the case of a Person other than a natural Person, would have been known by a Responsible Official of that Person).

                  "TYPE", when used with respect to any Loan or Advance, means the designation of whether such Loan or Advance is an Alternate Base Rate Loan or Advance, or a LIBOR Rate Loan or Advance.

                  "UNENCUMBERED" means, with respect to any Revenue-Producing Property, that such Revenue-Producing Property (a) is not subject to any Lien OTHER THAN Permitted Encumbrances, (b) is not subject to any Negative Pledge and (c) is not held by a

         Person any of whose equity interests are subject to a Lien or Negative Pledge in favor of any creditor of Parent or any of its Subsidiaries.

                  "UNENCUMBERED ASSET POOL" means, as of any date of determination, (a) the Initial Pool Properties, PLUS (b) each other Qualified Unencumbered Asset Pool Property which has been added to the Unencumbered Asset Pool pursuant to Section 2.11 as of such date, MINUS
         (c) any Revenue-Producing Property which has been removed from the Unencumbered Asset Pool pursuant to Section 2.11 as of such date.

                  "WHOLLY-OWNED SUBSIDIARY" means a Subsidiary of Parent, 100% of the capital stock or other equity interest of which is owned, directly or indirectly, by Parent, EXCEPT for director's qualifying shares required by applicable Laws.

                  1.2 USE OF DEFINED TERMS. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.

                  1.3 ACCOUNTING TERMS. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, Generally Accepted Accounting Principles applied on a consistent basis, EXCEPT as otherwise specifically prescribed herein. In the event that Generally Accepted Accounting Principles change during the term of this Agreement such that the covenants contained in Sections 6.5 through 6.15, inclusive, would then be calculated in a different manner or with different components, (a) Borrowers and the Banks agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrowers' financial condition to substantially the same criteria as were effective prior to such change in Generally Accepted Accounting Principles and
(b) Borrowers shall be deemed to be in compliance with the covenants contained in the aforesaid Sections if and to the extent that Borrowers would have been in compliance therewith under Generally Accepted Accounting Principles as in effect immediately prior to such change, but shall have the obligation to deliver each of the materials described in ARTICLE 7 to the Managing Agent and the Banks, on the dates therein specified, with financial data presented in a manner which conforms with Generally Accepted Accounting Principles as in effect immediately prior to such change.

                  1.4 ROUNDING. Any financial ratios required to be maintained by Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

                  1.5 EXHIBITS AND SCHEDULES. All Exhibits and Schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

                  1.6 REFERENCES TO "BORROWERS AND THEIR SUBSIDIARIES". Any reference herein to "Borrowers and their Subsidiaries" or the like shall refer solely to Borrowers during such times, if any, as Borrowers shall have no Subsidiaries.

                  1.7 MISCELLANEOUS TERMS. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

                                     Article 2
                                       LOANS


                  2.1  COMMITTED LOANS-GENERAL.

                           (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Maturity Date, each Bank shall, pro rata according to that Bank's Pro Rata Share of the then applicable Line Commitment, make Advances to Borrowers under the Line Commitment in such amounts as Borrowers may request that do not result in (i) the aggregate principal amount outstanding under the Line Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure PLUS the aggregate amount of Swing Loans outstanding being in excess of the Line Commitment, and (ii) the aggregate principal amount outstanding under the Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure being in excess of the LESSER OF (A) the Line Commitment or (B) the Borrowing Base; provided that in all events no Default or Event of Default shall have occurred and be continuing. Subject to the limitations set forth herein, Borrowers may borrow, repay and reborrow under the Line Commitment without premium or penalty.

                           (b) [INTENTIONALLY OMITTED].

                           (c) Subject to the next sentence, each Loan shall be made pursuant to a Request for Loan which shall specify the requested
         (i) date of such Loan, (ii) type of Loan, (iii) amount of such Loan, and (iv) in the case of a LIBOR Rate Loan, the Interest Period for such Loan. Unless the Managing Agent has notified, in its sole and absolute discretion, Borrowers to the contrary, a Loan may be requested by telephone by a Responsible Official of Borrowers, in which case Borrowers shall confirm such request by promptly delivering a Request for Loan in person or by telecopier conforming to the preceding sentence to the Managing Agent. Managing Agent shall incur no liability whatsoever hereunder in acting upon any telephonic request for Loan purportedly made by a Responsible Official of Borrowers, and Borrowers hereby agree to indemnify the Managing Agent from any loss, cost, expense or liability as a result of so acting.

                           (d) Promptly following receipt of a Request for Loan, the Managing Agent shall notify each Bank by telephone or telecopier (and if by telephone, promptly confirmed by telecopier) of the date and type of the Loan, the applicable Interest Period, and that Bank's Pro Rata Share of the Loan. Not later than 2:00 p.m., Massachusetts time, on the date specified for any Loan (which must be a Banking Day), each Bank shall make its Pro Rata Share of the Loan in immediately available funds available to the Managing Agent at the Managing Agent's Office. Upon satisfaction or waiver of the applicable conditions set forth in
         ARTICLE 8, all Advances shall be credited on that date in immediately available funds to the Designated Deposit Account.

                           (e) Unless the Requisite Banks otherwise consent, each Alternate Base Rate Loan shall be not less than $1,000,000, each LIBOR Rate Loan shall be not less than $2,000,000 and all Loans shall be in an integral multiple of $100,000.

                           (f) The Advances made by each Bank under the Line Commitment shall be evidenced by that Bank's Line Note.

                           (g) A Request for Loan shall be irrevocable upon the Managing Agent's first notification thereof.

                           (h) If no Request for Loan (or telephonic request for Loan referred to in the second sentence of Section 2.1(c), if applicable) has been made within the requisite notice periods set forth in Section 2.2 or 2.3 prior to the end of the Interest Period for any LIBOR Rate Loan, then on the last day of such Interest Period, such LIBOR Rate Loan shall be automatically converted into an Alternate Base Rate Loan in the same amount.

                  2.2 ALTERNATE BASE RATE LOANS. Each request by Borrowers for an Alternate Base Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of
Section 2.1(C), if applicable) received by the Managing Agent, at the Managing Agent's Office, not later than 2:00 p.m. Massachusetts time, on the date (which must be a Banking Day) prior to the date of the requested Alternate Base Rate Loan. All Loans shall constitute Alternate Base Rate Loans unless properly designated as a LIBOR Rate Loan pursuant to Section 2.3.

                  2.3  LIBOR RATE LOANS.

                           (a) Each request by Borrowers for a LIBOR Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for Loan referred to in the second sentence of SECTION 2.1(C), if applicable) received by the Managing Agent, at the Managing Agent's Office, not later than 2:00 p.m., Massachusetts time, at least three (3) LIBOR Banking Days before the first day of the applicable LIBOR Period.

                           (b) On the date which is two (2) LIBOR Banking Days before the first day of the applicable LIBOR Period, the Managing Agent shall confirm its determination of the applicable LIBOR Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrowers and the Banks by telephone or telecopier (and if by telephone, promptly confirmed by telecopier).

                           (c) Unless the Managing Agent and the Requisite Banks otherwise consent, no more than fifteen (15) LIBOR Rate Loans shall be outstanding at any one time.

                           (d) No LIBOR Rate Loan may be requested or continued during the continuation of a Default or Event of Default.

                           (e) Nothing contained herein shall require any Bank to fund any LIBOR Rate Advance in the London interbank market.

                  2.4  COMPETITIVE ADVANCES.

                           (a) Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Maturity Date, each Bank may in its sole and absolute discretion make Competitive Advances to Borrowers in such principal amounts as Borrowers may request pursuant to a Competitive Bid Request that do not result in (i) the aggregate principal amount outstanding under the Competitive Advance Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure PLUS the aggregate amount of Swing Loans outstanding being in excess of the LESSER OF (A) $75,000,000 or (B) an amount equal to 33-1/3% of the Line Commitment, and (ii) the aggregate principal amount outstanding under the Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure being in excess of the LESSER OF (A) the Line Commitment or (B) the available Borrowing Base. A Bank lending to the Borrowers pursuant to this Section 2.4 shall remain obligated to make Committed Loans in accordance with its Pro Rata Share as provided in
         Section 2.1.

                           (b) Borrowers shall request Competitive Advances by submitting a duly completed Competitive Bid Request to the Managing Agent, which Competitive Bid Request shall specify the relevant date, amount and maturity for the proposed Competitive Advance and shall state whether a Competitive Bid is requested on the basis of a fixed interest rate (an "Absolute Rate Bid") or on the basis of a margin over the LIBOR Rate (a "LIBOR Margin Bid") and which shall be accompanied by payment of a nonrefundable $2500 competitive bid request fee for the account of the Managing Agent. If a LIBOR Margin Bid is requested, the maturity date shall be one of the periods permitted for a LIBOR Period for LIBOR Rate Loans, and any such advance shall be a LIBOR Rate Loan. The proposed funding date shall be a Banking Day in the case of an Absolute Rate
         Bid or a LIBOR Banking Day in the case of a LIBOR Margin Bid. The Managing Agent shall incur no liability whatsoever hereunder in acting upon any Competitive Bid Request purportedly made by a Responsible Official of Borrowers, which hereby agrees to indemnify the Managing Agent from any loss, cost, expense or liability as a result of so acting. The Competitive Bid Request must be received by the Managing Agent not later than 12:00 noon Massachusetts time on a Banking Day that is at least five (5) Banking Days prior to the date of the proposed Competitive Advance.

                           (c) Unless the Managing Agent otherwise agrees, in its sole and absolute discretion, no Competitive Bid Request shall be made by Borrowers if Borrowers have within the current calendar month submitted five (5) or more Competitive Bid Requests.

                           (d) Each Competitive Bid Request must be made for a Competitive Advance of at least $10,000,000 and shall be in an integral multiple of $1,000,000.

                           (e) No Competitive Bid Request shall be made for a Competitive Advance with a maturity of less than 7 days or more than 180 days, or with a maturity date subsequent to the Maturity Date.

                           (f) The Managing Agent shall, promptly after receipt of a Competitive Bid Request, provide the Banks a copy thereof by telecopier. Any Bank may, by written notice to the Managing Agent, advise the Managing Agent that it elects not to be so notified of Competitive Bid Requests, in which case the Managing Agent shall not notify such Bank of the Competitive Bid Request.

                           (g) Each Bank receiving a Competitive Bid Request may, in its sole and absolute discretion, make or not make a Competitive Bid responsive to the Competitive Bid Request. Each Competitive Bid shall be submitted so as to be received by the Managing Agent not later than 12:00 noon (or, in the case of the Domestic Reference Bank, not later than 11:45 a.m.) Massachusetts time on the date which is four (4) Banking Days prior to the requested Competitive Advance. Any Competitive Bid received by the Managing Agent after 12:00 noon (or 11:45 a.m. in the case of the Domestic Reference Bank) on such date shall be disregarded for purposes of this Agreement. The Managing Agent shall incur no liability whatsoever hereunder in acting upon any Competitive Bid purportedly made by a Responsible Official of a Bank, each of which hereby agrees to indemnify the Managing Agent from any loss, cost, expense or liability as a result of so acting with respect to that Bank.

                           (h) Each Competitive Bid shall specify the fixed interest rate or the margin over the LIBOR Rate, as applicable, for the offered Maximum Competitive

         Advance set forth in the Competitive Bid. The Maximum Competitive Advance offered by a Bank in a Competitive Bid shall not exceed the Competitive Advance requested and may be less than the Competitive Advance requested by Borrowers in the Competitive Bid Request, but shall be an integral multiple of $1,000,000. Any Competitive Bid which offers an interest rate OTHER THAN a fixed interest rate or a margin over the LIBOR Rate, is in a form other than set forth in EXHIBIT C or which otherwise contains any term, condition, qualification or provision not contained in the Competitive Bid Request (including without limitation a requirement of a minimum advance) or is received after the time set forth in Section 2.4(g) shall be disregarded for purposes of this Agreement. A Competitive Bid once submitted to the Managing Agent shall, subject to the terms of Sections 3.8(c), 3.8(d) and Section 8.2, be irrevocable until 12:00 noon Massachusetts time on the date which is three (3) Banking Days prior to the requested Competitive Advance set forth in the related Competitive Bid Request, and shall expire by its terms at such time unless accepted by Borrowers prior thereto.

                           (i) Promptly after 12:00 noon Massachusetts time on the date which is four (4) Banking Days prior to the date of the proposed Competitive Advance, the Managing Agent shall notify Borrowers of the names of the Banks providing Competitive Bids to the Managing Agent at or before 12:00 noon on that date (or 11:45 a.m. in the case of the Domestic Reference Bank) and satisfying the conditions of this
         Section 2.4 and the Maximum Competitive Advance and fixed interest rate or margin over the LIBOR Rate set forth by each such Bank in its Competitive Bid.

                           (j) Borrowers may, in their sole and absolute discretion, reject any or all of the Competitive Bids. If Borrowers accept any Competitive Bid, the following shall apply: (i) Borrowers must accept all Absolute Rate Bids at all lower fixed interest rates before accepting any portion of an Absolute Rate Bid at a higher fixed interest rate, (ii) Borrowers must accept all LIBOR Margin Bids at all lower margins over the LIBOR Rate before accepting any portion of a LIBOR Margin Bid at a higher margin over the LIBOR Rate, (iii) if two or more Banks have submitted a Competitive Bid at the same fixed interest rate or margin, then Borrowers must accept either all of such Competitive Bids or accept such Competitive Bids in the same proportion as the Maximum Competitive Advance of each Bank bears to the aggregate Maximum Competitive Advances of all such Banks, (iv) Borrowers may not accept Competitive Bids for an aggregate amount in excess of the requested Competitive Advance set forth in the Competitive Bid Request, and (v) the principal amount of the Competitive Bids accepted must be at least $10,000,000 and shall be in an integral multiple of $1,000,000. Acceptance by Borrowers of a LIBOR Margin Bid or Absolute Rate Bid must be made prior to 12:00 noon Massachusetts time on the date which is three (3) Banking Days prior to the requested Competitive Advance. Acceptance of a Competitive Bid by Borrowers shall be accomplished by written notification thereof to the Managing Agent and shall be irrevocable upon such notification. The Managing Agent shall promptly notify each of the Banks whose

         Competitive Bid has been accepted by Borrowers by telephone, which notification shall promptly be confirmed in writing delivered in person or by telecopier to such Banks. Any Competitive Bid not accepted or rejected by Borrowers by 12:00 noon Massachusetts time, on the date which is three (3) Banking Days prior to the proposed Competitive Advance, shall be deemed rejected.

                           (k) In the case of a LIBOR Margin Bid, the Managing Agent shall determine the LIBOR Rate on the date which is two (2) LIBOR Banking Days prior to the date of the proposed Competitive Advance, and shall promptly thereafter notify Borrowers and the Banks whose LIBOR Margin Bids were accepted by Borrowers of such LIBOR Rate.

                           (l) A Bank whose Competitive Bid has been accepted by Borrowers shall make the Competitive Advance in accordance with the Competitive Bid Request and with its Competitive Bid, subject to the applicable conditions set forth in this Agreement, by making funds immediately available to the Managing Agent at the Managing Agent's Office in the amount of such Competitive Advance not later than 1:00 p.m., Massachusetts time, on the date set forth in the Competitive Bid Request. The Managing Agent shall then promptly make available to the Borrowers the aggregate amount of the Competitive Advances made available to the Managing Agent by crediting such amount in immediately available funds to the Designated Deposit Account.

                           (m) The Managing Agent shall notify Borrowers and the Banks promptly after any Competitive Advance is made of the amounts and maturity of such Competitive Advances and the identity of the Banks making such Competitive Advances.

                           (n) The Competitive Advances made by a Bank shall be evidenced by that Bank's Competitive Advance Note.

                           (o) No Competitive Advance may be prepaid without the prior written consent of the affected Bank.

                           (p) Notwithstanding anything in this Section 2.4 or this Agreement to the contrary, the provisions of this Section 2.4 shall not be effective and the Borrowers shall not be entitled to obtain Competitive Advances until Parent shall have delivered to Managing Agent evidence satisfactory to Managing Agent that Parent has subsequent to the Closing Date obtained a Credit Rating of at least BBB-/Baa3.

                  2.5  SWING LOAN COMMITMENTS.

                           (a) Subject to the terms and conditions set forth in this Agreement, Swing Loan Bank agrees to lend to the Borrowers (the "Swing Loans"), and the Borrowers may borrow (and repay and reborrow) from time to time between the Closing Date and the date which is thirty (30) Banking Days prior to the Maturity Date upon notice by the Borrowers to the Swing Loan Bank given in accordance with this Section 2.5 such sums as are requested by the Borrower for the purposes set forth in Section 5.9 that do not result in (i) an aggregate principal amount at any one time outstanding being in excess of the Swing Loan Commitment, and (ii) the aggregate principal amount outstanding under the Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure being in excess of the LESSER OF (A) the Line Commitment or (B) the Borrowing Base. Swing Loans shall constitute "Loans" for all purposes hereunder, but shall not be considered the utilization of a Bank's Pro Rata Share of the Commitments. The funding of a Swing Loan hereunder shall constitute a representation and warranty by the Borrowers that all of the conditions set forth in ARTICLE 8 have been satisfied on the date of such funding (other than minimum Loan amount and advance notice requirements).

                           (b) The Swing Loans shall be evidenced by a separate promissory note of the Borrowers in substantially the form of EXHIBIT M hereto (the "Swing Loan Note"), dated the date of this Agreement and completed with appropriate insertions. The Swing Loan Note shall be payable to the order of the Swing Loan Bank in such amount as may be outstanding from time to time thereunder and shall be payable as set forth below. The Borrowers irrevocably authorize the Swing Loan Bank to make or cause to be made, at or about the time of the date of any Swing Loan or at the time of receipt of any payment of principal thereof, an appropriate notation on the Swing Loan Bank's record reflecting the making of such Swing Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Swing Loans set forth on the Swing Loan Bank's record shall be PRIMA facie evidence of the principal amount thereof owing and unpaid to the Swing Loan Bank, but the failure to record, or any error in so recording, any such amount on the Swing Loan Bank's record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under the Swing Loan Note to make payments of principal of or interest on any Swing Loan Note when due.

                           (c) Each borrowing of a Swing Loan shall be subject to the limits for Alternate Base Rate Loans and LIBOR Rate Loans set forth in this Agreement. The Borrowers shall request a Swing Loan by delivering to the Swing Loan Bank a Request for Loan no later than 2:00 p.m. (Massachusetts time) on the requested date specifying the amount of the requested Swing Loan. Each such Request for Loan shall be irrevocable and binding on the Borrowers and shall obligate the Borrowers to accept such Swing Loan on the requested date. Notwithstanding anything herein to the contrary, a Swing Loan shall either be an Alternate Base Rate Loan or a LIBOR Rate Loan having an Interest Period of one month, and in the event that the Borrowers fail to specify whether they have selected an Alternate Base Rate Loan or a LIBOR Rate Loan, the Borrowers shall be deemed conclusively to have selected a LIBOR Rate Loan with an Interest Period of one month. Notwithstanding the foregoing, upon the date that the Banks shall be required to fund the Loans pursuant to Section 2.5(D) to refund such Swing Loan, the interest rate shall be reset to a LIBOR Rate Loan with an Interest Period as specified in the Request for Loan given by the Borrowers to the Managing Agent in connection with such Swing Loan, or if no Interest Period is specified, then as an Alternate Base Rate Loan. The proceeds of the Swing Loan will be made available by the Swing Loan Bank to the Borrowers at the Managing Agent's
         Office by crediting the account of the Borrowers at such office with such proceeds.

                           (d) The Swing Loan Bank shall within four (4) Banking Days after the date a Swing Loan is made, request each Bank, including the Swing Loan Bank, to make a Loan pursuant to Section 2.1 in an amount equal to such Bank's Pro Rata Share of the amount of the Swing Loan outstanding on the date such notice is given. The Borrowers hereby irrevocably authorize and direct the Swing Loan Bank to so act on their behalf, and agree that any amount advanced to the Managing Agent for the benefit of the Swing Loan Bank pursuant to this Section 2.5(D) shall be considered a Line Loan pursuant to Section 2.1. Unless any of the events described in Section 9.1(J) shall have occurred (in which event the procedures of Section 2.5(E) shall apply), each Bank shall make the proceeds of its Line Loan available to the Swing Loan Bank for the account of the Swing Loan Bank at the Managing Agent's Office prior to 2:00 p.m. (Boston time) in funds immediately available no later than the third (3rd) Banking Day after the date such notice is given just as if the Banks were funding directly to the Borrowers, so that thereafter such Obligations shall be evidenced by the Line Notes. The proceeds of such Line Loan shall be immediately applied to repay the Swing Loans.

                           (e) If prior to the making of a Line Loan pursuant to
         Section 2.5(D) by all of the Banks, one of the events described in
         Section 9.1(J) shall have occurred, each Bank will, on the date such Line Loan pursuant to Section 2.5(D) was to have been made, purchase an undivided participating interest in the Swing Loan in an amount equal to its Pro Rata Share of such Swing Loan. Each Bank will immediately transfer to the Swing Loan Bank in immediately available funds the amount of its participation and upon receipt thereof the Swing Loan Bank will deliver to such Bank a Swing Loan participation certificate dated the date of receipt of such funds and in such amount.

                           (f) Whenever at any time after the Swing Loan Bank has received from any Bank such Bank's participating interest in a Swing Loan, the Swing Loan Bank receives any payment on account thereof, the Swing Loan Bank will distribute to such Bank its participating interest in such amount (appropriately adjusted in the case of interest payments to reflect the period of time during which such Bank's participating interest was outstanding and funded); PROVIDED, HOWEVER, that in the event that such payment received by the Swing Loan Bank is required to be returned, such Bank will return to the Swing Loan Bank any portion thereof previously distributed by the Swing Loan Bank to it.

                           (g) Each Bank's obligation to fund a Line Loan as provided in Section 2.5(D) or to purchase participating interests pursuant to Section 2.5(E) shall be absolute and unconditional and shall not be affected by any circumstance (except only the failure of the Swing Loan Bank to make the request described in Section 2.5(D)), including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Bank or the Borrowers may have against the Swing Loan Bank, the Borrowers or anyone else for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of any of the Borrowers or any of their respective Subsidiaries; (iv) any breach of this Agreement or any of the other

         Loan Documents by any of the Borrowers or any Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. The provisions of Section 2.9 shall apply to any Bank which fails or refuses to make a Line Loan or fund its participation as provided herein. Each Swing Loan, once so converted, shall cease to be a Swing Loan for the purposes of this Agreement, but shall be a Line Loan made by each Bank under its Pro Rata Share of the Commitments.

         2.6 LETTERS OF CREDIT.

                           (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the day that is thirty (30) Banking Days prior to the Maturity Date, the Managing Agent shall issue such Letters of Credit as the Borrowers may request, for the purposes provided in Section 5.9, upon the delivery of a written request in the form of EXHIBIT N hereto (a "Letter of Credit Request") to the Managing Agent, PROVIDED that (i) upon issuance of such Letter of Credit, the Letter of Credit Exposure shall not exceed Fifteen Million and No/100 Dollars ($15,000,000.00),
         (ii) the aggregate principal amount outstanding under the Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure shall not exceed the LESSER OF (A) the Line Commitment or (B) the Borrowing Base, (iii) the conditions set forth in ARTICLE 8 shall have been satisfied, and (iv) in no event shall any amount drawn under a Letter of Credit be available for reinstatement or a subsequent drawing under such Letter of Credit. Unless the Managing Agent otherwise consents, the term of any Letter of Credit shall not exceed the lesser of twelve (12) months or a period of time commencing on the issuance of the Letter of Credit and ending on the date which is fifteen (15) days prior to the Maturity Date (but in any event the term shall not extend beyond the Maturity Date), and no Letter of Credit shall contain an automatic extension or renewal clause. The amount available to be drawn under any Letter of Credit shall reduce on a dollar for dollar basis the amount available to be drawn under the Commitments as a Loan.

                           (b) Each Letter of Credit Request shall be submitted to the Managing Agent at least five (5) Banking Days prior to the date upon which the requested Letter of Credit is to be issued. Following the receipt of a Letter of Credit Request, the Managing Agent shall promptly notify each of the Banks of the Letter of Credit Request. Each such Letter of Credit Request shall contain (i) a statement as to the purpose for which such Letter of Credit shall be used (which purpose shall be in accordance with the terms of Section 5.9), and (ii) a certification by a Responsible Official of the Borrowers that the Borrowers are and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of such Letter of Credit. The Borrowers shall further deliver to the Managing Agent such additional applications and documents as the Managing Agent may require, in conformity with the then standard practices of its letter of credit department in connection with the issuance of such Letter of Credit; provided that in the event of any conflict, the terms of this Agreement shall control.

                           (c) The Managing Agent shall, if it approves of the content of the Letter of Credit Request (which approval shall not be unreasonably withheld), and subject to the conditions set forth in this Agreement, issue the Letter of Credit. Each Letter of Credit shall be in form and substance satisfactory to the Managing Agent in its sole discretion. Upon issuance of a Letter of Credit, the Managing Agent shall provide copies of each Letter of Credit to any Bank which requests same.

                           (d) Upon the issuance of a Letter of Credit, each Bank shall be deemed to have purchased a participation therein from Managing Agent in an amount equal to its respective Pro Rata Share of the amount of such Letter of Credit, provided that no Bank shall be obligated to transfer funds in such amount to the Managing Agent at such time.

                           (e) Upon the issuance of each Letter of Credit, the Borrowers shall pay to the Managing Agent (i) for its own account, a set-up fee in the usual and customary amount charged by the Managing Agent=s letter of credit department, and (ii) for the accounts of the Banks in accordance with their respective percentage shares of participation in such Letter of Credit, a Letter of Credit fee calculated at the rate of the then Applicable LIBOR Rate Margin per annum (which shall not be less than 162.50 basis points per annum in any event) on the amount available to be drawn under such Letter of Credit during the period from and including the issuance date of such Letter of Credit to its expiration or termination date. Such fees shall be computed on the basis of a year of 360 days and shall be payable in advance with respect to each Letter of Credit on the respective date of issuance of each.

                           (f) If and to the extent that any amounts are drawn upon any Letter of Credit, the amounts so drawn shall, from the date of payment thereof by the Managing Agent to either the date of reimbursement thereof by the Borrowers or repayment through a Line Loan as hereinafter provided, bear interest at the Alternate Base Rate. Upon the receipt by the Managing Agent of any draw or other presentation for payment of a Letter of Credit and the payment by the Managing Agent of any amount under a Letter of Credit which is not reimbursed by the Borrowers within twenty-four (24) hours of receipt of notice from the Managing Agent of such draw, the Managing Agent shall, without further notice to or the consent of the Borrowers, direct the Banks to fund to the Managing Agent in accordance with Section 2.9 on or before 2:00 p.m. (Boston time) on the next Banking Day following the Borrowers' failure to reimburse the Managing Agent, their respective Pro Rata Shares of the amount so paid by the Managing Agent as a Line Loan. The proceeds of such funding shall be paid to the Managing Agent to reimburse the Managing Agent for the payment made by it under the Letter of Credit and shall thereafter be evidenced by the Line Notes. The provisions of Section 2.9 shall apply to any Bank or Banks failing or refusing to fund its Pro Rata Share of any such draw. The Banks shall be required to make such Line Loans regardless of whether all of the conditions to disbursement set forth in ARTICLE 8 have been satisfied.

                           (g) If after the issuance of a Letter of Credit pursuant to Section 2.6(C) by the Managing Agent, but prior to any draw thereunder, one of the events described in Section 9.1(J) shall have occurred, each Bank will immediately transfer to the Managing Agent in immediately available funds the amount of its participation in such Letter of Credit described in Section 2.6(D) above, and upon receipt thereof the Managing Agent will deliver to such Bank a Letter of Credit participation certificate dated the date of receipt of such funds and in such amount. The provisions of Section 2.9 shall apply to any Bank which fails or refuses to fund its participation as provided herein. Whenever at any time after the Managing Agent has received from any Bank such Bank's payment of funds for its participation in such Letter of Credit, such Letter of Credit expires pursuant to its terms or is otherwise surrendered by the holder thereof, the Managing Agent will distribute to each Bank its participating interest in the undrawn amount thereof.

                           (h) Whenever at any time after the Managing Agent has received from any Bank such Bank's payment of funds under a Letter of Credit, the Managing Agent receives any payment on account thereof, the Managing Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted in the case of interest payments to reflect the period of time during which such Bank's participating interest was outstanding and funded); PROVIDED, HOWEVER, that in the event that such payment received by the Managing Agent is required to be returned, such Bank will return to the Managing Agent any portion thereof previously distributed by the Managing Agent to it.

                           (i) [INTENTIONALLY OMITTED].

                           (j) The issuance of any supplement, modification, amendment, renewal or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

                           (k) The obligations of the Borrowers to the Banks to reimburse drawings under Letters of Credit under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever and irrespective of any setoff, counterclaim or defense to payment which Borrowers may have or have had against Managing Agent or any of the Banks (except such as may arise out of Managing Agent=s or any Bank=s gross negligence or willful misconduct), including, without limitation, any setoff, counterclaim or defense based upon or arising out of the following circumstances: (i) any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith; (ii) the existence of any claim, set-off, defense or any right which the Borrowers may have at any time against any beneficiary or any transferee of any Letter of Credit (or persons or entities for whom any such beneficiary or any such transferee may be acting) or the Banks (other than the defense of payment to the Banks in accordance with the terms of this Agreement) or any other person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction; (iii) any statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (iv) any breach of any agreement between any Borrower and any beneficiary or transferee of any Letter of Credit; (v) any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit; and (vi) payment by the

         Managing Agent under any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct on the part of the Managing Agent.

                  2.7 VOLUNTARY REDUCTION OF COMMITMENTS. Borrowers shall have the right, at any time and from time to time, without penalty or charge, upon at least three (3) Banking Days' prior written notice by a Responsible Official of Borrowers to the Managing Agent, voluntarily to reduce, permanently and irrevocably, in aggregate principal amounts in an integral multiple of $1,000,000 but not less than $5,000,000, or to terminate, all or a portion of the then undisbursed portion of the Commitments; provided that in no event shall the Commitments be reduced to an amount less than $150,000,000.00. The Managing Agent shall promptly notify the Banks of any reduction or termination of the Commitments under this Section. Any reduction of the Commitments shall be allocated PRO RATA among the Banks.

                  2.8 OPTIONAL TERMINATION OF COMMITMENTS. Following the occurrence of a Change in Control, the Requisite Banks may in their sole and absolute discretion elect, during the thirty (30) day period immediately subsequent to the LATER OF (a) such occurrence or (b) the EARLIER of (i) receipt of Borrowers' written notice to the Managing Agent of such occurrence or (ii) if no such notice has been received by the Managing Agent, the date upon which the Managing Agent has actual knowledge thereof, to terminate the Commitments, in which case the Commitments shall be terminated effective on the date which is thirty (30) days subsequent to written notice from the Managing Agent to Borrowers thereof.

                  2.9 MANAGING AGENT'S RIGHT TO ASSUME FUNDS AVAILABLE FOR ADVANCES. Unless the Managing Agent shall have been notified by any Bank no later than 10:00 a.m. Massachusetts time on the Banking Day of the proposed funding by the Managing Agent of any Loan that such Bank does not intend to make available to the Managing Agent such Bank's portion of the total amount of such Loan, the Managing Agent may assume that such Bank has made such amount available to the Managing Agent on the date of the Loan and the Managing Agent may, in reliance upon such assumption, make available to Borrowers a corresponding amount. If the Managing Agent has made funds available to Borrowers based on such assumption and such corresponding amount is not in fact made available to the Managing Agent by such Bank, the Managing Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Managing Agent's demand therefor, the Managing Agent promptly shall notify Borrowers and Borrowers shall pay such corresponding amount to the Managing Agent. The Managing Agent also shall be entitled to recover from such Bank interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Managing Agent to Borrowers to the date such corresponding amount is recovered by the Managing Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its share of the Commitments or to prejudice any rights which the Managing Agent or Borrowers may have against any Bank as a result of any default by such Bank hereunder.

                  2.10     EXTENSION OF MATURITY DATE.

                           (a) The Maturity Date may be extended for a one-year period at the request of Borrowers and with the written consent of all of the Banks (which may be withheld in the sole and absolute discretion of each Bank) pursuant to this Section. Not later than December 11, 2002, or by December 11 in the subsequent year as provided in Section 2.10(D), and provided that Borrowers are then in compliance with
         Section 7.1, Borrowers may deliver to the Managing Agent and the Banks a written request for a one year extension of the Maturity Date together with a Certificate of a Responsible Official signed by a Senior Officer on behalf of Borrowers stating that the representations and warranties contained in ARTICLE 4 (OTHER THAN (i) representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is not a violation of this Agreement and (ii) as otherwise disclosed by Borrowers and approved in writing by the Requisite Banks) will be true and correct in all material respects, both immediately before and after giving effect to such request, as though such representations and warranties were made on and as of that date. Each Bank shall, on or prior to the date that is thirty (30) days after receipt of such written request, notify in writing the Managing Agent whether (in its sole and absolute discretion) it consents to such request and the Managing Agent shall, after receiving the notifications from all of the Banks or the expiration of such period, whichever is earlier, notify Borrowers and the Banks of the results thereof. If all of the Banks have consented, then the Maturity Date shall be automatically extended for one year upon payment by Borrowers to the Managing Agent of the extension fee pursuant to Section 3.6.

                           (b) If Banks holding 80% or more of the Commitments (the "Approving Banks") consent to the request for extension, but one or more Banks (the "Disapproving Banks") notifies the Managing Agent that it will not consent to the request for extension (or fails to notify the Managing Agent in writing of its consent to the extension by the date that is thirty (30) days after receipt of such written request), Borrowers may at their option reduce the Commitments at the then scheduled Maturity Date by an amount equal to the amount thereof held by the Disapproving Banks (each of which shall be paid the aggregate outstanding principal amount under their respective Note and all accrued interest and fees and other amounts payable hereunder), adjust the Pro-Rata Shares (but not the amount) of the reduced Commitments of the Approving Banks to correspond with the reduced Commitments and, subject to the further written consent of all the Approving Banks, the Maturity Date shall automatically be extended for one year upon payment by Borrowers to the Managing Agent of the extension fee pursuant to Section 3.6. The Borrowers shall notify the Managing Agent of their intention to exercise their option pursuant to this Section 2.10(B) by delivery of written notice to the Managing Agent of their exercise of such option not less than fifteen (15) days prior to the then scheduled Maturity Date.

                           (c) If Banks holding 80% or more of the Commitments do not consent to the request for extension, Borrowers may, within the thirty (30) day period following expiration of the aforesaid thirty (30) day period (but in any event prior to the then scheduled Maturity Date), cause the Disapproving Banks to assign their Pro Rata Shares of the Commitments to an Eligible Assignee acceptable to Borrowers and the Managing Agent pursuant to Section 11.24. The Managing Agent shall reserve the right to approve the allocation of Commitments; it being acknowledged that the Managing Agent shall not be required to approve an assignment which results in a Bank having a greater Pro Rata Share of the Commitments than that of the Managing Agent. Upon completion of such assignments, the request for extension shall be renewed and, subject to the written consent of all of the Banks (INCLUDING the new Banks), the Maturity Date shall automatically be extended for one year upon payment by Borrowers to the Managing
         Agent of the extension fee pursuant to Section 3.6.

                           (d) If a request for extension is approved as provided in this Section 2.10, the Borrowers shall retain the right to request one (1) additional one (1) year extension in the manner provided in this Section 2.10.

                  2.11 UNENCUMBERED ASSET POOL. Borrowers may at any time add a Qualified Unencumbered Asset Pool Property to the Unencumbered Asset Pool pursuant to this Section 2.11, which process shall be initiated by delivery by Borrowers to the Managing Agent (which the Managing Agent shall promptly distribute to the Banks) of a complete description of the Qualified Unencumbered Asset Pool Property, the most recent year operating income statement related thereto (to the extent available), cash flow projections for such property for at least the next twelve (12) months, a description of all tenants and leases with respect thereto, a certification of a Senior Officer of the Borrowers that Parent has obtained a current written report prepared by a qualified independent expert with respect to Hazardous Materials related thereto which discloses that such property would not be in violation of the representations and covenants of this Agreement and other written materials reasonably requested by any Bank. Borrowers may remove a Revenue-Producing Property from the Unencumbered Asset Pool by delivery to the Managing Agent (for distribution to the Banks) of a written notice to that effect, accompanied by a Certificate of a Senior Officer of Borrowers setting forth the revised Borrowing Base as of the most recently-ended Fiscal Quarter resulting from such removal, which removal shall be effective on the third (3rd) day after the date of such notice.

                  2.12 REPRESENTATIVE OF BORROWERS. Each of Borrowers hereby appoints Parent as its agent, attorney-in-fact and representative for the purpose of making Requests for Loans, Competitive Bid Requests, acceptance of Competitive Bids, Letter of Credit Requests, payment and prepayment of Loans and Competitive Advances, the giving and receipt of notices by and to Borrowers under this Agreement and all other purposes incidental to any of the foregoing. Each of Borrowers agrees that any action taken by Parent as the agent, attorney-in-fact and representative of such Borrowers shall be binding on such Borrowers to the same extent as if directly taken by such Borrower.

                                                    Article 3
                                                PAYMENTS AND FEES

                  3.1  PRINCIPAL AND INTEREST.

                           (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Advance from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth or provided for herein before and after Default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest at the Default Rate to the fullest extent permitted by applicable Laws.

                           (b) Interest accrued on each Alternate Base Rate Loan shall be due and payable on each Monthly Payment Date. EXCEPT as otherwise provided in Section 3.9, the unpaid principal amount of any Alternate Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate PLUS the Applicable Alternate Base Rate Margin. Each change in the interest rate under this Section 3.1(b) due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate.

                           (c) Interest accrued on each LIBOR Rate Loan shall be due and payable on each Monthly Payment Date. EXCEPT as otherwise provided in Section 3.9, the unpaid principal amount of any LIBOR Rate Loan shall bear interest at a rate per annum equal to the LIBOR Rate for that LIBOR Rate Loan PLUS the Applicable LIBOR Rate Margin.

                           (d) Interest accrued on each Fixed Rate Loan shall be due and payable on each Monthly Payment Date. EXCEPT as otherwise provided in Section 3.9, the unpaid principal amount of any Fixed Rate Loan shall bear interest at the rate per annum quoted by the Bank making such Loan in accordance with Section 2.4.

                           (e) In the event that any additional interest becomes due and payable for any period with respect to a Loan as a result of the Pricing Level being determined based on the Leverage Ratio or any change in the Leverage Ratio, and the interest for such period has previously been paid by the Borrowers, the Borrowers shall pay to the Managing Agent for the account of the Banks the amount of such increase within ten (10) days of demand.

                           (f) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

                                    (i) the amount, if any, by which the
                  principal Indebtedness evidenced by the Line Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure PLUS the aggregate amount of

                  Swing Loans outstanding, at any time exceeds the then applicable Line Commitment shall be payable immediately;

                                    (ii) the amount, if any, by which the
                  principal Indebtedness evidenced by the Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure PLUS the aggregate amount of Swing Loans outstanding, at any time exceeds the Line Commitment shall be payable immediately;

                                    (iii) the amount, if any, by which the
                  principal Indebtedness evidenced by the Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure PLUS the aggregate amount of Swing Loans outstanding, at any time exceeds the Borrowing Base shall be payable immediately;

                                    (iv) the principal Indebtedness evidenced by
                  each Competitive Advance Note shall be payable on the maturity date of each Competitive Advance in the amount of such Competitive Advance; and

                                    (v) the principal Indebtedness evidenced by
                  the Notes shall in any event be payable on the Maturity Date.

                           (g) Except as otherwise provided in Section 2.4(o), the Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, EXCEPT that with respect to any voluntary prepayment under this Section, (i) any partial prepayment shall be not less than $1,000,000, (ii) the Managing Agent shall have received written notice of any prepayment by 12:00 noon Massachusetts time on the date of prepayment (which must be a Banking Day) in the case of an Alternate Base Rate Loan, and, in the case of a LIBOR Rate Loan, three (3) Banking Days before the date of prepayment, which notice shall identify the date and amount of the prepayment and the Loan(s) being prepaid, (iii) each prepayment of principal on any Loan shall be accompanied by payment of interest accrued to the date of payment on the amount of principal paid, (iv) any payment or prepayment of all or any part of any LIBOR Rate Loan on a day other than the last day of the applicable Interest Period shall be subject to Section 3.8(e) and (v) upon any partial prepayment of a LIBOR Rate Loan that reduces it below $2,000,000, the remaining portion thereof shall automatically convert to an Alternate Base Rate Loan. Notwithstanding the foregoing, no prior notice shall be required for the prepayment of any Swing Loan.

                           (h) All of the Borrowers' interest in the gross proceeds of each and every sale or refinancing of real estate assets of the Borrowers and their respective Subsidiaries (whether held directly or indirectly) or of a sale of a Borrower as permitted by Section 6.18, less all reasonable costs, expenses and commissions paid to unrelated parties and less any Indebtedness (other than the Obligations) secured by such asset to be satisfied as a part of such sale or refinance, shall be promptly paid by the Borrowers to the Managing Agent for the account of the Banks as a prepayment of the Loans to the extent of the outstanding balance of the Loans (provided that such amounts may be deposited with Managing Agent as security for the Obligations and applied against the Obligations upon the expiration of the next succeeding LIBOR Periods, if applicable, following the occurrence of such event requiring such prepayment, to minimize the payment of costs pursuant to Section 3.8(e)). The Borrowers shall upon the request of the Managing Agent enter into such further instruments (including financing statements) to further evidence or perfect such security interest. In the event any amounts are deposited pursuant to this paragraph, the Borrowers may upon the approval of the Managing Agent obtain a release of amounts from such collateral account for such purposes as proceeds of the Loans may be used hereunder provided that the Borrowers would otherwise be entitled to an Advance under this Agreement. The Banks may elect at any time to apply any such deposited amounts as a prepayment of the Loan, provided that in connection with such application no costs pursuant to Section 3.8(e) shall be charged to Borrowers.

                           (i) Unless otherwise approved by the Managing Agent, the Borrowers shall cause all gross proceeds of each and every Debt Offering and Equity Offering, less all reasonable costs, fees, expenses, underwriting commissions, fees and discounts incurred in connection therewith, to be paid by the Borrowers to the Managing Agent for the account of the Banks as a prepayment of the Loans within ten
         (10) days of the date of such offering to the extent of the outstanding balance of the Loans (provided that such amounts may be deposited with Managing Agent as security for the Obligations and applied against the Obligations upon the expiration of the next succeeding LIBOR Periods, if applicable, following the occurrence of such event requiring such prepayment, to minimize the payment of costs pursuant to Section 3.8(e)). The Borrowers shall upon the request of the Managing Agent enter into such further instruments (including financing statements) to further evidence or perfect such security interest. In the event any amounts are deposited pursuant to this paragraph, the Borrowers may upon the approval of the Managing Agent obtain a release of amounts from such collateral account for such purposes as proceeds of the Loans may be used hereunder provided that the Borrowers would otherwise be entitled to an Advance under this Agreement. The Banks may elect at any time to apply any such deposited amounts as a prepayment of the Loan, provided that in connection with such application no costs pursuant to
         Section 3.8(e) shall be charged to Borrowers.

                  3.2 CLOSING FEE. On the Closing Date, Borrowers shall pay to the Managing Agent the balance of the closing fee as heretofore agreed upon pursuant to the Agreement Regarding Fees between Borrowers and the Managing Agent. The closing fee paid to the Managing Agent is solely for its own account and is nonrefundable. Managing Agent shall pay to the other Banks on the Closing Date a closing fee in accordance with their separate written agreement.

                  3.3  [INTENTIONALLY OMITTED.].

                  3.4 COMMITMENT FEE. From the Closing Date through the Maturity Date, Borrowers shall pay to the Managing Agent, for the ratable accounts of the Banks pro rata according to their Pro Rata Share of the Commitments, a commitment fee equal to one fourth of one percent (0.25%) on the average daily amount by which the Line Commitment exceeds the aggregate daily principal Indebtedness evidenced by the Line Notes and the aggregate amount of outstanding Letters of Credit. The commitment fee shall be payable quarterly in arrears on each Quarterly Payment Date, on any earlier date on which the Line Commitment shall be reduced or shall terminate as provided in Section 2.7, and on the Maturity Date.

                  3.5 AGENCY FEE. Borrowers shall pay to the Managing Agent an agency fee in such amounts and at such times as heretofore agreed pursuant to the Agreement Regarding Fees between Borrowers and the Managing Agent. The agency fee paid to the Managing Agent is solely for its own account and is nonrefundable.

                  3.6 EXTENSION FEES. Borrowers shall pay to the Managing Agent for the account of the Banks an extension fee concurrently with each extension of the Maturity Date pursuant to Section 2.10 in an amount to be determined by the parties at the time each such extension is requested.

                  3.7 INCREASED COMMITMENT COSTS. If any Bank shall determine in good faith that the introduction after the Closing Date of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Agency charged with the interpretation or administration thereof, or compliance by such Bank (or its LIBOR Lending Office) or any corporation controlling such Bank, with any request, guideline or directive regarding capital adequacy (whether or not having the force of Law) of any such central bank or other authority not imposed as a result of such Bank's or such corporation's failure to comply with any other Laws, affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines in good faith that the amount of such capital is increased, or the rate of return on capital is reduced, as a consequence of its obligations under this Agreement, then, within ten (10) Banking Days after demand of such Bank, Borrowers shall pay to such Bank, from time to time as specified in good faith by such Bank, additional amounts sufficient to compensate such Bank in light of such circumstances, to the extent reasonably allocable to such obligations under this Agreement, PROVIDED that Borrowers shall not be obligated to pay any such amount which arose prior to the date which is ninety (90) days preceding the date of such demand or is attributable to periods prior to the date which is ninety (90) days preceding the date of such demand. Each Bank's determination of such amounts shall be conclusive in the absence of manifest error.

                  3.8  LIBOR COSTS AND RELATED MATTERS.

                           (a) In the event that any Governmental Agency imposes on any Bank any reserve or comparable requirement (INCLUDING any emergency, supplemental or other reserve) with respect to the LIBOR Obligations of that Bank, Borrowers shall pay that Bank within five (5) Banking Days after demand all amounts necessary to compensate such Bank
         (determined as though such Bank's LIBOR Lending Office had funded 100% of its LIBOR Rate Advance in the London interbank market) in respect of the imposition of such reserve requirements on each LIBOR Rate Advance made by such Bank (PROVIDED, that Borrowers shall not be obligated to pay any such amount which arose prior to the date which is ninety (90) days preceding the date of such demand or is attributable to periods prior to the date which is ninety (90) days preceding the date of such demand). The Bank's determination of such amount shall be conclusive in the absence of manifest error.

                           (b) If, after the date hereof, the existence or occurrence of any Special LIBOR Circumstance:

                                    (1) shall subject any Bank or its LIBOR
                  Lending Office to any tax, duty or other charge or cost with respect to any LIBOR Rate Advance, any of its Notes evidencing LIBOR Rate Loans or its obligation to make LIBOR Rate Advances, or shall change the basis of taxation of payments to any Bank attributable to the principal of or interest on any LIBOR Rate Advance or any other amounts due under this Agreement in respect of any LIBOR Rate Advance, any of its Notes evidencing LIBOR Rate Loans or its obligation to make LIBOR Rate Advances (PROVIDED, that Borrowers shall not be obligated to pay any such amount which arose prior to the date which is ninety (90) days preceding the date of such demand or is attributable to periods prior to the date which is ninety
                  (90) days preceding the date of such demand), EXCLUDING (i) taxes imposed on or measured in whole or in part by its overall net income by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or LIBOR Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business" and (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrowers with the appropriate form or forms required by
                  Section 11.21, to the extent such forms are then required by applicable Laws;

                                    (2) shall impose, modify or deem applicable
                  any reserve not applicable or deemed applicable on the date hereof (INCLUDING any reserve imposed by the Board of Governors of the Federal Reserve System, special deposit, capital or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Bank or its LIBOR Lending Office); or

                                    (3) shall impose on any Bank or its LIBOR
                  Lending Office or the London interbank market any other condition affecting any LIBOR Rate Advance, any of its Notes evidencing LIBOR Rate Loans, its obligation to make LIBOR Rate Advances or this Agreement, or shall otherwise affect any of the same;

         and the result of any of the foregoing, as determined in good faith by such Bank, increases the cost to such Bank or its LIBOR Lending Office of making or maintaining any LIBOR Rate Advance or in respect of any LIBOR Rate Advance, any of its Notes evidencing LIBOR Rate Loans or its obligation to make LIBOR Rate Advances or reduces the amount of any sum received or receivable by such Bank or its LIBOR Lending Office with respect to any LIBOR Rate Advance, any of its Notes evidencing LIBOR Rate Loans or its obligation to make LIBOR Rate Advances (assuming such Bank's LIBOR Lending Office had funded 100% of its LIBOR Rate Advance in the London interbank market), then, within five (5) Banking Days after demand by such Bank (with a copy to the Managing Agent), Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction (determined as though such Bank's LIBOR Lending Office had funded 100% of its LIBOR Rate Advance in the London interbank market). A statement of any Bank claiming compensation under this subsection shall be conclusive in the absence of manifest error.

                           (c) If, after the date hereof, the existence or occurrence of any Special LIBOR Circumstance shall, in the good faith opinion of any Bank, make it unlawful or impossible for such Bank or its LIBOR Lending Office to make, maintain or fund its portion of any LIBOR Rate Loan, or materially restrict the authority of such Bank to purchase or sell, or to take deposits of, Dollars in the London interbank market, or to determine or charge interest rates based upon the LIBOR Rate, and such Bank shall so notify the Managing Agent, then such Bank's obligation to make LIBOR Rate Advances shall be suspended for the duration of such illegality or impossibility and the Managing Agent forthwith shall give notice thereof to the other Banks and Borrowers. Upon receipt of such notice, the outstanding principal amount of such Bank's LIBOR Rate Advances, together with accrued interest thereon, automatically shall be converted to Alternate Base Rate Advances on either (1) the last day of the LIBOR Period(s) applicable to such LIBOR Rate Advances if such Bank may lawfully continue to maintain and fund such LIBOR Rate Advances to such day(s) or (2) immediately if such Bank may not lawfully continue to fund and maintain such LIBOR Rate Advances to such day(s), PROVIDED that in such event the conversion shall not be subject to payment of a prepayment fee under Section 3.8(e). Each Bank agrees to endeavor promptly to notify Borrowers of any event of which it has actual knowledge, occurring after the Closing Date, which will cause that Bank to notify the Managing Agent under this Section, and agrees to designate a different LIBOR Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Bank, otherwise be materially disadvantageous to such Bank. In the event that any Bank is unable, for the reasons set forth above, to make, maintain or fund its portion of any LIBOR Rate Loan, such Bank shall fund such amount as an Alternate Base Rate Advance for the same period of time, and such amount shall be treated in all respects as an Alternate Base Rate Advance. Any Bank whose obligation to make LIBOR Rate Advances has been suspended under this Section shall promptly notify the Managing Agent and Borrowers of the cessation of the Special LIBOR Circumstance which gave rise to such suspension.

                           (d) If, with respect to any proposed LIBOR Rate Loan:

                                    (1) the Managing Agent reasonably determines
                  that, by reason of circumstances affecting the London interbank market generally that are beyond the reasonable control of the Banks, deposits in Dollars (in the applicable amounts) are not being offered to any Bank in the London interbank market for the applicable LIBOR Period; or

                                    (2) the Requisite Banks advise the Managing
                  Agent that the LIBOR Rate as determined by the Managing Agent
                  (i) does not represent the effective pricing to such Banks for deposits in Dollars in the London interbank market in the relevant amount for the applicable LIBOR Period, or (ii) will not adequately and fairly reflect the cost to such Banks of making the applicable LIBOR Rate Advances;

         then the Managing Agent forthwith shall give notice thereof to Borrowers and the Banks, whereupon until the Managing Agent notifies Borrowers that the circumstances giving rise to such suspension no longer exist, the obligation of the Banks to make any future LIBOR Rate Advances shall be suspended.

                           (e) Upon payment or prepayment of any LIBOR Rate Advance (OTHER THAN as the result of a conversion required under Section 3.8(c) or as provided in the last sentence of each of Section 3.1(h) and 3.1(i) or as the result of a conversion of a Swing Loan to a Line Loan as provided in Section 2.5(d)) or a Fixed Rate Loan on a day other than the last day in the applicable LIBOR Period or the maturity of such Fixed Rate Loan, as applicable, (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of Borrowers (for a reason other than the breach by a Bank of its obligation pursuant to Section 2.1(a) to make an Advance) to borrow on the date or in the amount specified for a LIBOR Rate Loan in any Request for Loan or for a Fixed Rate Loan, Borrowers shall pay to the appropriate Bank within ten (10) Banking Days after demand a prepayment fee or failure to borrow fee, as the case may be (determined with respect to LIBOR Rate Loans as though 100% of the LIBOR Rate Advance had been funded in the London interbank market) equal to the SUM of:

                                    (1)     $250; PLUS

                                    (2) with respect to LIBOR Rate Loans, the
                  amount, if any, by which (i) the additional interest that would have accrued on the amount prepaid or not borrowed at the LIBOR Rate PLUS the Applicable LIBOR Rate Margin if that amount had remained or been outstanding through the last day of the applicable Interest Period EXCEEDS (ii) the interest that the Bank could recover by placing such amount on deposit in the London interbank market for a period beginning on the date of the prepayment or failure to borrow and ending on the last day of the applicable Interest Period (or, if no deposit rate quotation is available for such period, for the most comparable period for which a deposit rate quotation may be obtained); or with respect to Fixed Rate Loans, the amount, if any, by which (i) the additional interest that would have accrued on the amount prepaid or not borrowed at the rate applicable to such Fixed Rate Loan if that amount had remained or been outstanding through the last day of the applicable Advance EXCEEDS (ii) the yield that the Bank could recover by purchasing a debt security customarily issued by the Treasury of the United States of America having a maturity date ending on the last day of the term of such Fixed Rate Loan (or, if no such security is available for such period, for the most comparable period for which such security may be obtained); PLUS

                                    (3) all out-of-pocket expenses incurred by
                  the Bank reasonably attributable to such payment, prepayment or failure to borrow.

         Each Bank's determination of the amount of any prepayment fee payable under this Section shall be conclusive in the absence of manifest error.

                           (f) Each Bank agrees to endeavor promptly to notify Borrowers of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Bank to compensation pursuant to clause (a) or clause (b) of this Section 3.8, and agrees to designate a different LIBOR Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the good faith judgment of such Bank, otherwise be materially disadvantageous to such Bank. Any request for compensation by a Bank under this Section 3.8 shall set forth the basis upon which it has been determined that such an amount is due from Borrowers, a calculation of the amount due, and a certification that the corresponding costs have been incurred by the Bank.

                  3.9 LATE PAYMENTS. If any installment of principal or interest or any fee or cost or other amount payable under any Loan Document to the Managing Agent or any Bank is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum (the "Default Rate") at all times equal to the SUM OF the Alternate Base Rate PLUS the Applicable Alternate Base Rate Margin PLUS 2%, to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (INCLUDING, without limitation, interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable Laws. In addition, the Borrowers shall pay a late charge equal to three percent (3%) of any amount of interest and/or principal payable on the Loans or any other amounts payable hereunder or under the other Loan Documents which is not paid within ten (10) days of the date when due.

                  3.10 COMPUTATION OF INTEREST AND FEES. Computation of interest and fees under this Agreement shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made; interest shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid. Any Loan that is repaid on the same day on which it is made shall bear interest for one day. Notwithstanding anything in this Agreement to the contrary, interest in excess of the maximum amount permitted by applicable Laws shall not accrue or be payable hereunder or under the Notes, and any amount paid as interest hereunder or under the Notes which would otherwise be in excess of such maximum permitted amount shall instead be treated as a payment of principal.

                  3.11 NON-BANKING DAYS. If any payment to be made by Borrowers or any other Party under any Loan Document shall come due on a day other than a Banking Day, payment shall instead be considered due on the next succeeding Banking Day, unless, in the case of a payment relating to a LIBOR Rate Loan, such next succeeding Banking Day is in the next calendar month, in which case such payment shall be made on the next preceding Bank Day, and the extension of time shall be reflected in computing interest and fees.

                  3.12  MANNER AND TREATMENT OF PAYMENTS.

                           (a) Each payment hereunder (EXCEPT payments pursuant to Sections 3.7, 3.8, 11.3, 11.11 and 11.22) or on the Notes or under any other Loan Document shall be made to the Managing Agent at the Managing Agent's Office for the account of each of the Banks or the Managing Agent, as the case may be, in immediately available funds not later than 1:00 p.m. Massachusetts time, on the day of payment (which must be a Banking Day). All payments received after such time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Managing Agent for the account of each Bank shall be immediately paid by the Managing Agent to the applicable Bank in immediately available funds and, if such payment was received by the Managing Agent by 1:00 p.m., Massachusetts time, on a Banking Day and not so made available to the account of a Bank on that Banking Day, the Managing Agent shall reimburse that Bank for the cost to such Bank of funding the amount of such payment at the Federal Funds Rate. All payments shall be made in lawful money of the United States of America.

                           (b) Each payment or prepayment on account of any Loan shall be applied pro rata according to the outstanding Advances made by each Bank comprising such Loan.

                           (c) Each Bank shall use its best efforts to keep a record (in writing or by an electronic data entry system) of Advances made by it and payments received by it with respect to each of its Notes and, subject to Section 10.6(g), such record shall, as against Borrowers, be presumptive evidence of the amounts owing. Notwithstanding the foregoing sentence, the failure by any Bank to keep such a record shall not affect Borrowers' obligation to pay the Obligations.

                           (d) Each payment of any amount payable by Borrowers or any other Party under this Agreement or any other Loan Document shall be made without setoff or counterclaim and free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Agency, central bank or comparable authority, EXCLUDING (i) taxes imposed on or measured in whole or in part by any Bank's overall net income by (A) any jurisdiction (or political subdivision thereof) in which such Bank is organized or maintains its principal office or LIBOR Lending Office or (B) any jurisdiction (or political subdivision thereof) in which such Bank is "doing business" and (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which any Bank has failed to provide Borrowers with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws (all such non-excluded taxes, assessments or other charges being hereinafter referred to as "Taxes"). To the extent that Borrowers are obligated by applicable Laws to make any deduction or withholding on account of Taxes from any amount payable to any Bank under this Agreement, Borrowers shall (i) make such deduction or withholding and pay the same to the relevant Governmental Agency and (ii) pay such additional amount to that Bank as is necessary to result in that Bank's receiving a net after-Tax amount equal to the amount to which that Bank would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Bank on account of such Taxes, that Bank shall promptly refund such excess to Borrowers.

                  3.13 FUNDING SOURCES. Nothing in this Agreement shall be deemed to obligate any Bank to obtain the funds for any Loan or Advance in any particular place or manner or to constitute a representation by any Bank that it has obtained or will obtain the funds for any Loan or Advance in any particular place or manner.

                  3.14 FAILURE TO CHARGE NOT SUBSEQUENT WAIVER. Any decision by the Managing Agent or any Bank not to require payment of any interest (INCLUDING interest arising under Section 3.9), fee, cost or other amount payable under any Loan Document, or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of the Managing Agent's or such Bank's right to require full payment of any interest (INCLUDING interest arising under Section 3.9), fee, cost or other amount payable under any Loan Document, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

                  3.15 MANAGING AGENT'S RIGHT TO ASSUME PAYMENTS WILL BE MADE BY BORROWERS. Unless the Managing Agent shall have been notified by Borrowers prior to the date on which any payment to be made by Borrowers hereunder is due that Borrowers do not intend to remit such payment, the Managing Agent may, in its discretion, assume that Borrowers have remitted such payment when so due and the Managing Agent may, in its discretion and in reliance upon such assumption, make available to each Bank on such payment date an amount equal to such Bank's share of such assumed payment. If Borrowers have not in fact remitted such payment to the Managing Agent, each Bank shall forthwith on demand repay to the Managing Agent the amount of such assumed payment made available to such Bank, together with interest thereon in respect of each day from and including the date such amount was made available by the Managing Agent to such Bank to the date such amount is repaid to the Managing Agent at the Federal Funds Rate.

                  3.16 FEE DETERMINATION DETAIL. The Managing Agent, and any Bank, shall provide reasonable detail to Borrowers regarding the manner in which the amount of any payment to the Managing Agent and the Banks, or that Bank, under ARTICLE 3 has been determined, concurrently with demand for such payment.

                  3.17 SURVIVABILITY. All of Borrowers' obligations under Sections 3.7 and 3.8 shall survive for the ninety (90) day period following the date on which the Commitments are terminated and all Loans hereunder are fully paid, and Borrowers shall remain obligated thereunder for all claims under such Sections made by any Bank to Borrowers prior to the expiration of such period.

                                    Article 4
                         REPRESENTATIONS AND WARRANTIES

               Borrowers represent and warrant to the Banks that:

                  4.1 EXISTENCE AND QUALIFICATION; POWER; COMPLIANCE WITH LAWS. Parent is a corporation duly formed, validly existing and in good standing under the Laws of Maryland and each other Borrower is a corporation, limited partnership or limited liability company duly formed, validly existing and in good standing under the Laws of its state of formation. Each of Borrowers is duly qualified or registered to transact business and is in good standing in each other jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification or registration necessary, EXCEPT where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect. Each of Borrowers has all requisite power and authority to conduct its business, to own and lease its Properties and to execute and deliver each Loan Document to which it is a Party and to perform its Obligations. All outstanding shares of capital stock of Parent are duly authorized, validly issued, fully paid and non-assessable, and no holder thereof has any enforceable right of rescission under any applicable state or federal securities Laws. Each of Borrowers is in compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, EXCEPT where the failure so to comply, obtain authorizations, etc., file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect. Parent is a "real estate investment trust" within the meaning of Section 856 of the Code, and is subject to federal income taxation as a real estate investment trust pursuant to Sections 856-860 of the Code.

                  4.2 AUTHORITY; COMPLIANCE WITH OTHER AGREEMENTS AND INSTRUMENTS AND GOVERNMENT REGULATIONS. The execution, delivery and performance by each of Borrowers of the Loan Documents to which it is a Party have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, and do not and will not:

                           (a) Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of Borrowers;

                           (b) Violate or conflict with any provision of Borrowers' charter, articles of incorporation, bylaws or other organizational agreements, as applicable;

                           (c) Result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by Borrowers;

                           (d) Violate any Requirement of Law applicable to Borrowers;

                           (e) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which Borrowers are a party or by which Borrowers or any of their Property is bound or affected;

and none of Borrowers is in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 4.2(e), in any respect that constitutes a Material Adverse Effect.

                  4.3 NO GOVERNMENTAL APPROVALS REQUIRED. EXCEPT as previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by any of Borrowers of the Loan Documents to which it is a Party.

                  4.4 SUBSIDIARIES. SCHEDULE 4.4 hereto correctly sets forth the names, form of legal entity, number of shares of capital stock (or other applicable unit of equity interest) issued and outstanding, and the record owner thereof and jurisdictions of organization of all Subsidiaries of Parent. Unless otherwise indicated in SCHEDULE 4.4, all of the outstanding shares of capital stock, or all of the units of equity interest, as the case may be, of each such Subsidiary are owned of record and beneficially by Parent, there are no outstanding options, warrants or other rights to purchase capital stock of any such Subsidiary, and all such shares or equity interests so owned are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities and other Laws, and are free and clear of all Liens and Rights of Others, EXCEPT for Permitted Encumbrances and Permitted Rights of Others.

                  4.5 FINANCIAL STATEMENTS. Borrowers have furnished to the Banks the audited consolidated financial statements of Parent and its Subsidiaries for the Fiscal Year ended

December 31, 1998 and the unaudited consolidated financial statements for the nine months ended September 30, 1999. The financial statements described above fairly present in all material respects the financial condition, results of operations and cash flows as of such date and for such period in conformity with Generally Accepted Accounting Principles consistently applied.

     4.6 NO OTHER LIABILITIES; NO MATERIAL ADVERSE CHANGES. Borrowers do not have any material liability or material contingent liability required under Generally Accepted Accounting Principles to be reflected or disclosed, and not reflected or disclosed, in the balance sheets described in Section 4.5, OTHER THAN liabilities and contingent liabilities arising in the ordinary course of business since the date of such financial statements. As of the Closing Date, no circumstance or event has occurred that constitutes a Material Adverse Effect. As of any date subsequent to the Closing Date, no circumstance or event has occurred that constitutes a Material Adverse Effect since the Closing Date.

     4.7 TITLE TO PROPERTY. Borrowers have valid title to the Property (OTHER THAN assets which are the subject of a Capital Lease Obligation) reflected in the balance sheet described in Section 4.5, OTHER THAN items of Property or exceptions to title which are in each case immaterial to Borrowers and Property subsequently sold or disposed of in the ordinary course of business. Such Property is free and clear of all Liens and Rights of Others, OTHER THAN Liens or Rights of Others described in SCHEDULE 4.7 and Permitted Encumbrances and Permitted Rights of Others.

     4.8 INTANGIBLE ASSETS. Borrowers own, or possess the right to use to the extent necessary in their respective businesses, all material trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other Intangible Assets that are used in the conduct of their businesses as now operated, and no such Intangible Asset, to the best knowledge of Borrowers, conflicts with the valid trademark, trade name, copyright, patent, patent right or Intangible Asset of any other Person to the extent that such conflict constitutes a Material Adverse Effect.

     4.9 PUBLIC UTILITY HOLDING COMPANY ACT. None of Borrowers is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     4.10 LITIGATION. EXCEPT for (a) any matter fully covered as to subject matter and amount (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has not asserted lack of subject matter coverage or reserved its right to do so, (b) any matter, or series of related matters, involving a claim against Parent or any of its Subsidiaries of less than $1,000,000, (c) matters of an administrative nature not involving a claim or charge against Parent or any of its Subsidiaries and (d) matters set forth in SCHEDULE 4.10, there are no actions, suits, proceedings or investigations pending as to which Parent or any of its Subsidiaries have been served or have received notice or, to the best knowledge of Borrowers, threatened against or affecting Parent or any of its Subsidiaries or any Property of any of them before any Governmental Agency, mediator or arbitrator.

     4.11 BINDING OBLIGATIONS. Each of the Loan Documents to which Borrowers are a Party will, when executed and delivered by Borrowers, constitute the legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, EXCEPT as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

     4.12 NO DEFAULT. No event has occurred and is continuing that is a Default or Event of Default.

     4.13  ERISA.

          (a)  With respect to each Pension Plan:

               (i) such Pension Plan complies in all material respects with ERISA and any other applicable Laws to the extent that noncompliance could reasonably be expected to have a Material Adverse Effect;

              (ii) such Pension Plan has not incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA) that could reasonably be expected to have a Material Adverse Effect;

             (iii) no "reportable event" (as defined in Section 4043 of ERISA, but EXCLUDING such events as to which the PBGC has by regulation waived the requirement therein contained that it be notified within thirty days of the occurrence of such event) has occurred that could reasonably be expected to have a Material Adverse Effect; and

              (iv) none of Parent nor any of its Subsidiaries has engaged in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) that could reasonably be expected to have a Material Adverse Effect.

          (b) None of Parent nor any of its Subsidiaries has incurred or expects to incur any withdrawal liability to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

     4.14 REGULATIONS T, U AND X; INVESTMENT COMPANY ACT. No part of the proceeds of any Loan hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any Margin Stock in violation of Regulations T, U and X. Neither Parent nor any of its Subsidiaries is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

     4.15 DISCLOSURE. No written statement made by a Senior Officer to the Managing Agent or any Bank in connection with this Agreement, or in connection with any Loan, as of the date thereof contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made.

     4.16 TAX LIABILITY. Parent and its Subsidiaries have filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by Parent or any of its Subsidiaries, EXCEPT (a) such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained and (b) immaterial taxes so long as no material Property of Parent or any of its Subsidiaries is at impending risk of being seized, levied upon or forfeited.

     4.17 HAZARDOUS MATERIALS. Except as described in SCHEDULE 4.17, as of the Closing Date (a) none of Borrowers, nor to the best knowledge of Borrowers, any other Person at any time has disposed of, discharged, released or threatened the release of any Hazardous Materials on, from or under the Real Property in violation of any Hazardous Materials Law that would individually or in the aggregate constitute a Material Adverse Effect, (b) to the best knowledge of Borrowers, no condition exists that violates any Hazardous Material Law affecting any Real Property except for such violations that would not individually or in the aggregate constitute a Material Adverse Effect, (c) no Real Property or any portion thereof is or has been utilized by Borrowers nor, to the best knowledge of Borrowers, any other Person as a site for the manufacture of any Hazardous Materials, (d) to the extent that any Hazardous Materials are used, generated or stored by Borrowers or any other Person on any Real Property, or transported to or from such Real Property by Borrowers or any other Person, such use, generation, storage and transportation by Borrowers and, to the best knowledge of Borrowers, by any other Person are in compliance with all Hazardous Materials Laws except for such non-compliance that would not constitute a Material Adverse Effect or be materially adverse to the interests of the Banks, and (e) no Real Property is subject to any remediation, removal, containment or similar action conducted by or on behalf of any Borrower or any other Person, or with respect to any such Real Property listed on SCHEDULE 4.17 which is subject to any such action, the estimated costs for completing such action are as set forth on
SCHEDULE 4.17.

     4.18  INITIAL POOL PROPERTIES. The Initial Pool Properties described on
SCHEDULE 4.18 are, as of the Closing Date, Qualified Unencumbered Asset Pool Properties and comprise the initial Unencumbered Asset Pool.

     4.19 PROPERTY. All of the Borrowers' and their respective Subsidiaries' properties are in good repair and condition, subject to ordinary wear and tear, other than with respect to deferred maintenance existing as of the date of acquisition of such property as permitted in this Section 4.19 and except for such defects relating to properties other than properties in the Unencumbered Asset Pool which would not have a Material Adverse Effect.

The Borrowers further have completed or caused to be completed an appropriate investigation of the environmental condition of each such property as of the later of (a) the date of the Borrowers' or such Subsidiaries' purchase thereof or (b) the date upon which such property was last security for Indebtedness of such Borrower or such Subsidiary if such financing was not closed on or about the date of the acquisition of such property, including preparation of a "Phase I" report and, if appropriate, a "Phase II" report, in each case prepared by a recognized environmental consultant in accordance with customary standards which discloses that such property is not in violation of the representations and covenants set forth in this Agreement, unless such violation as to properties in the Unencumbered Asset Pool has been disclosed in writing to the Managing Agent and satisfactory remediation actions are being taken. There are no unpaid or outstanding real estate or other taxes or assessments on or against any property of any Borrower or any of their respective Subsidiaries which are payable by such Person (except only real estate or other taxes or assessments, that are not yet due and payable). There are no pending eminent domain proceedings against any property included within the Unencumbered Asset Pool, and, to the knowledge of the Borrowers, no such proceedings are presently threatened or contemplated by any taking authority which may individually or in the aggregate have a Material Adverse Effect. None of the property of Borrowers or their respective Subsidiaries is now damaged or injured as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have a Material Adverse Effect. The Real Property owned by Parent, each of the other Borrowers and their respective Subsidiaries as of the date hereof is set forth on SCHEDULE 4.19 hereto.

     4.20 BROKERS. None of the Borrowers nor any of their respective Subsidiaries has engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

    4.21 OTHER DEBT. None of the Borrowers or any of their respective Subsidiaries is in default (after expiration of all applicable grace and cure periods) in the payment of any other Indebtedness or under any mortgage, deed of trust, security agreement, financing agreement or indenture involving Indebtedness of $5,000,000.00 or more or under any other material agreement or lease to which any of them is a party. None of the Borrowers is a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time of payment of any of the Obligations to any other indebtedness or obligation of such Borrower. SCHEDULE 4.21 hereto sets forth all of the Indebtedness of the type described in Sections 6.11 and 6.12 of the Borrowers and their respective Subsidiaries as of the date hereof.

     4.22 SOLVENCY. As of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, including all of the Loans made or to be made hereunder, none of the Borrowers is insolvent on a balance sheet basis such that the sum of such Person's assets exceeds the sum of such Person=s liabilities, each Borrower is able to pay its debts as they become due, and each Borrower has sufficient capital to carry on its business.

     4.23 NO FRAUDULENT INTENT. Neither the execution and delivery of this Agreement or any of the other Loan Documents nor the performance of any actions required hereunder or thereunder is being undertaken by any Borrower with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted.

     4.24 TRANSACTION IN BEST INTERESTS OF BORROWERS; CONSIDERATION. The transaction evidenced by this Agreement and the other Loan Documents is in the best interests of the Borrowers. The direct and indirect benefits to inure to the Borrowers pursuant to this Agreement and the other Loan Documents constitute substantially more than "reasonably equivalent value" (as such term is used in Section 548 of the Bankruptcy Code) and "valuable consideration," "fair value," and "fair consideration" (as such terms are used in any applicable state fraudulent conveyance law), in exchange for the benefits to be provided by the Borrowers pursuant to this Agreement and the other Loan Documents, and but for the willingness of the Borrowers to be jointly and severally liable as co-borrowers for the Loan, Borrowers would be unable to obtain the financing contemplated hereunder which financing will enable the Borrowers and their respective Subsidiaries to have available financing to conduct and expand their business.

     4.25 NO BANKRUPTCY FILING. None of the Borrowers nor any of their respective Subsidiaries is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and none of the Borrowers has any knowledge of any Person contemplating the filing of any such petition against it or any of such other Persons.

     4.26 YEAR 2000 COMPLIANCE. The Borrowers have taken all action necessary to ensure that the Borrowers are "Year 2000 compliant" (as defined below) and that their business is not materially interrupted as a result of any "Year 2000 Problem". "Year 2000 compliant" means that material date-affected technology, including, without limitation, computers, hardware, imbedded microchips and software, used in the Borrowers' business operations or in the business operations of the Borrowers' key vendors, suppliers and customers, as the case may be, are able to correctly and effectively store, process and otherwise deal with date data from, into, between and otherwise concerning the twentieth and twenty-first centuries, and otherwise continue to function properly and unimpaired with respect to all calendar dates falling on or after January 1, 2000.

                                    Article 5
                              AFFIRMATIVE COVENANTS
                           (OTHER THAN INFORMATION AND
                             REPORTING REQUIREMENTS)

    So long as any Advance remains unpaid, or any Letter of Credit remains outstanding, or any other Obligation remains unpaid, or any portion of the Commitments remains in force, Borrowers shall, unless the Managing Agent (with the written approval of the Requisite Banks) otherwise consents:

     5.1 PAYMENT OF TAXES AND OTHER POTENTIAL LIENS. Pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon any of them, upon their respective Property or any part thereof and upon their respective income or profits or any part thereof, and all claims for labor, materials or supplies that if unpaid might by law become a lien or charge upon any of their respective Property, EXCEPT that Borrowers shall not be required to pay or cause to be paid (a) any tax, assessment, charge, levy or claim that is not yet past due, or is being contested in good faith by appropriate proceedings so long as the relevant entity has established and maintains adequate reserves for the payment of the same or (b) any immaterial tax or claim so long as no material Property of Borrowers is at impending risk of being seized, levied upon or forfeited.

     5.2 PRESERVATION OF EXISTENCE. Preserve and maintain their respective existences in the jurisdiction of their formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of their respective business and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of their respective business or the ownership or leasing of their respective Properties EXCEPT (a) as otherwise permitted by this Agreement and (b) where the failure to so qualify or remain qualified would not constitute a Material Adverse Effect.

     5.3 MAINTENANCE OF PROPERTIES. Maintain, preserve and protect all of their respective Properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of their respective Properties, EXCEPT that the failure to maintain, preserve and protect a particular item of Property that is at the end of its useful life or that is not of significant value, either intrinsically or to the operations of Borrowers, shall not constitute a violation of this covenant.

     5.4 MAINTENANCE OF INSURANCE. Maintain liability, casualty and other insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which Borrowers operate.

     5.5 COMPLIANCE WITH LAWS. Comply with all Requirements of Law noncompliance with which constitutes a Material Adverse Effect, EXCEPT that Borrowers need not comply with a Requirement of Law then being contested by any of them in good faith by appropriate proceedings.

     5.6 INSPECTION RIGHTS. Upon reasonable notice, at any time during regular business hours and as often as reasonably requested (but not so as to materially interfere with the business of Parent or any of its Subsidiaries) permit the Managing Agent or any Bank, or any authorized employee, agent or representative thereof, to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties

(subject to the rights of any tenants) of, Parent and its Subsidiaries and to discuss the affairs, finances and accounts of Parent and its Subsidiaries with any of their officers, key employees or accountants.

     5.7 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Keep adequate records and books of account reflecting all financial transactions in conformity with Generally Accepted Accounting Principles, consistently applied, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Borrowers.

     5.8 COMPLIANCE WITH AGREEMENTS. Promptly and fully comply with all Contractual Obligations to which any one or more of them is a party, EXCEPT for any such Contractual Obligations (a) the performance of which would cause a Default or (b) then being contested by any of them in good faith by appropriate proceedings or if the failure to comply with such agreements, indentures, leases or instruments does not constitute a Material Adverse Effect.

     5.9 USE OF PROCEEDS. Use the proceeds of all Loans and issuances of Letters of Credit for working capital and general corporate purposes of Borrowers, INCLUDING the acquisition and/or improvement of Revenue-Producing Properties and land.

     5.10 HAZARDOUS MATERIALS LAWS. Keep and maintain all Real Property and each portion thereof in compliance in all material respects with all applicable Hazardous Materials Laws and promptly notify the Managing Agent in writing (attaching a copy of any pertinent written material) of (a) any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened in writing by a Governmental Agency pursuant to any applicable Hazardous Materials Laws, (b) any and all material claims made or threatened in writing by any Person against Borrowers relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (c) discovery by any Senior Officer of any of Borrowers of any material occurrence or condition on any Real Property or on any real property adjoining or in the vicinity of such Real Property that could reasonably be expected to cause such Real Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Real Property under any applicable Hazardous Materials Laws.

     5.11 UNENCUMBERED ASSET POOL. Cause each Revenue-Producing Property in the Unencumbered Asset Pool to remain a Qualified Unencumbered Asset Pool Property so long as it is in the Unencumbered Asset Pool; PROVIDED that nothing herein shall preclude the removal of any Revenue-Producing Property from the Unencumbered Asset Pool pursuant to Section 2.11.

     5.12 REIT STATUS. Maintain the status of Parent as a "real estate investment trust" under Section 856 of the Code and comply with the dividend and other requirements applicable under Section 857(a) of the Code.

     5.13 ADDITIONAL BORROWERS. Cause each Wholly-Owned Subsidiary of Parent which is not then a Borrower and which holds a Revenue-Producing Property that is or will become part of the Unencumbered Asset Pool to execute and deliver the Joinder Agreement concurrently with the addition of such Revenue-Producing Property to the Unencumbered Asset Pool.

     5.14 INSPECTION OF PROPERTIES AND BOOKS. Permit the Banks, through the Managing Agent or any representative designated by the Managing Agent, at the Borrowers' expense, to visit and inspect any of the properties of the Borrowers or any of their respective Subsidiaries, to examine the books of account of the Borrowers and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrowers and their respective Subsidiaries with, and to be advised as to the same by, its Senior Officers, all at such reasonable times (typically during normal business hours) and intervals as the Managing Agent or any Bank may reasonably request upon not less than four (4) Banking Days notice. The Banks shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the Borrowers' normal business operations. At least once annually, the Borrowers shall attend a meeting with the Banks and the Managing Agent to discuss the financial condition and affairs of the Borrowers and their respective Subsidiaries.

     5.15 MORE RESTRICTIVE AGREEMENTS. Promptly notify the Managing Agent should any Borrower enter into or modify any agreements or documents pertaining to any existing or future Indebtedness, Debt Offering or Equity Offering, which agreements or documents include covenants, whether affirmative or negative, which are individually or in the aggregate more restrictive against any Borrower or their respective Subsidiaries than those set forth in Sections 5.17, 6.1, 6.5 through 6.13, inclusive, or 6.15 (or any other provision which may have the same practical effect as any of the foregoing) or which provide for a guaranty of the obligations thereunder by a Person that is not liable for the Obligations. If requested by the Requisite Banks, the Borrowers, the Managing Agent, and the Requisite Banks shall promptly amend this Agreement and the other Loan Documents to include some or all of such more restrictive provisions or provide for a guaranty of the Obligations by such Person as determined by the Requisite Banks in their sole discretion. Notwithstanding the foregoing, this Section 5.15 shall not apply to covenants contained in any agreements or documents that relate only to specific Real Property that is collateral for any existing or future Indebtedness of any of the Borrowers that is permitted by the terms of this Agreement.

     5.16 DISTRIBUTIONS OF INCOME TO THE BORROWERS. Cause all of their respective Subsidiaries to promptly transfer to such Borrower (but not less frequently than once each fiscal quarter of such Borrower), whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from its Subsidiaries' use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by each Subsidiary of its Debt Service and operating expenses for such quarter and (b) the establishment of reasonable reserves for the payment of operating expenses not paid on at least a quarterly basis and capital improvements to be made to such Subsidiary's assets and properties approved by such Subsidiary in the ordinary course of business consistent with its past practices.

     5.17  UNENCUMBERED ASSET POOL.

          (a) Cause each of the Revenue-Producing Properties in the Unencumbered Asset Pool to satisfy all of the following conditions:

               (i) the Revenue-Producing Properties shall be owned by a Borrower or leased by a Borrower pursuant to a Mortgageable Ground Lease (subject to the terms of this Agreement);

              (ii) no more than twenty-five percent (25%) of the Asset Value of the Revenue-Producing Properties in the Unencumbered Asset Pool may be leased by a Borrower pursuant to a Mortgageable Ground Lease;

             (iii) the Revenue-Producing Properties in the Unencumbered Asset Pool shall consist solely of Revenue-Producing Properties which have an aggregate occupancy level (on a portfolio basis) of at least eighty-five percent (85%) as of the end of the previous four
          (4) fiscal quarters of the Borrowers based on bona fide arms-length tenant leases which are in full force and effect requiring current rental payments and which are in good standing; and

              (iv) no more than thirty-three percent (33%) of the Asset Value of the Revenue-Producing Properties in the Unencumbered Asset Pool may be located in any one city or metropolitan area; provided that no more than fifty percent (50%) of the Asset Value of the Revenue-Producing Properties in the Unencumbered Asset Pool may be located in suburban Washington, D.C.

          (b) Provide to the Managing Agent as of the Closing Date and concurrently with the delivery of the financial statements described in
Section 7.1(c) as part of the Compliance Certificate required pursuant to
Section 7.2 (i) a list of the Revenue-Producing Properties in the Unencumbered Asset Pool, (ii) the certification of a Senior Officer of the Borrowers of the Asset Values of such properties and that such properties are in compliance with Section 5.17(a), (iii) operating statements setting forth the NOI and Net Capital Expenditures for each of the Revenue-Producing Properties in the Unencumbered Asset Pool for the previous four (4) fiscal quarters (or such shorter period as the Revenue-Producing Property has been held by the Borrowers if such statements are not available to Borrowers) certified as true and correct by a Senior Officer of the Borrowers, and (iv) a certificate that the Revenue-Producing Properties in the Unencumbered Asset Pool comply with the terms of Sections 4.17 and 4.19. In the event that all or any material portion of a Revenue-Producing Property within the Unencumbered Asset Pool shall be damaged or taken by condemnation, then such property shall no longer be a part of the Unencumbered Asset Pool unless and until any damage to such Revenue-Producing Property is repaired or restored, such Revenue-Producing Property becomes fully operational and the Managing Agent shall receive evidence satisfactory to the Managing Agent of the value and NOI of such Revenue-Producing Property following such repair or restoration.

                                    Article 6
                               NEGATIVE COVENANTS

     So long as any Advance remains unpaid, or any Letter of Credit remains outstanding, or any other Obligation remains unpaid, or any portion of the Commitments remains in force, Borrowers shall not, unless the Managing Agent (with the written approval of the Requisite Banks or, if required by Section 12.1, of all of the Banks) otherwise consents:

     6.1 MERGERS. Merge or consolidate with or into any Person, EXCEPT a merger or consolidation of one or more Borrowers with and into another Borrower or a merger or consolidation where Parent or a Borrower is the surviving corporation that does not result in a Change in Control.

     6.2 ERISA. (a) At any time, permit any Pension Plan to: (i) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) which could reasonably be expected to result in a Material Adverse Effect, (ii) fail to comply with ERISA which could reasonably be expected to result in a Material Adverse Effect, (iii) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA) which could reasonably be expected to result in a Material Adverse Effect or (iv) terminate in any manner which could reasonably be expected to result in a Material Adverse Effect, or (b) withdraw, completely or partially, from any Multiemployer Plan if to do so could reasonably be expected to result in a Material Adverse Effect.

     6.3 CHANGE IN NATURE OF BUSINESS. Make any material change in the principal nature of the business of Borrowers, such business being the acquisition, ownership and development of buildings for use as office or, with respect to the life science industry only, office/laboratory, research or manufacturing/warehouse properties.

     6.4 TRANSACTIONS WITH AFFILIATES. Enter into any transaction of any kind with any Affiliate of Borrowers OTHER THAN (a) salary, bonus, employee stock option, relocation assistance and other compensation arrangements with directors or officers in the ordinary course of business, (b) transactions that are fully disclosed to the board of directors of Parent and expressly authorized by a resolution of the board of directors of Parent which is approved by a majority of the directors not having an interest in the transaction, (c) transactions expressly permitted by this Agreement, (d) transactions between one Borrower and another Borrower and (e) transactions on overall terms at least as favorable to Borrowers as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power.

     6.5 LEVERAGE RATIO. Permit the Leverage Ratio, as of the last day of any Fiscal Quarter, to be greater than .55 to 1.00.

     6.6 DEBT SERVICE COVERAGE. Permit Debt Service Coverage, as of the last day of any Fiscal Quarter, to be less than 2.0 to 1.00.

     6.7 FIXED CHARGE COVERAGE. Permit Fixed Charge Coverage, as of the last day of any Fiscal Quarter, to be less than 1.70 to 1.00.

     6.8 DISTRIBUTIONS. Make any Distribution (a) with respect to any Fiscal Quarter or Fiscal Year in excess of (i) an amount equal to 90% of Funds From Operations of Parent and its Subsidiaries for that Fiscal Quarter or Fiscal Year or (ii) an amount equal to 100% of Funds Available for Distribution of Parent and its Subsidiaries for the four (4) consecutive Fiscal Quarters ending prior to the Fiscal Quarter in which such Distribution is paid (provided that Parent shall be permitted to pay the minimum Distribution required under the Code to maintain and preserve Parent's status as a real estate investment trust under the Code, as evidenced by a certification of a Senior Officer of Parent containing calculations in reasonable detail satisfactory in form and substance to the Managing Agent, if such Distribution is greater than the amount set forth in clause (a) (i) and (ii) above), or (b) during the continuance of an Event of Default, in excess of the minimum amount necessary to comply with Section 857(a) of the Code.

     6.9 STOCKHOLDERS' EQUITY. Permit Stockholders' Equity, as of the last day of any Fiscal Quarter, to be less than the sum of (a) $325,000,000 PLUS (b) ninety percent of the net proceeds from any Equity Offering of any Borrower made after the Closing Date.

     6.10 DEVELOPMENT INVESTMENTS. Permit any Borrower or any Subsidiary or Affiliate thereof to engage, directly or indirectly, in the development of Real Property, except that a Borrower or a Subsidiary or Affiliate thereof may (a) hold direct and indirect interests in non-income producing land assets, provided that the book value of such interests does not exceed five percent (5%) of Adjusted Tangible Assets as of the most recently-ended Fiscal Quarter, and (b) develop for its own account properties to be used principally for office, office/laboratory, research or manufacturing/ warehouse purposes, provided that such development shall be limited to such number of projects with respect to which the aggregate cost as of the date of computation of acquiring Real Property (including the non-income producing land assets described in (a) above) and developing, constructing, renovating, rehabilitating and leasing the improvements thereon (assuming the full cost of completion thereof) does not exceed twenty percent (20%) of Adjusted Tangible Assets as of the most recently-ended Fiscal Quarter (such projects are hereinafter referred to collectively as the "Development Investments"). A project shall be considered to be a Development Investment from the issuance of permits for construction until final certificates of occupancy or their equivalent have been issued for the entire project. For purposes of this
Section 6.10, the term "development" shall include new construction or the substantial renovation of improvements to real property.

     6.11 SECURED DEBT. Permit Secured Debt of Parent and its Subsidiaries to exceed an amount equal to 35% of Adjusted Tangible Assets as of the most recently-ended Fiscal Quarter.

     6.12 RECOURSE DEBT. Permit recourse Indebtedness (whether secured or unsecured) of Parent and its Subsidiaries (excluding the Obligations) to exceed an amount equal to 20% of Adjusted Tangible Assets as of the most recently-ended Fiscal Quarter.

     6.13 INVESTMENTS IN CERTAIN PERSONS. Make Investments in (a) any Person that is not a Wholly-Owned Subsidiary of Parent existing as of the date hereof or new Wholly-Owned Subsidiaries of Parent acquired or created after the date of this Agreement which become Borrowers except as permitted in
Section 6.13(b), or (b) any Person (other than Investments by a Subsidiary of Parent in Parent), if the aggregate value of the Investments pursuant to this
Section 6.13(b) shall exceed ten percent (10%) of the Adjusted Tangible Assets as of the most recently-ended Fiscal Quarter.

     6.14 NEGATIVE PLEDGES. Grant to any Person a Negative Pledge on any Revenue-Producing Property of Parent and its Subsidiaries that, as of the LATER OF the "Closing Date" of the Original Credit Agreement or the date of its acquisition, is not subject to a Lien (OTHER THAN Permitted Encumbrances).

     6.15  [INTENTIONALLY OMITTED].

     6.16 LIMITING AGREEMENTS. Enter into any agreement, instrument or transaction which has or may have the effect of prohibiting or limiting such Borrower's ability to pledge to Managing Agent the Revenue-Producing Property within the Unencumbered Asset Pool. Borrowers shall take, and shall cause the their respective Subsidiaries to take, such actions as are necessary to preserve the right and ability of Borrowers to pledge those Revenue-Producing Properties without any such pledge after the date hereof causing or permitting the acceleration (after the giving of notice or the passage of time, or otherwise) of any other Indebtedness of Borrowers or any of their respective Subsidiaries. Borrowers shall, upon demand, provide to the Managing Agent such evidence as the Managing Agent may reasonably require to evidence compliance with this Section 6.16, which evidence shall include, without limitation, copies of any agreements or instruments which would in any way restrict or limit a Borrower's ability to pledge assets as security for Indebtedness, or which provide for the occurrence of a default (after the giving of notice or the passage of time, or otherwise) if assets are pledged in the future as security for Indebtedness of such Borrower or any of its Subsidiaries.

     6.17 RESTRICTION ON PREPAYMENT OF INDEBTEDNESS. Prepay the principal amount, in whole or in part, of any Indebtedness other than the Obligations after the occurrence of any Event of Default of a monetary nature or consisting of a failure to comply with the covenants contained in Sections
6.5 and 6.6; provided, however, that this Section 6.17 shall not prohibit the prepayment of Indebtedness which is financed solely from the proceeds of a new loan which would otherwise be permitted by the terms of this Agreement.

     6.18 RESTRICTIONS ON TRANSFER. Parent will not, directly or indirectly, make or permit to be made, by voluntary or involuntary means, any sale, assignment, transfer, disposition, mortgage, pledge, hypothecation or encumbrance of its direct or indirect interest in Operating Partnership, ARE, QRS or any other Borrower (provided that the foregoing shall not prohibit transfers of Parent's interest in Operating Partnership, ARE, QRS or any other Borrower provided such Borrower remains a Wholly-Owned Subsidiary of Parent), or any dilution of its direct or indirect interest in Operating Partnership, ARE, QRS or any other Borrower. Parent shall not in any manner transfer, assign, diminish or otherwise restrict its direct or indirect right to vote or other rights with respect to Operating Partnership, ARE, QRS or any other Borrower. Notwithstanding the foregoing, Parent may sell, assign, transfer or dispose of its interest in another Borrower (other than Operating Partnership) that is a Subsidiary of Parent, provided that on or before the closing of such sale the Borrower shall have delivered to the Managing Agent a certification, together with such other evidence as Managing Agent may require, that the Borrowers will be in compliance with all covenants in this Agreement after giving effect to such sale, assignment, transfer or other disposition, and provided further that from and after any such sale, the assets of such Borrower shall no longer be included within the Unencumbered Asset Pool. In the event that the Borrower shall comply with the foregoing provisions, such Borrower shall be released from liability under this Agreement by the Managing Agent. The Managing Agent may also release a Borrower from liability if all of the Revenue Producing Properties of such Borrower are sold (subject to the requirement in Section 3.1(h) that the gross proceeds of any such sale be deposited with the Managing Agent) or all of the Revenue Producing Properties of such Borrower cease to be Unencumbered, provided that on or before the effective date of such release, the Borrowers shall have delivered to the Managing Agent a certification, together with such other evidence as the Managing Agent may require, that the Borrowers will be in compliance with all covenants in this Agreement after giving effect to such release.

                                    Article 7
                     INFORMATION AND REPORTING REQUIREMENTS

     7.1 FINANCIAL AND BUSINESS INFORMATION. So long as any Advance remains unpaid, or any Letter of Credit remains outstanding, or any other Obligation remains unpaid, or any portion of the Commitments remains in force, Borrowers shall, unless the Managing Agent (with the written approval of the Requisite Banks) otherwise consents, at Borrowers' sole expense, deliver to the Managing Agent for distribution by it to the Banks, a sufficient number of copies for all of the Banks of the following:

          (a) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter (OTHER THAN the fourth Fiscal Quarter in any Fiscal Year), the consolidated balance sheet of Parent and its Subsidiaries as at the end of such Fiscal Quarter and the consolidated statements of operations and cash flows for such Fiscal Quarter, and the portion of the Fiscal Year ended with such Fiscal Quarter, all in reasonable detail. Such financial statements shall be certified by a Senior Officer of Parent as fairly presenting the financial condition, results of operations and cash flows of Parent and its Subsidiaries in accordance with Generally Accepted Accounting Principles (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

          (b) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter, a Pricing Certificate setting forth a calculation of the Leverage Ratio as of the last day of such Fiscal Quarter, and providing reasonable detail as to the calculation thereof, which calculations in the case of the fourth Fiscal Quarter in any Fiscal Year shall be based on the preliminary unaudited financial statements of Parent and its Subsidiaries for such Fiscal Quarter, and as soon as practicable thereafter, in the event of any material variance in the actual calculation of the Leverage Ratio from such preliminary calculation, a revised Pricing Certificate setting forth the actual calculation thereof;

          (c) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter, statements of operating income for such Fiscal Quarter and Fiscal Year to date for each of the Revenue-Producing Properties in the Unencumbered Asset Pool and a summary Rent Roll for each of the Revenue-Producing Properties in the Unencumbered Asset Pool, each in reasonable detail;

          (d) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter, supplemental disclosure information setting forth the effect on Net Income reflected in the financial statements for such Fiscal Quarter and Fiscal Year to date of any difference between the rents payable by tenants during the periods covered by such financial statements and the "straight line" rents payable over the terms of their respective leases, in reasonable detail;

          (e) As soon as practicable, and in any event within 120 days after the end of each Fiscal Year, the consolidated balance sheet of Parent and its Subsidiaries as at the end of such Fiscal Year and the consolidated statements of operations, stockholders' equity and cash flows, in each case of Parent and its Subsidiaries for such Fiscal Year, all in reasonable detail. Such financial statements shall be prepared in accordance with Generally Accepted Accounting Principles, consistently applied, and shall be accompanied by a report of Ernst & Young LLP or other independent public accountants of recognized standing selected by Parent and reasonably satisfactory to the Requisite Banks, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Banks in their good faith business judgment to be adverse to the interests of the Banks;

          (f) As soon as practicable, and in any event before the commencement of each Fiscal Year, a budget and projection by Fiscal Quarter for that Fiscal Year and by Fiscal Year for the next two succeeding Fiscal Years, INCLUDING for the first such Fiscal Year, projected consolidated balance sheets, statements of operations and statements of cash flow and, for the second and third such Fiscal Years, projected consolidated condensed balance sheets and statements of operations and cash flows, of Parent and its Subsidiaries, all in reasonable detail;

          (g) Promptly after request by the Managing Agent or any Bank, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Parent by independent accountants in connection with the accounts or books of Parent or any of its Subsidiaries, or any audit of any of them;

          (h) Promptly after the same are available, and in any event within five (5) Banking Days after filing with the Securities and Exchange Commission, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Parent, and copies of all annual, regular, periodic and special reports and registration statements which Parent may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Banks pursuant to other provisions of this Section 8.1;

          (i) Promptly after request by the Managing Agent or any Bank, copies of any other report or other document that was filed by Borrowers with any Governmental Agency;

          (j) Promptly upon a Senior Officer becoming aware, and in any event within five (5) Banking Days after becoming aware, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA, but EXCLUDING such events as to which the PBGC has by regulation waived the requirement therein contained that it be notified within thirty days of the occurrence of such event) or (ii) non-exempt "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) involving any Pension Plan or any trust created thereunder, telephonic notice specifying the nature thereof, and, no more than two (2) Banking Days after such telephonic notice, written notice again specifying the nature thereof and specifying what action Borrowers are taking or propose to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

          (k) As soon as practicable, and in any event within two (2) Banking Days after a Senior Officer becomes aware of the existence of any condition or event which constitutes a Default or Event of Default, telephonic notice specifying the nature and period of existence thereof, and, no more than two (2) Banking Days after such telephonic notice, written notice again specifying the nature and period of existence thereof and specifying what action Borrowers are taking or propose to take with respect thereto;

          (l) Promptly upon a Senior Officer becoming aware that (i) any Person has commenced a legal proceeding with respect to a claim against Borrowers that is $1,000,000 or more in excess of the amount thereof that is fully covered by insurance, (ii) any creditor under a credit agreement involving Indebtedness of $1,000,000 or more or any lessor under a lease involving aggregate rent of $1,000,000 or more has asserted a default thereunder on the part of Borrowers or,
     (iii) any Person has commenced a legal proceeding with respect to a claim against Borrowers under a contract (that is not a credit agreement or material lease) in excess of $1,000,000 or which otherwise may reasonably be expected to result in a Material Adverse Effect, a written notice describing the pertinent facts relating thereto and what action Borrowers are taking or propose to take with respect thereto;

          (m) Promptly upon request after they are filed with the Internal Revenue Service, copies of all annual federal income tax returns and amendments thereto of each of the Borrowers;

          (n) Not later than sixty (60) days after the end of each fiscal quarter of the Borrowers (including the fourth fiscal quarter in each year), a list (which may be included in the Compliance Certificates) setting forth the following information with respect to each new Subsidiary or Controlled Entity of any of the Borrowers: (i) the name, structure and ownership of the Subsidiary or Controlled Entity, (ii) a description of the property owned by such Subsidiary or Controlled Entity, and (iii) such other information as the Managing Agent may reasonably request;

          (o) Simultaneously with the delivery of the financial statement referred to in Section 7.1(e) above (if such information is not otherwise included in the financial statement or other information presented to the Banks pursuant to this Section 7.1), a statement (which may be included in the Compliance Certificates) listing (i) the Real Property owned by Parent and its Subsidiaries (or in which Parent or its Subsidiaries owns an interest) and stating the location thereof, the date acquired and the acquisition cost, (ii) the Indebtedness of Parent and its Subsidiaries, which statement shall include, without limitation, a statement of the original principal amount of such Indebtedness and the current amount outstanding, the holder thereof, the maturity date and any extension options, the interest rate, the collateral provided for such Indebtedness and whether such Indebtedness is recourse or non-recourse, and (iii) the properties of Parent and its respective Subsidiaries which are under "development" (as used in Section 6.10) and providing a brief summary of the status of such development;

          (p) Contemporaneously with the release thereof, copies of all press releases or other public announcements;

          (q) Promptly upon a Senior Officer becoming aware of a change in the credit rating given by a Rating Agency to Parent's long-term senior unsecured debt or any announcement that any rating is "under review" or that such rating has been placed on a watch list or that any similar action has been taken by a Rating Agency, written notice of such change, announcement or action;

          (r) When and as required by Section 2.11, the information regarding each Qualified Unencumbered Asset Pool Property, as more particularly described in Section 2.11;

          (s) When and as required by Section 5.17(b), the information regarding the Unencumbered Asset Pool, as more particularly described in
     Section 5.17(b); and

          (t) Such other data and information as from time to time may be reasonably requested by the Managing Agent, any Bank (through the Managing Agent) or the Requisite Banks.

     7.2 COMPLIANCE CERTIFICATES. So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitments remains outstanding, Borrowers shall, at Borrowers' sole expense, deliver to the Managing Agent for distribution by it to the Banks concurrently with the financial statements required pursuant to Sections 7.1(a), 7.1(c) and 7.1(e), Compliance Certificates signed by a Senior Officer.


                                    Article 8
                                    CONDITIONS

     8.1 INITIAL ADVANCES. The obligation of each Bank to make the initial Advance to be made by it or of the Managing Agent to issue the initial Letter of Credit is subject to the following conditions precedent, each of which shall be satisfied prior to the making of the initial Advances (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise):

          (a) The Managing Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of the Closing Date and each in form and substance satisfactory to the Managing Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Managing Agent otherwise agrees or directs):

               (1) at least one (1) executed counterpart of this Agreement, together with arrangements satisfactory to the Managing Agent for additional executed counterparts, sufficient in number for distribution to the Banks and Borrowers;

               (2) Line Notes executed by Borrowers in favor of each Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Line Commitment;

               (3) Competitive Advance Notes executed by Borrowers in favor of each Bank, each in the principal amount of $75,000,000;

               (4) Swing Loan Note executed by Borrowers in favor of the Swing Loan Bank in the principal amount of $10,000,000;

               (5) with respect to each of Borrowers, such documentation as the Managing Agent may require to establish the due organization, valid existence and good standing of each of Borrowers, its qualification to engage in business in each material jurisdiction in which it is engaged in business or required to be so qualified, its authority to execute, deliver and perform the Loan Documents to which it is a Party, the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, INCLUDING certified copies of articles of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, Certificates of Responsible Officials, and the like;

               (6)  the Opinions of Counsel;

               (7) such other assurances, certificates, documents, consents or opinions as the Managing Agent or the Requisite Banks reasonably may require.

          (b) The closing fee payable pursuant to Section 3.2 shall have been paid.

          (c)  Any agency fees payable on the Closing Date ursuant to Section
     3.5 shall have been paid.

          (d) The reasonable costs and expenses of the Managing Agent in connection with the preparation of the Loan Documents payable pursuant to Section 11.3, and invoiced to Borrowers prior to the Closing Date, shall have been paid.

          (e)  The representations and warranties of Borrowers contained in
     ARTICLE 4 shall be true and correct in all material respects.

          (f) Borrowers and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents, and giving effect to the initial Advance no Default or Event of Default shall have occurred and be continuing.

          (g) All legal matters relating to the Loan Documents shall be satisfactory to Long Aldridge & Norman, LLP, special counsel to the Managing Agent.

          (h) The Managing Agent shall have received a Compliance Certificate dated as of the date of the Closing Date demonstrating compliance with each of the covenants calculated therein as of the most recent Fiscal Quarter end for which the Borrowers have provided financial statements under Section 7.1 adjusted in the best good faith estimate of the Borrowers dated as of the date of the Closing Date.

          (i) The Managing Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Managing Agent or the Managing Agent's special counsel may reasonably have requested.

     8.2 ANY ADVANCE. The obligation of each Bank to make any Advance or of the Swing Loan Bank to make a Swing Loan or of the Managing Agent to issue a Letter of Credit is subject to the following conditions precedent (unless the Requisite Banks, in their sole and absolute discretion, shall agree otherwise):

          (a) EXCEPT (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrowers and approved in writing by the Requisite Banks, the representations and warranties contained in ARTICLE 4 (OTHER THAN Sections 4.4, 4.6 (first sentence), 4.10 and 4.18 to the extent such representations relate expressly to an earlier date) shall be true and correct in all material respects on and as of the date of the Advance as though made on that date;

          (b) other than matters described in SCHEDULE 4.10 or not required as of the Closing Date to be therein described, there shall not be then pending or threatened any action, suit, proceeding or investigation against or affecting Parent or any of its Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect;

          (c) the Managing Agent shall have timely received a Request for Loan, Competitive Bid Request or Letter of Credit Request in compliance with ARTICLE 2 (or telephonic or other request for Loan referred to in the second sentence of Section 2.1(C), if applicable), in compliance with ARTICLE 2;

          (d) no Default or Event of Default shall have occurred and be continuing;

          (e) the Managing Agent shall have received a current calculation of the Borrowing Base with such supporting information as the Managing Agent may require adjusted in the best good faith estimate of the Borrowers to the date of such certification; and

          (f) the Managing Agent shall have received, in form and substance satisfactory to the Managing Agent, such other assurances, certificates, documents or consents related to the foregoing as the Managing Agent or Requisite Banks reasonably may require.


                                   Article 9
              EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT

     9.1 EVENTS OF DEFAULT. The existence or occurrence of any one or more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

          (a) Borrowers fail to pay any principal on any of the Notes, or any portion thereof, on the date when due; or

          (b) Borrowers fail to pay any interest on any of the Notes, or any fees under Sections 3.4 or 3.5, or any portion thereof, within five (5) Banking Days after the date when due; or fail to pay any other fee or amount payable to the Banks or the Managing Agent under any Loan Document, or any portion thereof, within five (5) Banking Days after demand therefor; or

          (c) Borrowers fail to comply with any of the covenants contained in ARTICLE 6; or

          (d) Borrowers fail to comply with Section 7.1(k) in any respect that is materially adverse to the interests of the Banks; or

          (e) Any Borrower or any other Party fails to perform or observe any other covenant or agreement (not specified in clause (a), (b), (c) or (d) above) contained in any Loan Document on its part to be performed or observed within thirty (30) Banking Days after the giving of notice by the Managing Agent on behalf of the Requisite Banks of such Default or, if such Default is not reasonably susceptible of cure within such period, within such longer period as is reasonably necessary to effect a cure so long as such Borrower or such Party continues to diligently pursue cure of such Default but not in any event in excess of sixty (60) Banking Days; or

          (f) Any representation or warranty of Borrowers made in any Loan Document, or in any certificate or other writing delivered by Borrowers pursuant to any Loan Document, proves to have been incorrect when made or reaffirmed in any respect that is materially adverse to the interests of the Banks; or

          (g) Borrowers (i) fail to pay the principal, or any principal installment, of any present or future Indebtedness (OTHER THAN Non-Recourse Debt) of $5,000,000 or more, or any guaranty of present or future Indebtedness (OTHER THAN Non-Recourse Debt) of $5,000,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event of default to occur, in connection with any present or future Indebtedness (OTHER THAN Non-Recourse Debt) of $5,000,000 or more, or of any guaranty of present or future Indebtedness (OTHER THAN Non-Recourse Debt) of $5,000,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such Indebtedness due before the date on which it otherwise would become due or the right to require Borrowers to redeem or purchase, or offer to redeem or purchase, all or any portion of such Indebtedness (PROVIDED, that for the purpose of this clause (G), the principal amount of Indebtedness consisting of a Swap Agreement shall be the amount which is then payable by the counterparty to close out the Swap Agreement); or

          (h) Any Loan Document, at any time after its execution and delivery and for any reason OTHER THAN the agreement or action (or omission to act) of the Managing Agent or the Banks or satisfaction in full of all the Obligations ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect which is materially adverse to the interests of the Banks; or any Party thereto denies in writing that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind same; or

          (i) A final judgment against any of Borrowers is entered for the payment of money in excess of $1,000,000 (not covered by insurance or for which an insurer has reserved its rights) and, absent procurement of a stay of execution, such judgment remains unsatisfied for thirty (30) calendar days after the date of entry of judgment, or in any event later than five (5) days prior to the date of any proposed sale thereunder; or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within thirty
     (30) calendar days after its issue or levy; or

          (j) Any of Borrowers institutes or consents to the institution of any proceeding under a Debtor Relief Law relating to it or to all or any material part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for sixty (60) calendar days or such Person consents thereto or acquiesces therein, or a decree or order for relief is entered in respect of any such Person in such proceeding; or

          (k) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) under any other Loan Document; or

          (l) Any Pension Plan maintained by Borrowers is determined to have a material "accumulated funding deficiency" as that term is defined in
     Section 302 of ERISA in excess of an amount equal to 5% of the combined total assets of Borrowers as of the most-recently ended Fiscal Quarter; or

          (m) During any twelve (12) consecutive month period, Joel S. Marcus shall cease to be the Chief Executive Officer of Parent, and either of the following two (2) persons (or any successor who was previously approved as provided herein) shall cease to occupy the following positions: Peter Nelson shall cease to be the Chief Financial Officer of Parent, and Jerry M. Sudarsky shall cease to be the Chairman of the Parent; provided that the foregoing shall not constitute an Event of Default if a competent and experienced successor for such Person shall be approved by the Requisite Banks within six (6) months of such event, such approval not to be unreasonably withheld.

     9.2 REMEDIES UPON EVENT OF DEFAULT. Without limiting any other rights or remedies of the Managing Agent or the Banks provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law, or in equity, or otherwise:

          (a) Upon the occurrence, and during the continuance, of any Event of Default OTHER THAN an Event of Default described in Section 9.1(J):

               (1) the Commitments to make Advances and Swing Loans and to issue Letters of Credit and all other obligations of the Managing Agent or the Banks and all rights of Borrowers and any other Parties under the Loan Documents shall be suspended without notice to or demand upon Borrowers, which are expressly waived by Borrowers, EXCEPT that all of the Banks or the Requisite Banks (as the case may be, in accordance with Section 12.1) may waive an Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Banks or Requisite Banks, as the case may be, to reinstate the Commitments and such other obligations and rights and make further Advances and Swing Loans and to issue Letters of Credit, which waiver or determination shall apply equally to, and shall be binding upon, all the Banks; and

               (2) the Requisite Banks may request the Managing Agent to, and the Managing Agent thereupon shall, terminate the Commitments and/or declare all or any part of the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrowers.

     (b)  Upon the occurrence of any Event of Default described in
Section 9.1(j):

               (1) the Commitments to make Advances and Swing Loans and to issue Letters of Credit and all other obligations of the Managing Agent or the Banks and all rights of Borrowers and any other Parties under the Loan Documents shall terminate without notice to or demand upon Borrowers, which are expressly waived by Borrowers, EXCEPT that all of the Banks or the Requisite Banks (as the case may be, in accordance with Section 12.1) may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Banks, to reinstate the Commitments and such other obligations and rights and make further Advances and Swing Loans and to issue Letters of Credit, which determination shall apply equally to, and shall be binding upon, all the Banks; and

               (2) the unpaid principal of all Notes, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, all without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrowers.

          (c) Upon the occurrence of any Event of Default, the Banks and the Managing Agent, or any of them through the Managing Agent, without notice to (EXCEPT as expressly provided for in any Loan Document) or demand upon Borrowers, which are expressly waived by Borrowers (EXCEPT as to notices expressly provided for in any Loan Document), may proceed (but only with the consent of the Requisite Banks) to protect, exercise and enforce their rights and remedies under the Loan Documents against Borrowers and any other Party and such other rights and remedies as are provided by Law or equity.

          (d) The order and manner in which the Banks' rights and remedies are to be exercised shall be determined by the Requisite Banks in their sole discretion, and all payments received by the Managing Agent and the Banks, or any of them, shall be applied first to the costs and expenses (including reasonable attorneys' fees and disbursements and the reasonably allocated costs of attorneys employed by the Managing Agent or by any Bank) of the Managing Agent and of the Banks, then to the repayment of Swing Loans, and thereafter paid pro rata to the Banks in the same proportions that the aggregate Obligations owed to each Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the

     Banks, without priority or preference among the Banks. Regardless of how each Bank may treat payments for the purpose of its own accounting, for the purpose of computing Borrowers' Obligations hereunder and under the Notes, payments shall be applied FIRST, to the costs and expenses of the Managing Agent and the Banks, as set forth above, SECOND, to the payment of interest and principal (in that order) due on Swing Loans, THIRD, to the payment of accrued and unpaid interest due under any Loan Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents), FOURTH, to the payment of any termination payments due from the Borrowers in respect of Swap Agreements, and FIFTH, to the payment of all other amounts (including principal and fees) then owing to the Managing Agent or the Banks under the Loan Documents. No application of payments will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Banks hereunder or thereunder or at Law or in equity.

          (e) Upon the occurrence, and during the continuance, of any Event of Default, the Borrowers shall at such time deposit in a cash collateral account opened by the Managing Agent an amount equal to the Letter of Credit Exposure at such time. Each Borrower hereby grants to the Managing Agent, for the benefit of the Banks, a security interest in such cash collateral to secure all obligations of such Borrower in respect of such Letters of Credit under this Agreement and the other Loan Documents. The Borrowers shall execute and deliver to the Managing Agent, for the account of the Banks, such further documents and instruments as the Managing Agent may request to evidence the creation and perfection of such security interest in such cash collateral account. Amounts held in such cash collateral account shall be applied by the Managing Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrowers hereunder and under any Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all obligations under the Letters of Credit shall have been satisfied and all other obligations of the Borrowers hereunder and under any Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to Borrowers.


                                   Article 10
                               THE MANAGING AGENT




     10.1 APPOINTMENT AND AUTHORIZATION. Subject to Section 10.8, each Bank hereby irrevocably appoints and authorizes the Managing Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Managing Agent by the terms thereof or are reasonably incidental, as determined by the Managing Agent, thereto. This appointment and authorization is intended solely for the purpose of facilitating the servicing of the Loans and does not constitute appointment of the

Managing Agent as trustee for any Bank or as representative of any Bank for any other purpose and, the Managing Agent shall take such action and exercise such powers only in an administrative and ministerial capacity.

     10.2 MANAGING AGENT AND AFFILIATES. BankBoston (and each successor Managing Agent in its individual capacity) has the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Managing Agent, and the term "Bank" or "Banks" includes BankBoston in its individual capacity. BankBoston (and each successor Managing Agent in its individual capacity) and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with Borrowers, any Subsidiary thereof, or any Affiliate of Borrowers or any Subsidiary thereof, as if it were not the Managing Agent and without any duty to account therefor to the Banks. BankBoston (and each successor Managing Agent in its individual capacity) need not account to any other Bank for any monies received by it for reimbursement of its costs and expenses as Managing Agent hereunder, or for any monies received by it in its capacity as a Bank hereunder, other than as required of any Bank hereunder. The Managing Agent shall not be deemed to hold a fiduciary or agency relationship with any Bank and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Managing Agent. The provisions of this Section 10.2 shall apply equally to any other agents named herein.

     10.3 PROPORTIONATE INTEREST IN ANY COLLATERAL. The Managing
Agent, on behalf of all the Banks, shall hold in accordance with the Loan Documents all items of any collateral or interests therein received or held by the Managing Agent. Subject to the Managing Agent's and the Banks' rights to reimbursement for their costs and expenses hereunder (INCLUDING reasonable attorneys' fees and disbursements and other professional services and the reasonably allocated costs of attorneys employed by the Managing Agent or a
Bank) and subject to the application of payments in accordance with Section 9.2(d), each Bank shall have an interest in the Managing Agent's interest in such collateral or interests therein in the same proportions that the aggregate Obligations owed such Bank under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Banks, without priority or preference among the Banks.

     10.4 BANKS' CREDIT DECISIONS. Each Bank agrees that it has, independently and without reliance upon the Managing Agent, any other Bank or the directors, officers, agents, employees or attorneys of the Managing Agent or of any other Bank, and instead in reliance upon information supplied to it by or on behalf of Borrowers and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Bank also agrees that it shall, independently and without reliance upon the Managing Agent, any other Bank or the directors, officers, agents, employees or attorneys of the Managing Agent or of any other Bank, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

     10.5  ACTION BY MANAGING AGENT.

          (a) Absent actual knowledge of the Managing Agent of the existence of a Default, the Managing Agent may assume that no Default has occurred and is continuing, unless the Managing Agent has received notice from Borrowers stating the nature of the Default or has received notice from a Bank stating the nature of the Default and that such Bank considers the Default to have occurred and to be continuing.

          (b) The Managing Agent has only those obligations under the Loan Documents as are expressly set forth therein.

          (c) EXCEPT for any obligation expressly set forth in the Loan Documents and as long as the Managing Agent may assume that no Default has occurred and is continuing, the Managing Agent may, but shall not be required to, exercise its discretion to act or not act, EXCEPT that the Managing Agent shall be required to comply with the instructions of the Requisite Banks (or of all the Banks, to the extent required by Section 12.1) and those instructions shall be binding upon the Managing Agent and all the Banks, PROVIDED that the Managing Agent shall not be required to comply with such instructions if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Managing Agent, in substantial risk of liability to the Managing Agent.

          (d) If the Managing Agent has received a notice specified in clause (a) or has actual knowledge of the existence of a Default, the Managing Agent shall immediately give notice thereof to the Banks and shall comply with the instructions of the Requisite Banks (or of all the Banks, to the extent required by Section 12.1), PROVIDED that the Managing Agent shall not be required to comply with such instructions if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Managing Agent, in substantial risk of liability to the Managing Agent, and EXCEPT that if the Requisite Banks (or all the Banks, if required under Section 12.1) fail, for five (5) Banking Days after the receipt of notice from the Managing Agent, to instruct the Managing Agent, then the Managing Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Banks.

     10.6 LIABILITY OF MANAGING AGENT. Neither the Managing Agent nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, EXCEPT for their own gross negligence or willful misconduct. Without limitation on the foregoing, the Managing Agent and its directors, officers, agents, employees and attorneys:

          (a) May treat the payee of any Note as the holder thereof until the Managing Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Managing Agent, signed by the payee, and may treat each Bank as the owner of that Bank's interest in the Obligations for all purposes of this Agreement until the Managing Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Managing Agent, signed by that Bank;

          (b) May consult with legal counsel (INCLUDING in-house legal counsel), accountants (INCLUDING in-house accountants) and other professionals or experts selected by it, or with legal counsel, accountants or other professionals or experts for Borrowers and/or their Subsidiaries or the Banks, and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts;

          (c) Shall not be responsible to any Bank for any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents;

          (d) Shall have no duty to ask or inquire as to the performance or observance by Borrowers or its Subsidiaries of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any collateral or any Property, books or records of Borrowers or their Subsidiaries;

          (e) Will not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith, or any collateral;

          (f) Will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing believed in good faith by it to be genuine and signed or sent by the proper party or parties;

          (g) Will not incur any liability for any arithmetical error in computing any amount paid or payable by the Borrowers or any Subsidiary or Affiliate thereof or paid or payable to or received or receivable from any Bank under any Loan Document, INCLUDING, without limitation, principal, interest, commitment fees, Advances and other amounts; PROVIDED that, promptly upon discovery of such an error in computation, the Managing Agent, the Banks and (to the extent applicable) Borrowers and/or their Subsidiaries or Affiliates shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred; and

          (h) Have not made nor do they now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the creditworthiness or financial condition of the Borrowers, their respective partners or members or any of their respective Subsidiaries, the value of their respective assets or the collectability of the Loans.

     10.7 INDEMNIFICATION. Each Bank shall, ratably in accordance with its Pro Rata Share of the Commitments (if the Commitments are then in effect) or in accordance with its proportion of the aggregate Indebtedness then evidenced by the Notes (if the Commitments have then been terminated), indemnify and hold the Managing Agent and its directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (INCLUDING reasonable attorneys' fees and disbursements and allocated costs of attorneys employed by the Managing Agent) that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure of Borrowers to pay the Indebtedness represented by the Notes) or any action taken or not taken by it as Managing Agent thereunder, EXCEPT such as result from its own gross negligence or willful misconduct. Without limitation on the foregoing, each Bank shall reimburse the Managing Agent upon demand for that Bank's Pro Rata Share of any out-of-pocket cost or expense incurred by the Managing Agent in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (INCLUDING a bankruptcy reorganization), enforcement or attempted enforcement of the Loan Documents, to the extent that any Borrower or any other Party is required by Section 11.3 to pay that cost or expense but fails to do so upon demand. Nothing in this Section 10.7 shall entitle the Managing Agent or any indemnitee referred to above to recover any amount from the Banks if and to the extent that such amount has theretofore been recovered from Borrowers or any of their Subsidiaries. To the extent that the Managing Agent or any indemnitee referred to above is later reimbursed such amount by Borrowers or any of its Subsidiaries, it shall return the amounts paid to it by the Banks in respect of such amount.

     10.8 SUCCESSOR MANAGING AGENT. The Managing Agent may, and at the request of the Requisite Banks shall, resign as Managing Agent upon reasonable notice to the Banks and Borrowers effective upon acceptance of appointment by a successor Managing Agent. If the Managing Agent shall resign as Managing Agent under this Agreement, the Requisite Banks shall appoint from among the Banks a successor Managing Agent for the Banks, which successor Managing Agent shall be approved by Borrowers so long as no Default or Event of Default has occurred and is continuing (and such approval shall not be unreasonably withheld or delayed). If no successor Managing Agent is appointed prior to the effective date of the resignation of the Managing Agent, the Managing Agent may appoint, after consulting with the Banks and, so long as no Default or Event of Default has occurred and is continuing the Borrowers, a successor Managing Agent from among the Banks. Upon the acceptance of its appointment as successor Managing Agent hereunder, such successor Managing Agent shall succeed to all the rights, powers and duties of the retiring Managing Agent and the term "Managing Agent" shall mean such successor Managing Agent and the retiring Managing Agent's appointment, powers and duties as Managing Agent shall be terminated. After any retiring Managing Agent's resignation hereunder as Managing Agent, the provisions of this ARTICLE 10, and Sections 11.3, 11.11 and 11.22, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Managing
Agent under this Agreement. Notwithstanding the foregoing, if (a) the Managing Agent has not been paid its agency fees under Section 3.5 or has not been reimbursed for any expense reimbursable to it under Section
11.3, in either case for a period of at least one (1) year and (b) no successor Managing Agent has accepted appointment as Managing Agent by the date which is thirty (30) days following a retiring Managing Agent's notice of resignation, the retiring Managing Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Managing Agent hereunder until such time, if any, as the Requisite Banks appoint a successor Managing Agent as provided for above.

     10.9 NO OBLIGATIONS OF BORROWERS. Nothing contained in this
Article 10 shall be deemed to impose upon Borrowers any obligation in respect of the due and punctual performance by the Managing Agent of its obligations to the Banks under any provision of this Agreement, and Borrowers shall have no liability to the Managing Agent or any of the Banks in respect of any failure by the Managing Agent or any Bank to perform any of its obligations to the Managing Agent or the Banks under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrowers to the Managing Agent for the account of the Banks, Borrowers' obligations to the Banks in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Managing Agent in the manner provided by this Agreement.

                                   Article 11
                                  MISCELLANEOUS

     11.1 CUMULATIVE REMEDIES; NO WAIVER. The rights, powers, privileges and remedies of the Managing Agent and the Banks provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, privilege or remedy provided by Law or equity. No failure or delay on the part of the Managing Agent or any Bank in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of ARTICLE 8 hereof are inserted for the sole benefit of the Managing Agent and the Banks; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Loan without prejudicing the Managing Agent's or the Banks' rights to assert them in whole or in part in respect of any other Loan.

     11.2  [INTENTIONALLY OMITTED].


     11.3 COSTS, EXPENSES AND TAXES. Borrowers shall pay within five (5) Banking Days after demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Managing Agent in connection with the negotiation, preparation, syndication, execution, delivery and interpretation of the Loan Documents and any amendment thereto or waiver thereof. Borrowers shall also pay on demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Managing Agent and the Banks in connection with the refinancing, restructuring, reorganization (INCLUDING a bankruptcy reorganization) and enforcement or attempted enforcement of the Loan
Documents, and any matter related thereto. The foregoing costs and xpenses shall include filing fees, recording fees, title insurance fees, appraisal fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel
(INCLUDING reasonably allocated costs of legal counsel employed by the Managing Agent or any Bank), independent public accountants and other outside experts retained by the Managing Agent or any Bank, whether or not such costs and expenses are incurred or suffered by the Managing
Agent or any Bank in connection with or during the course of any bankruptcy or insolvency proceedings of any of Borrowers or any Subsidiary thereof. Borrowers shall pay any and all documentary and other taxes, EXCLUDING (i) taxes imposed on or measured in whole or in part by any Bank's overall net income imposed on such Bank by (A) any jurisdiction (or political subdivision thereof) in which such Bank is organized or maintains its principal office or LIBOR Lending Office or
(B) any jurisdiction (or political subdivision thereof) in which such Bank is "doing business" or (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which any Bank has failed to provide Borrowers with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws, and all costs, expenses, fees and charges payable or determined to be payable in connection with the filing or recording of this Agreement, any other
Loan Document or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and shall reimburse, hold harmless and indemnify on the terms set forth in 11.11 the Managing Agent and the Banks from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any such tax, cost, expense, fee or charge or that any of them may suffer or incur by reason of the failure of any Party to perform any of its Obligations. Any amount payable to the Managing Agent or any Bank under this Section 11.3 shall bear interest from the fifth Banking Day following the date of demand for payment at the Default Rate.

     11.4 NATURE OF BANKS' OBLIGATIONS. The obligations of the
Banks hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other Loan Document and no action taken by the Managing Agent or the Banks or any of them pursuant hereto or thereto may, or may be deemed to, make the Banks a partnership, an association, a joint venture or other entity, either among themselves or with the Borrowers or any Affiliate of any of Borrowers. A default by any Bank will not increase the Pro Rata Share of the Commitments attributable to any other Bank. Any Bank not in default may, if it desires, assume in such proportion as the nondefaulting Banks agree the obligations of any Bank in default, but is not obligated to do so. The Managing Agent agrees that it will use reasonable best efforts either to induce the other Banks to assume the obligations of a Bank in default or to obtain another Bank, reasonably satisfactory to Borrowers, to replace such a Bank in default. A defaulting Bank's right to participate in the administration of the Loan Documents, including, without limitation, any rights to consent to or direct any action or inaction of the Managing Agent or to vote on any matter presented to the Banks shall be suspended during the pendency of such Bank's default.

     11.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or in any other Loan Document, or in any certificate or other writing delivered by or on behalf of any one or more of the Parties to any Loan Document, will survive the making of the Loans hereunder and the execution and delivery of the Notes, and have been or will be relied upon by the Managing Agent and each Bank, notwithstanding any investigation made by the Managing Agent or any Bank or on their behalf.

     11.6 NOTICES. EXCEPT as otherwise expressly provided in the Loan Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Loan Document must be in writing and must be mailed, telegraphed, telecopied, dispatched by commercial courier or delivered to the appropriate party at the address set forth on the signature pages of this Agreement or other applicable Loan Document or, as to any party to any Loan Document, at any other address as may be designated by it in a written notice sent to all other parties to such Loan Document in accordance with this Section. EXCEPT as otherwise expressly provided in any Loan Document, if any notice, request, demand, direction or other communication required or permitted by any Loan Document is given by mail it will be effective on the earlier of receipt or the fourth Banking Day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; if dispatched by commercial courier, on the scheduled delivery date; or if given by personal delivery, when delivered.

     11.7 EXECUTION OF LOAN DOCUMENTS. Unless the Managing Agent otherwise specifies with respect to any Loan Document, (a) this Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, when taken together will be deemed to be but one and the same instrument and (b) execution of any such counterpart may be evidenced by a telecopier transmission of the signature of such party. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

     11.8  BINDING EFFECT; ASSIGNMENT.


          (a) This Agreement and the other Loan Documents to which Borrowers are a Party will be binding upon and inure to the benefit of Borrowers, the Managing Agent, each of the Banks, and their respective successors and assigns, EXCEPT that Borrowers may not assign their rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Banks. Each Bank represents that it is not acquiring its Note with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (subject to any requirement that disposition of such Note must be within the control of such Bank). Any Bank may at any time pledge its Note or any other instrument evidencing its rights as a Bank under this Agreement to a Federal Reserve Bank, but no such pledge shall release that Bank from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Bank hereunder absent foreclosure of such pledge.

          (b) From time to time following the Closing Date, each Bank may assign to one or more Eligible Assignees all or any portion of its Pro Rata Share of the Commitments; PROVIDED that (i) such Eligible Assignee, if not then a Bank or an Affiliate of the assigning Bank, shall be approved by the Managing Agent and (if no Event of Default then exists) Borrowers (neither of which approvals shall be unreasonably withheld or delayed), (ii) such assignment shall be evidenced by a Commitments Assignment and Acceptance, a copy of which together with any Notes subject to such assignment shall be furnished to the Managing Agent as hereinbelow provided, (iii) EXCEPT in the case of an assignment to an Affiliate of the assigning Bank, to another Bank or of the entire remaining Commitments of the assigning Bank, the assignment shall not assign a Pro Rata Share of the Commitments that is equivalent to less than $10,000,000, (iv) the assignment shall be of a constant, and not a varying, percentage of the Assignor's rights and obligations under this Agreement, and (v) the effective date of any such assignment shall be as specified in the Commitments Assignment and Acceptance, but not earlier than the date which is five (5) Banking Days after the date the Managing Agent has received the Commitments Assignment and Acceptance unless otherwise agreed by the Managing Agent. In connection with such assignment, the assignor may assign all or any portion of its Competitive Advance Note and the Competitive Advances at the time owing to it, which, if so assigned, shall be assigned in such proportion as the assignor and assignee agree, but in no event shall the assignee acquire an interest in the Competitive Advances of the assignor of less than $5,000,000.00. Upon the effective date of such Commitments Assignment and Acceptance, the Eligible Assignee named therein shall be a Bank for all purposes of this Agreement, with the Pro Rata Share of the Commitments therein set forth and, to the extent of such Pro Rata Share, the assigning Bank shall be released from its further obligations under this Agreement. Borrowers agree that they shall execute and deliver (against delivery by the assigning Bank to Borrowers of its Note) to such assignee Bank, Notes evidencing that assignee Bank's Pro Rata Share of the Commitments, and to the assigning Bank, Notes evidencing the remaining balance Pro Rata Share retained by the assigning Bank. In the event that no portion of a Competitive Advance is assigned to such assignee, the Borrowers shall upon the request of such assignee execute and deliver to such assignee a Competitive Advance Note, dated the effective date of such assignment and which shall otherwise be in substantially the form of the Competitive Advance Notes.

          (c) By executing and delivering a Commitments Assignment and Acceptance, the Eligible Assignee thereunder acknowledges and agrees that: (i) other than the representation and warranty of the assigning Bank that it is the legal and beneficial owner of the Pro Rata Share of the Commitments being assigned thereby free and clear of any adverse claim, neither the assigning Bank nor the Managing Agent has made any representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan
     Document; (ii) neither the assigning Bank nor the Managing Agent has made any representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of the Obligations; (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Commitments Assignment and Acceptance; (iv) it will, independently and without reliance upon the Managing Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) it appoints and authorizes the Managing Agent to take such action and to exercise such powers under this Agreement as are delegated to the Managing
     Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

          (d) The Managing Agent shall maintain at the Managing Agent's Office a copy of each Commitments Assignment and Acceptance delivered to it and a register (the "Register") of the names and address of each of the Banks and the Pro Rata Share of the Commitments held by each Bank, giving effect to each Commitments Assignment and Acceptance. The Register shall be available during normal business hours for inspection by Borrowers or any Bank upon reasonable prior notice to the Managing Agent. After receipt of a completed Commitments Assignment and Acceptance executed by any Bank and an Eligible Assignee and the Notes subject to such assignment, and receipt of an assignment fee of $2,500 from such Bank or Eligible Assignee, the Managing Agent shall, promptly following the effective date thereof, provide to Borrowers and the Banks a revised SCHEDULE 1.1 giving effect thereto. Borrowers, the Managing Agent and the Banks shall deem and treat the Persons listed as Banks in the Register as the holders and owners of the Pro Rata Share of the Commitments listed therein for all purposes hereof, and no assignment or transfer of any such Pro Rata Share of the Commitments shall be effective, in each case unless and until a Commitments Assignment and Acceptance effecting the assignment or transfer thereof shall have been accepted by the Managing Agent and recorded in the Register as provided above. Prior to such recordation, all amounts owed with respect to the applicable Pro Rata Share of the Commitments shall be owed to the Bank listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Bank shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Pro Rata Share of the Commitments.

          (e) Each Bank may from time to time grant participations to one or more banks or other financial institutions (INCLUDING another Bank but EXCLUDING an Employee Plan) in a portion of its Pro Rata Share of the Commitments; PROVIDED,

     HOWEVER, that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other financial institutions shall not be a Bank hereunder for any purpose EXCEPT, if the participation agreement so provides, for the purposes of Sections 3.7, 3.8, 11.11 and 11.22 but only to the extent that the cost of such benefits to Borrowers does not exceed the cost which Borrowers would have incurred in respect of such Bank absent the participation, (iv) Borrowers, the Managing Agent and the other
     Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) the participation interest shall be expressed as a percentage of the granting Bank's Pro Rata Share of the Commitments as it then exists and shall not afford such participant any rights or privileges under the Loan Documents except as provided in clause
     (iii) above.

     11.9 RIGHT OF SETOFF. If an Event of Default has occurred and is continuing, the Managing Agent or any Bank (but in each case only with the consent of the Requisite Banks and subject to the provisions of Section 11.10) may exercise its rights under Article 9 of the Uniform Commercial Code and other applicable Laws and, to the extent permitted by applicable Laws, apply any funds in any deposit account maintained with it by Borrowers and/or any Property of Borrowers in its possession against the Obligations.

     11.10 SHARING OF SETOFFS. Each Bank severally agrees that if it, through the exercise of any right of setoff, banker's lien or counterclaim against Borrowers, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Bank, through any means, receives in payment of the Obligations held by that Bank, then, subject to applicable Laws: (a) the Bank exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from each of the other Banks a participation in the Obligations held by the other Banks and shall pay to the other Banks a purchase price in an amount so that the share of the Obligations held by each Bank after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and
(b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Banks share any payment obtained in respect of the Obligations ratably in accordance with each Bank's share of the Obligations immediately prior to, and without taking into account, the payment; PROVIDED that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Bank by Borrowers or any Person claiming through or succeeding to the rights of Borrowers, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest (unless the Bank from which such payment is recovered is required to pay interest thereon, in which case each Bank returning funds to such Bank shall pay its pro rata share of such interest). Each Bank that purchases a participation in the Obligations pursuant to this Section 11.10 shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Bank were the original owner of the Obligations purchased. Borrowers expressly consent to the foregoing arrangements and agree that any Bank holding a participation in an Obligation so purchased pursuant to this Section 11.10 may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Bank were the original owner of the Obligation purchased.

     11.11 INDEMNITY BY BORROWERS. Borrowers agree to indemnify, save and hold harmless the Managing Agent and each Bank and their respective directors, officers, agents, attorneys and employees (collectively the "INDEMNITEES") from and against: (a) any and all claims, demands, actions or causes of action (EXCEPT a claim, demand, action, or cause of action for any amount excluded from the definition of "Taxes" in Section 3.12(d)) if the claim, demand, action or cause of action arises out of or relates to any act or omission (or alleged act or omission) of Borrowers, their Affiliates or any of their officers, directors or stockholders relating to the Commitments, the use or contemplated use of proceeds of any Loan or any Letter of Credit, or the relationship of Borrowers and the Banks under this Agreement; (b) any administrative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (a) above; and (c) any and all liabilities, losses, costs or expenses (INCLUDING reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by any Indemnitee and disbursements of such attorneys and other professional services) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action; PROVIDED that no Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify Borrowers, but the failure to so promptly notify Borrowers shall not affect Borrowers' obligations under this Section unless such failure materially prejudices Borrowers' right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. Such Indemnitee may (and shall, if requested by Borrowers in writing) contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit Borrowers to participate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which Borrowers may be liable for payment of indemnity hereunder shall give Borrowers written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrowers' prior consent (which shall not be unreasonably withheld or delayed). In connection with any claim, demand, action or cause of action covered by this Section 11.11 against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel (which may be a law firm engaged by the Indemnitees or attorneys employed by an Indemnitee or a combination of the foregoing) selected by the Indemnitees and reasonably acceptable to Borrowers; PROVIDED, that if such legal counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under Laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense or counterclaim, each affected Indemnitee shall be entitled to separate representation by legal counsel selected by that Indemnitee and reasonably acceptable to Borrowers, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees; and FURTHER PROVIDED that the Managing Agent (as an Indemnitee) shall at all times be entitled to representation by separate legal counsel (which may be a law firm or attorneys employed by the Managing Agent or a combination of the foregoing).
Any obligation or liability of Borrowers to any Indemnitee under this Section
11.11 shall survive the expiration or termination of this Agreement and the repayment of all Loans and the payment and performance of all other
Obligations owed to the Banks.

                  11.12 NONLIABILITY OF THE BANKS. Borrowers acknowledge and agree that:

                         (a) Any inspections of any Property of Borrowers made by or through the Managing Agent or the Banks are for purposes of administration of the Loan only and Borrowers are not entitled to rely upon the same (whether or not such inspections are at the expense of Borrowers);

                         (b) By accepting or approving anything required to be observed, performed, fulfilled or given to the Managing Agent or the Banks pursuant to the Loan Documents, neither the Managing Agent nor the Banks shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by the Managing Agent or the Banks;

                         (c) The relationship between Borrowers and the Managing Agent and the Banks is, and shall at all times remain, solely that of borrowers and lenders; neither the Managing Agent nor the Banks shall under any circumstance be construed to be partners or joint venturers of Borrowers or their Affiliates; neither the Managing Agent nor the Banks shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrowers or their Affiliates, or to owe any fiduciary duty to Borrowers or their Affiliates; neither the Managing Agent nor the Banks undertake or assume any responsibility or duty to Borrowers or their Affiliates to select, review, inspect, supervise, pass judgment upon or inform Borrowers or their Affiliates of any matter in connection with their Property or the operations of Borrowers or their Affiliates; Borrowers and their Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Managing Agent or the Banks in connection with such matters is solely for the protection of the Managing Agent and the Banks and neither Borrowers nor any other Person is entitled to rely thereon; and

                         (d) The Managing Agent and the Banks shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to Property caused by the actions, inaction or negligence of Borrowers and/or its Affiliates and Borrowers hereby indemnify and hold the Managing Agent and the Banks harmless on the terms set forth in Section 11.11 from any such loss, damage, liability or claim.

                  11.13 NO THIRD PARTIES BENEFITTED. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Borrowers, the Managing Agent and the Banks in connection with the Loans, and is made for the sole benefit of Borrowers, the Managing Agent and the Banks, and the Managing Agent's and the Banks' successors and assigns. EXCEPT as provided in Sections 11.8 and 11.11, no other Person shall have any rights of any nature hereunder or by reason hereof.

                  11.14 CONFIDENTIALITY. Each Bank agrees to hold any confidential information that it may receive from Borrowers pursuant to this Agreement in confidence, EXCEPT for disclosure: (a) to other Banks; (b) to legal counsel and accountants for Borrowers or any Bank; (c) to other professional advisors to Borrowers or any Bank, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14; (d) to regulatory officials having jurisdiction over that Bank; (e) as required by Law or legal process, provided that each Bank agrees to notify Borrowers of any such disclosures unless prohibited by applicable Laws, or in connection with any legal proceeding to which that Bank and any of Borrowers are adverse parties; and
(f) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Bank's interests hereunder or a participation interest in its Notes, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14. For purposes of the foregoing, "confidential information" shall mean any information respecting Parent or its Subsidiaries that when delivered to the Managing Agent or the Banks is clearly marked by Borrowers to be confidential, OTHER THAN (i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, that Bank, and (iii) information previously disclosed by Borrowers to any Person not associated with Borrowers which does not owe a professional duty of confidentiality to Borrowers or which has not executed an appropriate confidentiality agreement with Borrowers. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Managing Agent or the Banks to Borrowers.

                  11.15 FURTHER ASSURANCES. Borrowers shall, at their expense and without expense to the Banks or the Managing Agent, do, execute and deliver such further acts and documents as the Requisite Banks or the Managing Agent from time to time reasonably require for the assuring and confirming unto the Banks or the Managing Agent of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document.

                  11.16 INTEGRATION. This Agreement, together with the other Loan Documents and the letter agreement referred to in Section 11.3, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; PROVIDED that the inclusion of supplemental rights or remedies in favor of the Managing Agent or the Banks in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

                  11.17 GOVERNING LAW. EXCEPT to the extent otherwise provided therein, each Loan Document shall be governed by, and construed and enforced in accordance with, the Laws of California applicable to contracts made and performed in California.

                  11.18 SEVERABILITY OF PROVISIONS. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

                  11.19 HEADINGS. Article and Section headings in this Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

                  11.20 TIME OF THE ESSENCE. Time is of the essence of the Loan Documents.

                  11.21 FOREIGN BANKS AND PARTICIPANTS. Each Bank that is incorporated or otherwise organized under the Laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia shall deliver to Borrowers (with a copy to the Managing Agent), on or before the Closing Date (or on or before accepting an assignment or receiving a participation interest herein pursuant to Section 11.8, if applicable) two duly completed copies, signed by a Responsible Official, of either Form 1098 W8-BEN (relating to such Bank and entitling it to a complete exemption from withholding on all payments to be made to such Bank by Borrowers pursuant to this Agreement) or Form 1098 W8-ECI (relating to all payments to be made to such Bank by the Borrowers pursuant to this Agreement) of the United States Internal Revenue Service or such other evidence (INCLUDING, if reasonably necessary, Form W-9) satisfactory to Borrowers and the Managing Agent that no withholding under the federal income tax laws is required with respect to such Bank. Thereafter and from time to time, each such Bank shall (a) promptly submit to Borrowers (with a copy to the Managing Agent), such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to Borrowers and the Managing Agent of any available exemption from, United States withholding taxes in respect of all payments to be made to such Bank by Borrowers pursuant to this Agreement and (b) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Bank, and as may be reasonably necessary (including the re-designation of its LIBOR Lending Office, if any) to avoid any requirement of applicable Laws that Borrowers make any deduction or withholding for taxes from amounts payable to such Bank. In the event that Borrowers or the Managing Agent become aware that a participation has been granted pursuant to Section 11.8(e) to a financial institution that is incorporated or otherwise organized under the Laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia, then, upon request made by Borrowers or the Managing Agent to the Bank which granted such participation, such Bank shall cause such participant financial institution to deliver the same documents and information to Borrowers and the Managing Agent as would be required under this Section if such financial institution were a Bank.

                  11.22 HAZARDOUS MATERIAL INDEMNITY. Each of Borrowers hereby agrees to indemnify, hold harmless and defend (by counsel reasonably satisfactory to the Managing Agent) the Managing Agent and each of the Banks and their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by the Managing Agent or any Bank, and expenses to the extent that the defense of any such action has not been assumed by Borrowers), arising directly or indirectly out of (i) the presence on, in, under or about any Real Property of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under or from any Real Property and (ii) any activity carried on or undertaken on or off any Real Property by Borrowers or any of its predecessors in title, whether prior to or during the term of this Agreement, and whether by Borrowers or any predecessor in title or any employees, agents, contractors or subcontractors of Borrowers or any predecessor in title, or any third persons at any time occupying or present on any Real Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on, in, under or about any Real Property. The foregoing indemnity shall further apply to any residual contamination on, in, under or about any Real Property, or affecting any natural resources, and to any contamination of any Property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Laws, but the foregoing indemnity shall not apply to Hazardous Materials on any Real Property, the presence of which is caused by the Managing Agent or the Banks. Borrowers hereby acknowledge and agree that, notwithstanding any other provision of this Agreement or any of the other Loan Documents to the contrary, the obligations of Borrowers under this Section (and under Sections 4.17 and 5.10) shall be unlimited corporate obligations of Borrowers and shall NOT be secured by any Lien on any Real Property. Any obligation or liability of Borrowers to any Indemnitee under this Section 11.22 shall survive the expiration or termination of this Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Banks.

                  11.23 JOINT AND SEVERAL. Each of Borrowers shall be obligated for all of the Obligations on a joint and several basis, notwithstanding which of Borrowers may have directly received the proceeds of any particular Loan. Each of Borrowers acknowledges and agrees that, for purposes of the Loan Documents, Borrowers constitute a single integrated financial enterprise and that each receives a benefit from the availability of credit under this Agreement to all of Borrowers. Each of Borrowers waive all defenses arising under the Laws of suretyship, to the extent such Laws are applicable, in connection with its joint and several obligations under this Agreement. Without limiting the foregoing, each of Borrowers agrees to the Joint Borrower Provisions set forth in EXHIBIT L, incorporated by this reference.

                  11.24 REMOVAL OF A BANK. Borrowers shall have the right to remove a Bank as a party to this Agreement if such Bank refuses (under certain circumstances) to consent to an extension of the Maturity Date made pursuant to Section 2.10 or if such Bank is paid a material amount by Borrowers pursuant to Section 3.7 or Section 3.8. Upon notice from Borrowers, such Bank shall execute and deliver a Commitment Assignment and Acceptance covering that Bank's Pro Rata Share of the Commitments in favor of such Eligible Assignee as Borrowers may designate with the approval of the Managing Agent, subject to payment in full by such Eligible Assignee of all principal, interest and fees and any other amount owing to such Bank through the date of assignment. In addition, if Borrowers' right to remove the Bank arises under Section 2.10(b), Borrowers may reduce the Commitments pursuant to Section 2.7 (and, for this purpose, the numerical requirements of Section
2.7 shall not apply) by an amount equal to that Bank's Pro Rata Share of the Commitments, pay to such Bank all principal, interest and fees and any other amount owing to such Bank and release such Bank from its Pro Rata Share of the Commitments.

                  11.25 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  11.26 PURPORTED ORAL AMENDMENTS. BORROWERS EXPRESSLY ACKNOWLEDGE THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 12.1. BORROWERS AGREE THAT THEY WILL NOT

RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF THE MANAGING AGENT OR ANY BANK THAT DOES NOT COMPLY WITH SECTION 12.1 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

                  11.27 REPLACEMENT OF NOTES. Upon receipt of evidence reasonably satisfactory to the Borrowers of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Borrowers or, in the case of any such mutilation, upon surrender and cancellation of the applicable Note, the Borrowers will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the applicable Note and dated as of the date of the applicable Note and upon such execution and delivery all references in the Loan Documents to such Note shall be deemed to refer to such replacement Note.

                                   Article 12
                               AMENDMENTS; CONSENTS

                  12.1 AMENDMENTS; CONSENTS. No amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, and no consent to any departure by Borrowers or any other Party therefrom, may in any event be effective unless in writing signed by the Requisite Banks (and, in the case of any amendment, modification or supplement of or to any Loan Document to which any of Borrowers is a Party, signed by each such Party, and, in the case of any amendment, modification or supplement to Section 3.5 or ARTICLE 10, signed by the Managing Agent), and then only in the specific instance and for the specific purpose given; and, without the approval in writing of all the Banks, no amendment, modification, supplement, termination, waiver or consent may be effective:

                         (a) To amend, modify, forgive, reduce or waive the principal of, or the amount of principal, principal prepayments or the rate of interest payable on, any Note, or the amount of the Commitments or the Pro Rata Share of any Bank or the amount of any commitment fee payable to any Bank, or any other fee or amount payable to any Bank under the Loan Documents or to waive an Event of Default consisting of the failure of Borrowers to pay when due principal, interest or any fee;

                         (b) To postpone any date fixed for any payment of principal of, prepayment of principal of or any installment of interest on, any Note or any installment of any fee, or to extend the term of the Commitments;

                         (c) To amend the provisions of the definition of "REQUISITE BANKS" or "MATURITY DATE"; or

                         (d)  To amend or waive ARTICLE 8 or this Section
         12.1; or

                         (e) To amend any provision of this Agreement that expressly requires the consent or approval of all of the Banks to require a lesser number of Banks to approve such action; or

                         (f)  To release any Borrower except as provided in
         Section 6.18; or

                         (g) To change the manner of distribution of any payments to the Banks or the Managing Agent; or

                         (h) To require a Bank to fund more than its Pro Rata Share of a Request for an Advance, a Swing Loan or a Letter of Credit.

Notwithstanding anything herein to the contrary, the Managing Agent may with the approval of the Majority Banks temporarily waive compliance by Borrowers with any condition, obligation or covenant contained in this Agreement or the Loan Documents (other than a failure to make a payment of any principal, interest or fee when due) for a period not to exceed ninety (90) days, provided, however, that any such condition, obligation or covenant so waived may not be consecutively waived after the expiration of such ninety (90) day period. There shall be no amendment, modification or waiver of any provisions in the Loan Documents with respect to Swing Loans or Competitive Advances without the consent of the Swing Loan Bank or any Bank then holding a Competitive Advance, respectively. Any amendment, modification, supplement, termination, waiver or consent pursuant to this SECTION 12.1 shall apply equally to, and shall be binding upon, all the Banks and the Managing Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                 ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                 By: /s/ PETER J. NELSON
                                    -------------------------------------
                                    Its:  PETER J. NELSON
                                          SENIOR VICE PRESIDENT &
                                          CHIEF FINANCIAL OFFICER


                                 ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                 By:     ARE-QRS Corp., its general partner


                                         By: /s/ PETER J. NELSON
                                             ----------------------------------
                                              Its: PETER J. NELSON
                                                   SENIOR VICE PRESIDENT &
                                                   CHIEF FINANCIAL OFFICER
                                 ARE-QRS CORP.


                                 By: /s/ PETER J. NELSON
                                    -------------------------------------
                                    Its:  PETER J. NELSON
                                          SENIOR VICE PRESIDENT &
                                          CHIEF FINANCIAL OFFICER


                                 ARE ACQUISITIONS, LLC
                                 ARE-708 QUINCE ORCHARD, LLC
                                 ARE-940 CLOPPER ROAD, LLC
                                 ARE-1201 HARBOR BAY, LLC
                                 ARE-1401 RESEARCH BOULEVARD, LLC
                                 ARE-1500 EAST GUDE, LLC
                                 ARE-JOHN HOPKINS COURT, LLC

                                 By:     ARE-QRS Corp., their managing member


                                         By: /s/ PETER J. NELSON
                                             ----------------------------------
                                              Its: PETER J. NELSON
                                                   SENIOR VICE PRESIDENT &
                                                   CHIEF FINANCIAL OFFICER

                                 ARE-4757 NEXUS CENTRE, LLC ARE-215
                                 COLLEGE ROAD, LLC ARE-819/863 MITTEN
                                 ROAD, LLC ARE-150/154 TECHNOLOGY
                                 PARKWAY, LLC ARE-8000/9000/10000
                                 VIRGINIA MANOR, LLC ARE-19
                                 FIRSTFIELD ROAD, LLC ARE-10150 OLD
                                 COLUMBIA, LLC ARE-11025 ROSELLE
                                 STREET, LLC ARE-170 WILLIAMS DRIVE,
                                 LLC ARE-3005 FIRST AVENUE, LLC
                                 ARE-15020 SHADY GROVE, LLC ARE-5
                                 TRIANGLE DRIVE, LLC ARE-50 WEST
                                 WATKINS MILL, LLC ARE-100 PHILLIPS
                                 PARKWAY, LLC ARE-279 PRINCETON ROAD,
                                 LLC ARE-2001 ALICEANNA STREET, LLC
                                 ARE-3770 TANSY STREET, LLC ARE-10505
                                 ROSELLE STREET, LLC
                                 ARE-9363/9373/9393 TOWN CENTRE, LLC
                                 ARE-2425/2400/2450 GARCIA BAYSHORE,
                                 LLC

                                 By: Alexandria Real Estate Equities, L.P., their sole member

                                          By:    ARE-QRS Corp., its general
                                                 partner

                                                 By: /s/ PETER J. NELSON
                                                 -----------------------------
                                                 Its: PETER J. NELSON
                                                      SENIOR VICE PRESIDENT &
                                                      CHIEF FINANCIAL OFFICER

                                  ARE-79/96 CHARLESTOWN NAVY YARD, LLC
                                  ARE-280 POND STREET, LLC
                                  ARE-60 WESTVIEW, LLC

                                  By:      AREE-Holdings, L.P., their managing
                                           member

                                           By:  ARE-GP Holdings QRS Corp.,
                                                its general partner

                                                By: /s/ PETER J. NELSON
                                                    ---------------------------
                                                    Its: PETER J. NELSON
                                                         SENIOR VICE PRESIDENT &
                                                         CHIEF FINANCIAL OFFICER

                                  ARE-5100/5110 CAMPUS DRIVE, L.P.
                                  ARE-702 ELECTRONIC DRIVE, L.P.

                                  By:      AREE-Holdings, L.P., their general
                                           partner

                                           By:  ARE-GP Holdings QRS Corp., its
                                                general partner

                                                By: /s/ PETER J. NELSON
                                                    ---------------------------
                                                    Its: PETER J. NELSON
                                                         SENIOR VICE PRESIDENT &
                                                         CHIEF FINANCIAL OFFICER

                                  ARE-10933 NORTH TORREY PINES, LLC
                                  ARE-11099 NORTH TORREY PINES, LLC

                                  By:      Alexandria Real Estate Equities,
                                           Inc., their sole member

                                           By: /s/ PETER J. NELSON
                                               ---------------------------
                                               Its: PETER J. NELSON
                                                    SENIOR VICE PRESIDENT &
                                                    CHIEF FINANCIAL OFFICER

Address for all the foregoing:

Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101

Attn:  Mr. Joel S. Marcus, Chief Executive Officer
Telecopier:   (626) 578-0770
Telephone:    (626) 578-0777

                                            BANKBOSTON, N.A., individually and
                                            as Managing Agent


                                            By: /s/ DANIEL P. STEGEMOELLER
                                                ----------------------------
                                                    Dan Stegemoeller,
                                                    Vice President

Address:

BANKBOSTON, N.A.
100 Federal Street
Boston, Massachusetts 02110
Attn: Real Estate Division

WITH A COPY TO:

BANKBOSTON, N.A.
115 Perimeter Center Place, N.E., Suite 500
Atlanta, Georgia 30346
Attn: Mr. Dan Stegemoeller, Vice President

Telecopier:    (770) 390-8434
Telephone:     (770) 390-6547

                                THE CHASE MANHATTAN BANK, individually and as Syndication Agent


                                By:  /s/ JOHN MIX
                                    ------------------------------------
                                Its: Vice President
                                    ------------------------------------


The Chase Manhattan Bank
Chase Real Estate Finance
270 Park Avenue, 31st Floor
New York, New York 10017-2014
Attn:  Mr. John Mix, Vice President
Phone: (212) 270-9562
Facsimile: (212) 270-3513

                                   FIRST UNION NATIONAL BANK,
                                   individually and as Documentation Agent

                                   By: /s/ CYNTHIA A. BEAN
                                       -------------------------------------
                                           Cynthia A. Bean, Vice President



First Union National Bank
One First Union Center
TW-6 NC-0166
301 S.  College Street
Charlotte, NC 28288-0166
Attn:  Ms. Cynthia A  Bean, Vice President
Phone: (704) 383-7534
Facsimile: (704) 383-6205

                                            SOCIETE GENERALE SOUTHWEST AGENCY,
                                            Individually and as Co-Agent


                                            By: /s/ SCOTT GOSSLEE
                                               ---------------------------------
                                                    Scott Gosslee,
                                                    Vice President



Societe Generale Southwest Agency
2001 Ross Avenue
Suite 4900
Dallas, TX 75201
Attn:  Mr. Scott Gosslee, Vice President
Phone: (214) 979-2779
Facsimile: (214) 979-2727

                                            KEYBANK NATIONAL ASSOCIATION,
                                            Individually and as Co-Agent

                                            By: /s/ MICHAEL D. MITRO
                                                --------------------------------
                                                    Michael D. Mitro,
                                                    Senior Vice President



KeyBank National Association
127 Public Square, 6th Floor
MCOH-01-27-0603
Cleveland, OH  44114
Attn:  Mr. John Scott, Relationship Officer
Phone: (216) 689-3512
Facsimile: (216) 689-4997

                                     DRESDNER BANK AG, New York and Grand Cayman
                                     Branches, Individually and as Co-Agent

                                     By:  /s/ JOHN R. MORRISON
                                         -------------------------------------
                                              JOHN R. MORRISON

                                     Its:     VICE PRESIDENT
                                         -------------------------------------

                                     By:  /s/ JOHN W. SWEENEY
                                         -------------------------------------
                                              JOHN W. SWEENEY

                                     Its:     VICE PRESIDENT
                                         -------------------------------------

Dresdner Bank AG, Los Angeles Agency
333 South Grand Avenue, Suite 1700
Los Angeles, CA  90071
Attn:  Mr. John Cobus, Assistant Vice President
Phone: (213) 473-5431
Facsimile: (213) 473-5450

                                       CRESTAR BANK

                                       By: /s/ GREGORY T. HORSTMAN
                                           ------------------------------------
                                               Gregory T. Horstman,
                                               Vice President




Crestar Bank
8245 Boone Boulevard
Suite 820
Vienna, VA  22182
Attn:  Mr. Gregory T. Horstman
Phone: (703) 902-9384
Facsimile: (703) 902-9245

                                     RIGGS BANK, N.A.

                                     By: /s/ CRAIG HAVARD
                                         ------------------------------------
                                             Craig Havard,
                                             Vice President



Riggs Bank, N.A.
Commercial Banking
808 17th Street, N.W.
7th Floor
Washington, D.C. 20006
Attn:  Ms. Amanda Visser, Assistant Vice President
Phone: (202) 835-5062
Facsimile: (202) 835-5977

                                      SUMMIT BANK

                                      By: /s/ KELLIE ANDERSON
                                          ------------------------------------
                                              Kellie Anderson,
                                              Vice President




Summit Bank
Commerce Center
1800 Chapel Avenue West
Cherry Hill, NJ 08002
Attn:  Ms. Kellie Anderson, Vice President
Phone: (856) 486-3648
Facsimile: (856) 486-3717

                                        SOVEREIGN BANK

                                        By: /s/ THOMAS W. NADEAU
                                            ---------------------------------
                                                Thomas W. Nadeau,
                                                Sr. Vice President





Sovereign Bank
50 Rowes Wharf
Suite 430
Boston, MA 02110
Attn:  Mr. Thomas W. Nadeau, Vice President
Phone: (617) 478-6706
Facsimile: (617) 478-6799

                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                      By: /s/ TAKESHI KUBO
                                          ----------------------------------
                                              Takeshi Kubo,
                                              Vice President





The Industrial Bank of Japan, Limited
350 South Grand Avenue
Suite 1500
Los Angeles, CA  90071
Attn: Mr. Takeshi Kubo, Vice President
Phone: (213) 893-6447
Facsimile: (213) 488-9840

                                       CITIZENS BANK OF MASSACHUSETTS



                                       BY: /s/ JAMES C. HAUGHT
                                           --------------------------------
                                               James C. Haught,
                                               Assistant Vice President



Citizens Bank of Massachusetts
One Citizens Plaza RC0440
Providence, Rhode Island 02903
Attn:  Mr. Craig Schermerhorn, Vice President
Phone: (401) 455-5425
Facsimile (401) 282-4485

                                       MANUFACTURERS BANK



                                       BY: /s/ DANA MORKEN
                                          ---------------------------------
                                               Dana Morken,
                                               Vice President



Manufacturers Bank
515 S. Figueroa Street
Suite 1230
Los Angeles, CA 90071
Attn: Mr. Dana Morken, Vice President
Phone: (213) 489-8841
Facsimile: (213) 489-6244

                                       CHEVY CHASE BANK



                                       BY: /s/ ERIC A. LAWRENCE
                                          ----------------------------------
                                               Eric A. Lawrence,
                                               Vice President



Chevy Chase Bank
8401 Connecticut Avenue
Chevy Chase, Maryland 20815
Attn: Mr. Eric A. Lawrence, Vice President
Phone: (301) 986-7216
Facsimile: (301) 986-7516

                                    EXHIBIT A

                      COMMITMENTS ASSIGNMENT AND ACCEPTANCE

         THIS COMMITMENTS ASSIGNMENT AND ACCEPTANCE ("Agreement") dated as of ___________, 200__ is made with reference to that certain Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000 (as amended, extended, renewed, supplemented or otherwise modified through the date hereof, the "Loan Agreement") by and among Alexandria Real Estate Equities, Inc., a Maryland corporation ("Parent"), Alexandria Real Estate Equities, L.P., a Delaware limited partnership (AOperating Partnership@), ARE-QRS Corp., a Maryland corporation ("QRS"), ARE Acquisitions, LLC, a Delaware limited liability company ("ARE"), the other borrowers whose names are set forth on the signature pages of the Loan Agreement, each other Wholly-Owned Subsidiary of Parent which may hereafter become a party to the Loan Agreement as a borrower (collectively, with Parent, Operating Partnership, QRS and ARE, the "Borrowers," all on a joint and several basis), each bank whose name is set forth on the signature pages of the Loan Agreement and each lender which thereafter may have become a party to the Loan Agreement (collectively, the "Banks" and individually, a "Bank"), and BankBoston, N.A., as Managing Agent, and is entered into between the "Assignor" described below, in its capacity as a Bank under the Loan Agreement, and the "Assignee" described below.

         Assignor and Assignee hereby represent, warrant and agree as follows:

1. DEFINITIONS. Capitalized terms defined in the Loan Agreement are used herein with the meanings set forth for such terms in the Loan Agreement. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

         "ASSIGNEE" means       [INSERT NAME OF TRANSFEREE]        .
                         ------------------------------------------

         "ASSIGNED PRO RATA SHARE" means ____________% of the Commitments of the Banks under the Loan Agreement which equals $______________.

         "ASSIGNOR" means       [INSERT NAME OF TRANSFEROR]        .
                         ------------------------------------------

         "EFFECTIVE DATE" means ____________, 200_, the effective date of this Agreement determined in accordance with Section 11.8 of the Loan Agreement.

2. REPRESENTATIONS AND WARRANTIES OF THE ASSIGNOR. The Assignor represents and warrants to the Assignee as follows:

         a. As of the date hereof, the Pro Rata Share of the Assignor is __% of the Commitments (without giving effect to assignments thereof which have not yet become effective). The Assignor is the legal and beneficial owner of the Assigned Pro Rata Share and the Assigned Pro Rata Share is free and clear of any adverse claim.

         b. As of the date hereof, the outstanding principal balance of Advances made by the Assignor under the Assignor's Line Note is $_______ and the Assignor's Competitive Advance Note is $___________________. Unless otherwise agreed among Assignor and Assignee, amounts outstanding under Assignor's Competitive Advance Notes, if any, shall not be assigned.

         c. The Assignor has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith; and

         d. This Agreement constitutes the legal, valid and binding obligation of the Assignor.

Neither the Assignor nor the Managing Agent makes any representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of the Obligations, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, or sufficiency of the Loan Agreement or any Loan Document other than as expressly set forth above.

3. REPRESENTATIONS AND WARRANTIES OF THE ASSIGNEE. The Assignee hereby represents and warrants to the Assignor as follows:

         i. The Assignee has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

         ii. This Agreement constitutes the legal, valid and binding obligation of the Assignee;

         iii. The Assignee has independently and without reliance upon the Managing Agent or Assignor and based on such documents and information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. The Assignee will, independently and without reliance upon the Managing Agent or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement;

         iv. The Assignee has received copies of such of the Loan Documents delivered pursuant to Section 8.1 of the Loan Agreement as it has requested, together with copies of the most recent financial statements delivered pursuant to Section 7.1 of the Loan Agreement;

         v. The Assignee will perform in accordance with their respective terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank;

         vi.      The Assignee is an Eligible Assignee; and

         vii. The Assignee restates each and every warranty of Assignee set forth in Section 11.8 of the Loan Agreement.

4. ASSIGNMENT. On the terms set forth herein, the Assignor, as of the Effective Date, hereby irrevocably sells, assigns and transfers to the Assignee all of the rights and obligations of the Assignor under the Loan Agreement, the other Loan Documents and the Assignor's Line Notes to the extent of the Assigned Pro Rata Share and, unless otherwise agreed among Assignor and Assignee, amounts outstanding under Assignor's Competitive Advance Note to the extent of $_____________, and the Assignee irrevocably accepts such assignment of rights and assumes such obligations from the Assignor on such terms and effective as of the Effective Date. As of the Effective Date, the Assignee shall have the rights and obligations of a "Bank" under the Loan Documents, except to the extent of any arrangements with respect to payments referred to in Section 5 hereof. Assignee hereby appoints and authorizes the Managing Agent, to take such action and to exercise such powers under the Loan Agreement as are delegated to the Managing Agent by the Loan Agreement.

5. PAYMENT. On the Effective Date, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the Assigned Pro Rata Share and amounts acquired under the Assignor=s Competitive Advance Note, if applicable, as agreed between the Assignor and the Assignee pursuant to a letter agreement of even date herewith. Assignee shall also pay to the Managing Agent, as a condition to the effectiveness of this Agreement, an assignment fee of $2,500 in accordance with Section 11.8 of the Loan Agreement.

6. PRINCIPAL, INTEREST, FEES, ETC. From and after the Effective Date all payments in respect of the interests assigned hereunder accruing after the Effective Date (including payments of principal, interest, fees and other amounts) shall be payable to Assignee. All outstanding LIBOR Rate Loans shall continue in effect for the remainder of their applicable Interest Periods and Assignee shall accept the currently effective interest rates on its assigned interest of each LIBOR Rate Loan. The Assignor and the Assignee hereby agree that if either receives any payment of interest, principal, fees or any other amount under the Loan Agreement, their respective Notes or any other Loan Documents which is for the account of the other, it shall hold the same in trust for such party to the extent of such party=s interest therein and shall promptly pay the same to such party.

7. NOTES. The Assignor and the Assignee shall make appropriate arrangements with the Borrowers concurrently with the execution and delivery hereof so that replacement Notes are issued to the Assignor and new Notes, are issued to the Assignee in principal amounts reflecting their Pro Rata Shares of the Commitments and their outstanding Advances (as adjusted pursuant to this Agreement).

8. FURTHER ASSURANCES. The Assignor and the Assignee agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, and the Assignor specifically agrees to cause the delivery of two original counterparts of this Agreement to the Managing Agent for the purpose of registration of the Assignee as a "Bank" pursuant to Section 11.8 of the Loan Agreement.

9. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

10. NOTICES. All communications among the parties or notices in connection herewith shall be in writing, hand delivered or sent by U.S. registered mail, postage prepaid, or by telecopy, addressed to the appropriate party at its address set forth on the signature pages hereof. All such communications and notices shall be effective upon receipt.

11. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that the Assignee shall not assign its rights or obligations without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

12. INTERPRETATION. The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officials, officers or agents hereunto duly authorized as of the date first above written.

                                   "Assignor"

                                   ---------------------------------

                                   By:
                                      ------------------------------

                                   ---------------------------------
                                       Printed Name and Title


                                   Address:
                                           -------------------------
                                           -------------------------
                                           -------------------------

                                   Telephone
                                             -----------------------
                                   Telecopier
                                             -----------------------


                                   "Assignee"

                                   ---------------------------------

                                   By:
                                      ------------------------------

                                   ---------------------------------
                                       Printed Name and Title


                                   Address:
                                           -------------------------
                                           -------------------------
                                           -------------------------

                                   Telephone
                                             -----------------------
                                   Telecopier
                                             -----------------------

                     CONSENT OF MANAGING AGENT AND BORROWERS

[WHEN REQUIRED PURSUANT TO SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT]

TO: The Assignor and Assignee referred to in the Commitments Assignment and Acceptance to which this Consent is attached

         When countersigned by Managing Agent and (when applicable) Borrowers below, this document shall certify that:

         / /      [CHECK HERE IF BORROWERS' SIGNATURE IS REQUIRED PURSUANT TO
                  SECTION 11.8(b)(i) OF THE SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT:]

1. Borrowers have consented, pursuant to the terms of the Loan Documents, to the assignment by the Assignor to the Assignee of the Assigned Pro Rata Share.

2. Managing Agent has registered the Assignee as a Bank under the Loan Agreement, effective as of the Effective Date described above, with a Pro Rata Share of the Commitments corresponding to the Assigned Pro Rata Share and has adjusted the registered Pro Rata Share of the Commitments of the Assignor to reflect the assignment of the Assigned Pro Rata Share and has adjusted its records concerning the assignment of any portion of the Competitive Advances.

                                      Approved:

                                      ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                      By:   ___________________________
                                            Its:


                                      ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                      By:   ARE-QRS Corp., its general partner


                                            By:___________________________
                                               Its:

                            ARE-QRS CORP.


                            By:___________________________
                               Its:


                            ARE ACQUISITIONS, LLC
                            ARE-708 QUINCE ORCHARD, LLC
                            ARE-940 CLOPPER ROAD, LLC
                            ARE-1201 HARBOR BAY, LLC
                            ARE-1401 RESEARCH BOULEVARD, LLC
                            ARE-1500 EAST GUDE, LLC
                            ARE-JOHN HOPKINS COURT, LLC

                            By:      ARE-QRS Corp., their managing member


                                     By:___________________________
                                        Its:

                                  ARE-4757 NEXUS CENTRE, LLC ARE-215
                                  COLLEGE ROAD, LLC ARE-819/863 MITTEN
                                  ROAD, LLC ARE-150/154 TECHNOLOGY
                                  PARKWAY, LLC ARE-8000/9000/10000
                                  VIRGINIA MANOR, LLC ARE-19
                                  FIRSTFIELD ROAD, LLC ARE-10150 OLD
                                  COLUMBIA, LLC ARE-11025 ROSELLE
                                  STREET, LLC ARE-170 WILLIAMS DRIVE,
                                  LLC ARE-3005 FIRST AVENUE, LLC
                                  ARE-15020 SHADY GROVE, LLC ARE-5
                                  TRIANGLE DRIVE, LLC ARE-50 WEST
                                  WATKINS MILL, LLC ARE-100 PHILLIPS
                                  PARKWAY, LLC ARE-279 PRINCETON ROAD,
                                  LLC ARE-2001 ALICEANNA STREET, LLC
                                  ARE-3770 TANSY STREET, LLC ARE-10505
                                  ROSELLE STREET, LLC
                                  ARE-9363/9373/9393 TOWN CENTRE, LLC
                                  ARE-2425/2400/2450 GARCIA BAYSHORE, LLC

                                  By:  Alexandria Real Estate Equities, L.P.,
                                       their sole member

                                       By:  ARE-QRS Corp., its general partner


                                            By:____________________________
                                               Its:



                                  ARE-79/96 CHARLESTOWN NAVY YARD, LLC
                                  ARE-280 POND STREET, LLC
                                  ARE-60 WESTVIEW, LLC

                                  By: AREE-Holdings, L.P., their managing member

                                      By: ARE-GP Holdings QRS Corp.,
                                          its general partner

                                          By:_________________________
                                             Its:

                                   ARE-5100/5110 CAMPUS DRIVE, L.P.
                                   ARE-702 ELECTRONIC DRIVE, L.P.

                                   By:  AREE-Holdings, L.P.,
                                        their general partner

                                        By: ARE-GP Holdings QRS Corp.,
                                            its general partner


                                            By:_______________________
                                               Its:


                                   ARE-10933 NORTH TORREY PINES, LLC
                                   ARE-11099 NORTH TORREY PINES, LLC

                                   By: Alexandria Real Estate Equities, Inc.,
                                       their sole member


                                       By:_________________________
                                          Its:


Address for all the foregoing:

Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101
Attn:  Joel S. Marcus, Chief Executive Officer
Telecopier: (626) 578-0770
Telephone:  (626) 578-0777

                                   BANKBOSTON, N.A., individually and
                                   as Managing Agent


                                   By:______________________________________
                                      Its:


Address:

BANKBOSTON, N.A.
100 Federal Street
Boston, Massachusetts 02110
Attn: Real Estate Division

WITH A COPY TO:

BANKBOSTON, N.A.
115 Perimeter Center Place, N.E., Suite 500
Atlanta, Georgia 30346
Attn: Dan Stegemoeller

Telecopier: (770) 390-8434
Telephone:  (770) 390-6547

                                    EXHIBIT B

                            COMPETITIVE ADVANCE NOTE

$_______________                                          as of _________, 200__
                                                         Los Angeles, California

         FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of (the "Bank"), the principal amount of ___________________________ DOLLARS ($____________) or such lesser aggregate amounts as may be made as Competitive Advances hereunder pursuant to the Loan Agreement referred to below, payable as hereinafter set forth. The undersigned jointly and severally promise to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereon until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000 (the "Loan Agreement"), by and among Alexandria Real Estate Equities, Inc., a Maryland corporation ("Parent"), Alexandria Real Estate Equities, L.P., a Delaware limited partnership ("Operating Partnership"), ARE-QRS Corp., a Maryland corporation ("QRS"), ARE Acquisitions, LLC, a Delaware limited liability company ("ARE"), the other borrowers whose names are set forth on the signature pages of the Loan Agreement, each other Wholly-Owned Subsidiary of Parent which may hereafter become a party to the Loan Agreement as a borrower (collectively, with Parent, Operating Partnership, QRS and ARE, the "Borrowers", all on a joint and several basis), each lender whose name is set forth on the signature pages of the Loan Agreement and each lender which may have become a party to the Loan Agreement (collectively, the "Banks" and individually, a "Bank"), and BankBoston, N.A., as Managing Agent. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Competitive Advance Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness of each Competitive Advance evidenced by this Competitive Advance Note shall be payable on the maturity date specified in the Competitive Bid relating to such Competitive Advance and in any event on the Maturity Date.

         Interest shall be payable on the outstanding daily unpaid principal amount of each Competitive Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Competitive Bid relating to such Competitive Advance and as provided in the Loan Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement, to the fullest extent permitted by applicable Law.

         The amount of each payment hereunder shall be made to the Managing Agent at the Managing Agent's Office for the account of the Bank or the Managing Agent, as the case may be, in immediately available funds not later than 1:00 p.m. (Boston, Massachusetts time) on the day of payment (which must be a Banking
Day). All payments received after such time on any Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America. The Bank shall use its best efforts to keep a record of Competitive Advances made by it and payments of principal received by it with respect to this Competitive Advance Note, and such record shall be presumptive evidence of the amounts owing under this Competitive Advance Note. Notwithstanding the foregoing, the failure by the Bank to keep such a record shall not affect the undersigned's obligation to pay the indebtedness evidenced hereby.

         The undersigned hereby promise to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigneds' obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including reasonably allocated costs of legal counsel employed by the Managing Agent or the holder), whether or not an action is filed in connection therewith.

         The undersigned hereby waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         The undersigned agree that their liability hereunder is joint and several, absolute and unconditional without regard to the liability of any other party. All provisions of this Competitive Advance Note shall apply to each of the undersigned.

         THIS COMPETITIVE ADVANCE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

                                      ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                      By:
                                          -------------------------
                                          Its:


                                      ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                      By: ARE-QRS Corp., its general partner


                                          By:
                                             ----------------------
                                             Its:


                                      ARE-QRS CORP.


                                      By:
                                          -------------------------
                                          Its:


                                      ARE ACQUISITIONS, LLC
                                      ARE-708 QUINCE ORCHARD, LLC
                                      ARE-940 CLOPPER ROAD, LLC
                                      ARE-1201 HARBOR BAY, LLC
                                      ARE-1401 RESEARCH BOULEVARD, LLC
                                      ARE-1500 EAST GUDE, LLC
                                      ARE-JOHN HOPKINS COURT, LLC

                                      By: ARE-QRS Corp., their managing member


                                          By:
                                             ----------------------
                                             Its:

                                       ARE-4757 NEXUS CENTRE, LLC
                                       ARE-215 COLLEGE ROAD, LLC
                                       ARE-819/863 MITTEN ROAD, LLC
                                       ARE-150/154 TECHNOLOGY PARKWAY, LLC
                                       ARE-8000/9000/10000 VIRGINIA MANOR, LLC
                                       ARE-19 FIRSTFIELD ROAD, LLC
                                       ARE-10150 OLD COLUMBIA, LLC
                                       ARE-11025 ROSELLE STREET, LLC
                                       ARE-170 WILLIAMS DRIVE, LLC
                                       ARE-3005 FIRST AVENUE, LLC
                                       ARE-15020 SHADY GROVE, LLC
                                       ARE-5 TRIANGLE DRIVE, LLC
                                       ARE-50 WEST WATKINS MILL, LLC
                                       ARE-100 PHILLIPS PARKWAY, LLC
                                       ARE-279 PRINCETON ROAD, LLC
                                       ARE-2001 ALICEANNA STREET, LLC
                                       ARE-3770 TANSY STREET, LLC
                                       ARE-10505 ROSELLE STREET, LLC
                                       ARE-9363/9373/9393 TOWN CENTRE, LLC
                                       ARE-2425/2400/2450 GARCIA BAYSHORE, LLC

                                       By: Alexandria Real Estate Equities,
                                           L.P., their sole member

                                           By: ARE-QRS Corp., its general
                                               partner


                                               By:
                                                  -----------------------
                                                  Its:


                                       ARE-79/96 CHARLESTOWN NAVY YARD, LLC
                                       ARE-280 POND STREET, LLC
                                       ARE-60 WESTVIEW, LLC

                                       By: AREE-Holdings, L.P., their managing
                                           member

                                           By: ARE-GP Holdings QRS Corp., its
                                               general partner

                                               By:
                                                  -----------------------
                                                  Its:

                                     ARE-5100/5110 CAMPUS DRIVE, L.P.
                                     ARE-702 ELECTRONIC DRIVE, L.P.

                                     By: AREE-Holdings, L.P., their
                                         general partner

                                         By: ARE-GP Holdings QRS Corp.,
                                             its general partner


                                             By:
                                                -----------------------
                                                Its:


                                     ARE-10933 NORTH TORREY PINES, LLC
                                     ARE-11099 NORTH TORREY PINES, LLC

                                     By: Alexandria Real Estate Equities,
                                         Inc., their sole member


                                             By:
                                                -----------------------
                                                Its:


Address for all the foregoing:

Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101
Attn: Joel S. Marcus, Chief Executive Officer
Telecopier: (626) 578-0770
Telephone:  (626) 578-0777

                      SCHEDULE OF COMPETITIVE ADVANCES AND
                              PAYMENTS OF PRINCIPAL




Date         Amount        Interest        Amount of        Unpaid          Notation
               of          Period          Principal       Principal         Made by
             Advance                          Paid          Balance


-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------


                                    EXHIBIT C

                             FORM OF COMPETITIVE BID


BankBoston, N.A., as Managing Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia  30346
Attn:  Dan Stegemoeller

         Re: Competitive Bid Rate Loan Quote for Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P., ARE-QRS Corp., ARE Acquisitions, LLC and the other Borrowers

Dear Ladies and Gentlemen:

         Reference is made to the Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000, as from time to time in effect (the "Loan Agreement"), by and among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P., ARE-QRS Corp., ARE Acquisitions, LLC, the other borrowers whose names are set forth on the signature pages of the Loan Agreement and the other Persons which may become borrowers under the Loan Agreement (collectively, the "Borrowers", all on a joint and several basis), BankBoston, N.A., for itself and as Managing Agent and the other Banks from time to time party thereto. Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.

         In response to the Competitive Bid Request from Borrowers dated ______, ____, we hereby make the following Competitive Bid on the following terms:

1.       Quoting Bank:
         ______________________________________________________________________

2.       Person to contact at Quoting Bank and telephone number:

         Name:__________________________________________________________________

         Telephone Number:______________________________________________________

3.       Borrowing date of proposed Competitive Advance:

         ____________________________________________________________________(1)

4. We hereby offer to make Competitive Advances in the following principal amounts, for the following durations and at the following rates [insert only one applicable rate on each line below]:


                              DURATION OF                                        LIBOR Margin
PRINCIPAL AMOUNT(2)       COMPETITIVE ADVANCE(3)       ABSOLUTE RATE BID(4)          BID(5)
-------------------       ----------------------       --------------------    ------------------
$__________________       ______________________       ___________________%    ___________________%

$__________________       ______________________       ___________________%    ___________________%

$__________________       ______________________       ___________________%    ___________________%

PROVIDED that the aggregate Maximum Competitive Advance for which this offer may be accepted shall not exceed $____________________.(6)

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Loan Agreement, irrevocably obligate(s) us to make the Competitive Advance(s) for which any offer(s) is (are) accepted, in whole or in part.

                                             Very truly yours,

                                             ___________________________________
                                             [Name of Bank]
Date:______________________                  By ________________________________
                                             Name: _____________________________
                                             Title: ____________________________

------------------------------
         (1)        As specified in the related Competitive Bid Request.
         (2)        Offers must be integral multiples of $1,000,000.
         (3)        As specified in the related Competitive Bid Request.
         (4)        As defined in the Loan Agreement.
         (5)        As defined in the Loan Agreement.
         (6) Specify aggregate limitation if the sum of the individual offers exceeds the aggregate amount the Quoting Bank is willing to lend.

                                    EXHIBIT D

                         FORM OF COMPETITIVE BID REQUEST

BankBoston, N.A., as Managing Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia  30346
Attn:  Dan Stegemoeller

Ladies and Gentlemen:

         Reference is made to the Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000, as from time to time in effect (the "Loan Agreement"), by and among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P., ARE-QRS Corp., ARE Acquisitions, LLC, the other borrowers whose names are set forth on the signature pages of the Loan Agreement, and the other Persons which may become borrowers under the Loan Agreement (collectively, the "Borrowers", all on a joint and several basis), BankBoston, N.A., for itself and as Managing Agent, and the other Banks from time to time party thereto. Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.

         The undersigned officers of the Borrowers hereby give notice pursuant to Section 2.4(b) of the Loan Agreement that they request Competitive Bids pursuant to Section 2.4(b) of the Loan Agreement for the following proposed Competitive Advances:

Proposed date of Competitive Advance:  _____________________


                                      DURATION OF               BASIS FOR INTEREST
PRINCIPAL AMOUNT(1)               COMPETITIVE ADVANCE(2)         RATE CALCULATION(3)
----------------                  -------------------           ------------------
$_______________________         _______________________        _______________________

$_______________________         _______________________        _______________________

$_______________________         _______________________        _______________________

-------------------------
         (1) Each amount must be $10,000,000.00 or larger integral multiple of $1,000,000.00.
         (2) Duration must be a period of not less than 7 nor more than 180 days. No Requested Competitive Advance shall have a maturity date which exceeds the Maturity Date or is on a date other than a Banking Day.
         (3) Specify whether interest rate bids are to be quoted as "Absolute Rate Bid" or "LIBOR Margin Bid."

         In connection with the request, the undersigned officers of the Borrowers certify that:

         1. USE OF PROCEEDS. Such Competitive Advance shall be used for the following purposes permitted by Section 5.9 of the Loan Agreement:

                                   [Describe]

         2. NO DEFAULT. The undersigned chief financial or chief accounting officer of each Borrower certifies that Borrowers are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Competitive Advance requested hereby. Attached hereto is a current calculation of the Borrowing Base adjusted in the best good faith estimate of the Borrower to the date hereof.

         3. REPRESENTATIONS TRUE. In connection with the request, the Borrowers certify:

                  a. As to any Advance, now and as of the date of the requested Advance, EXCEPT (i) for representations and warranties which expressly speak as of a particular date or which are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrowers and approved in writing by the Requisite Banks, each representation and warranty made by Borrowers in ARTICLE 4 of the Agreement (OTHER THAN Sections 4.4, 4.6 (first sentence), 4.10 and 4.18 to the extent such representations relate expressly to an earlier date) will be true and correct in all material respects, both immediately before and after giving effect to such Advance, as though such representations and warranties were made on and as of that date; and

                  b. As to any Advance, OTHER THAN matters described in SCHEDULE
4.10 to the Loan Agreement or required as of the Closing Date to be therein described, there is no action, suit, proceeding or investigation pending or threatened against or affecting Parent or any of its Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect.

         4. MAXIMUM AMOUNT. After giving effect to the requested Competitive Advance, (a) the aggregate principal amount outstanding under the Competitive Advance Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure PLUS the aggregate amount of Swing Loans outstanding will not exceed the LESSER OF (i) $75,000,000.00 or (ii) an amount equal to 33 1/3% of the Commitments, and (b) the aggregate principal amount outstanding under the Notes (after giving effect to all amounts requested thereunder) PLUS the Letter of Credit Exposure will not exceed the lesser of (A) the Line Commitments or (B) the available Borrowing Base.

         This Competitive Bid Request is executed on _____________, ____ by an officer of each Borrower. The undersigned, in such capacity, hereby certify each and every matter contained herein to be true and correct.

         IN WITNESS WHEREOF, we have hereunto set our hands this _____ day of ______, 200__.

                                   ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                   By:      ___________________________
                                            Its:


                                   ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                   By:      ARE-QRS Corp., its general partner


                                            By:___________________________
                                                     Its:



                                   ARE-QRS CORP.


                                   By:___________________________
                                      Its:


                                   ARE ACQUISITIONS, LLC
                                   ARE-708 QUINCE ORCHARD, LLC
                                   ARE-940 CLOPPER ROAD, LLC
                                   ARE-1201 HARBOR BAY, LLC
                                   ARE-1401 RESEARCH BOULEVARD, LLC
                                   ARE-1500 EAST GUDE, LLC
                                   ARE-JOHN HOPKINS COURT, LLC

                                   By:      ARE-QRS Corp., their managing member


                                            By:___________________________
                                                    Its:

                                   ARE-4757 NEXUS CENTRE, LLC ARE-215
                                   COLLEGE ROAD, LLC ARE-819/863 MITTEN
                                   ROAD, LLC ARE-150/154 TECHNOLOGY
                                   PARKWAY, LLC ARE-8000/9000/10000
                                   VIRGINIA MANOR, LLC ARE-19
                                   FIRSTFIELD ROAD, LLC ARE-10150 OLD
                                   COLUMBIA, LLC ARE-11025 ROSELLE
                                   STREET, LLC ARE-170 WILLIAMS DRIVE,
                                   LLC ARE-3005 FIRST AVENUE, LLC
                                   ARE-15020 SHADY GROVE, LLC ARE-5
                                   TRIANGLE DRIVE, LLC ARE-50 WEST
                                   WATKINS MILL, LLC ARE-100 PHILLIPS
                                   PARKWAY, LLC ARE-279 PRINCETON ROAD,
                                   LLC ARE-2001 ALICEANNA STREET, LLC
                                   ARE-3770 TANSY STREET, LLC ARE-10505
                                   ROSELLE STREET, LLC
                                   ARE-9363/9373/9393 TOWN CENTRE, LLC
                                   ARE-2425/2400/2450 GARCIA BAYSHORE,
                                   LLC


                                   By: Alexandria Real Estate Equities, L.P., their sole member

                                          By:    ARE-QRS Corp., its general
                                                 partner


                                                 By:____________________________
                                                          Its:


                                   ARE-79/96 CHARLESTOWN NAVY YARD, LLC
                                   ARE-280 POND STREET, LLC
                                   ARE-60 WESTVIEW, LLC

                                   By:    AREE-Holdings, L.P., their managing
                                          member

                                          By:    ARE-GP Holdings QRS Corp., its
                                                 general partner


                                                 By:_________________________
                                                          Its:

                                   ARE-5100/5110 CAMPUS DRIVE, L.P.
                                   ARE-702 ELECTRONIC DRIVE, L.P.

                                   By:    AREE-Holdings, L.P., their general
                                          partner

                                          By:    ARE-GP Holdings QRS Corp., its
                                                 general partner


                                                 By:_______________________
                                                          Its:


                                   ARE-10933 NORTH TORREY PINES, LLC
                                   ARE-11099 NORTH TORREY PINES, LLC

                                   By: Alexandria Real Estate Equities, Inc., their sole member


                                          By:_________________________
                                                   Its:

Address for all the foregoing:

Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101
Attn:  Joel S. Marcus,  Chief Executive Officer
Telecopier:       (626) 578-0770
Telephone:        (626) 578-0777

                                    EXHIBIT E

                                     FORM OF
                             COMPLIANCE CERTIFICATE


BankBoston, N.A.,
for itself and as Managing Agent
115 Perimeter Center Place,N.E.
Suite 500
Atlanta, Georgia 30346
Attn:  Dan Stegemoeller

[INSERT NAMES AND ADDRESSES
   OF OTHER BANKS]

Ladies and Gentlemen:

         Reference is made to the Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000, as from time to time in effect (the "Loan Agreement") by and among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P., ARE-QRS Corp., ARE Acquisitions, LLC, the other borrowers whose names are set forth on the signature pages of the Loan Agreement and the other Persons which may become borrowers under the Loan Agreement (collectively, the "Borrowers", all on a joint and several basis), BankBoston, N.A., for itself and as Managing Agent, and the other Banks from time to time party thereto. Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.

         Pursuant to the Loan Agreement, the Borrowers are furnishing to you herewith (or have most recently furnished to you) the financial statements of the Borrowers and their respective Subsidiaries for the fiscal period ended _______________ (the "Balance Sheet Date"). Such financial statements have been prepared in accordance with Generally Accepted Accounting Principles and present fairly the financial position of Borrowers and the Subsidiaries covered thereby at the date thereof and the results of their operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments.

         This certificate is submitted in compliance with requirements of
Section 7.2 and Section 8.1(h) of the Loan Agreement. If this certificate is provided under a provision other than Section 7.2, the calculations provided below are made using the financial statements of the Borrowers and their respective Subsidiaries as of the most recent Fiscal Quarter end adjusted in the best good-faith estimate of the Borrowers to give effect to the making of a Loan, extension of the Maturity Date, acquisition or disposition of property or other event that occasions the preparation of this certificate; and the nature of such event and the Borrowers' estimate of its effects are set forth in reasonable detail in an attachment hereto. The undersigned officers are the chief financial or chief accounting officers of the Borrowers

         The undersigned officers have caused the provisions of the Loan Agreement to be reviewed and have no knowledge of any Default or Event of Default. (Note: If the signers do have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the Borrowers with respect thereto.)

         The Borrowers are providing the information set forth in SCHEDULE I attached hereto to demonstrate compliance as of the date hereof with the covenants described therein.

         Pursuant to Section 5.17(b)(i) and (ii) of the Loan Agreement, the Borrowers are hereby delivering to the Managing Agent and the Banks a list of the Revenue-Producing Properties in the Unencumbered Asset Pool and a statement of the Asset Values of such Revenue-Producing Properties as shown on SCHEDULE II attached hereto. The undersigned hereby certifies that (i) the Revenue-Producing Properties in the Unencumbered Asset Pool are in compliance with Section 5.17(a) of the Loan Agreement; (ii) the statement of Asset Values is true and correct; and (iii) the Revenue-Producing Properties in the Unencumbered Asset Pool comply with the terms of Sections 4.17 and 4.19 of the Loan Agreement.

         Pursuant to Section 5.17(b)(iii) of the Loan Agreement, the Borrowers are hereby delivering to the Managing Agent operating statements setting forth the NOI and Net Capital Expenditures for each of the Revenue-Producing Properties in the Unencumbered Asset Pool for the previous four (4) fiscal quarters (or such shorter period that such statements are available for). The undersigned hereby certifies that such operating statements are true and correct.

         Pursuant to Section 7.1(n) of the Loan Agreement, the Borrowers are hereby delivering to the Managing Agent and the Banks information regarding new Subsidiaries and/or Controlled Entities of the Borrowers as set forth on
SCHEDULE III attached hereto.

         Pursuant to Section 7.1(o) of the Loan Agreement, the Borrowers are hereby delivering to the Managing Agent and the Banks the information required thereby as set forth on SCHEDULE IV attached hereto.

         The undersigned officers have caused the provisions of Section 5.10 of the Loan Agreement regarding Hazardous Materials Laws to be reviewed and have no knowledge of any events described therein. (Note: If the signers do have knowledge of any such events, the form of certificate should be revised to specify such event and any pertinent written material should be attached, all as required by Section 5.10).

         IN WITNESS WHEREOF, we have hereunto set our hands this ___ day of ________________, 200__.


                                   ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                   By:      ___________________________
                                            Its:


                                   ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                   By:      ARE-QRS Corp., its general partner


                                            By:___________________________
                                                     Its:


                                   ARE-QRS CORP.


                                   By:___________________________
                                        Its:


                                   ARE ACQUISITIONS, LLC
                                   ARE-708 QUINCE ORCHARD, LLC
                                   ARE-940 CLOPPER ROAD, LLC
                                   ARE-1201 HARBOR BAY, LLC
                                   ARE-1401 RESEARCH BOULEVARD, LLC
                                   ARE-1500 EAST GUDE, LLC
                                   ARE-JOHN HOPKINS COURT, LLC

                                   By:      ARE-QRS Corp., their managing member


                                            By:___________________________
                                                     Its:

                                   ARE-4757 NEXUS CENTRE, LLC ARE-215
                                   COLLEGE ROAD, LLC ARE-819/863 MITTEN
                                   ROAD, LLC ARE-150/154 TECHNOLOGY
                                   PARKWAY, LLC ARE-8000/9000/10000
                                   VIRGINIA MANOR, LLC ARE-19
                                   FIRSTFIELD ROAD, LLC ARE-10150 OLD
                                   COLUMBIA, LLC ARE-11025 ROSELLE
                                   STREET, LLC ARE-170 WILLIAMS DRIVE,
                                   LLC ARE-3005 FIRST AVENUE, LLC
                                   ARE-15020 SHADY GROVE, LLC ARE-5
                                   TRIANGLE DRIVE, LLC ARE-50 WEST
                                   WATKINS MILL, LLC ARE-100 PHILLIPS
                                   PARKWAY, LLC ARE-279 PRINCETON ROAD,
                                   LLC ARE-2001 ALICEANNA STREET, LLC
                                   ARE-3770 TANSY STREET, LLC ARE-10505
                                   ROSELLE STREET, LLC
                                   ARE-9363/9373/9393 TOWN CENTRE, LLC
                                   ARE-2425/2400/2450 GARCIA BAYSHORE,
                                   LLC


                                   By: Alexandria Real Estate Equities, L.P., their sole member

                                          By:   ARE-QRS Corp., its general
                                                partner


                                                By:____________________________
                                                         Its:


                                   ARE-79/96 CHARLESTOWN NAVY YARD, LLC
                                   ARE-280 POND STREET, LLC
                                   ARE-60 WESTVIEW, LLC

                                   By:    AREE-Holdings, L.P., their managing
                                          member

                                          By:   ARE-GP Holdings QRS Corp., its
                                                general partner


                                                By:_________________________
                                                         Its:

                                   ARE-5100/5110 CAMPUS DRIVE, L.P.
                                   ARE-702 ELECTRONIC DRIVE, L.P.

                                   By:    AREE-Holdings, L.P., their general
                                          partner

                                          By:    ARE-GP Holdings QRS Corp., its
                                                 general partner


                                                 By:_______________________
                                                          Its:

                                   ARE-10933 NORTH TORREY PINES, LLC
                                   ARE-11099 NORTH TORREY PINES, LLC

                                   By: Alexandria Real Estate Equities, Inc., their sole member


                                          By:_________________________
                                                   Its:



Address for all the foregoing:

Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101
Attn:  Joel S. Marcus, Chief Executive Officer
Telecopier:       (626) 578-0770
Telephone:        (626) 578-0777

                                   SCHEDULE I
                                 (TO EXHIBIT E)

                        COVENANT COMPLIANCE CALCULATIONS

                                   SCHEDULE II
                                 (TO EXHIBIT E)

               INFORMATION REGARDING REVENUE-PRODUCING PROPERTIES
                  REQUIRED BY SECTION 5.17(B) OF LOAN AGREEMENT

                                  SCHEDULE III
                                 (TO EXHIBIT E)

            INFORMATION REGARDING NEW SUBSIDIARIES AND/OR CONTROLLED
              ENTITIES REQUIRED BY SECTION 7.1(N) OF LOAN AGREEMENT

                                   SCHEDULE IV
                                 (TO EXHIBIT E)

            INFORMATION REQUIRED BY SECTION 7.1(O) OF LOAN AGREEMENT

                                    EXHIBIT F

                            FORM OF JOINDER AGREEMENT

         THIS JOINDER AGREEMENT ("Joinder Agreement") is executed as of _______________, 200__, by _______________, a __________ corporation ("Joining
Party"), and delivered to BankBoston, N.A., as Managing Agent, pursuant to
Section 5.13 of the Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000, as from time to time in effect (the "Loan Agreement"), by and among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P., ARE-QRS Corp., ARE Acquisitions, LLC, the other borrowers whose names are set forth on the signature pages of the Loan Agreement, and the other Persons which may become borrowers under the Loan Agreement (collectively, the "Borrowers", all on a joint and several basis), BankBoston, N.A., for itself and as Managing Agent, and the other Banks from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Loan Agreement.

                                    RECITALS

                  A. Joining Party is required, pursuant to Section 5.13 of the Loan Agreement, to become an additional Borrower under the Loan Agreement and a party to all the other Loan Documents to which the existing Borrowers are a party.

                  B. Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrowers of the credit facilities under the Loan Agreement.

                  NOW, THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

                  1. JOINDER. By this Joinder Agreement, Joining Party hereby becomes a "Borrower" under the Loan Agreement with respect to all the Obligations of a Borrower now or hereafter incurred under the Loan Agreement and the other Loan Documents. Joining Party agrees that Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Borrower under the Loan Agreement and the other Loan Documents.

                  2. REPRESENTATIONS AND WARRANTIES OF JOINING PARTY. Joining Party represents and warrants to Managing Agent that, as of the Effective Date, except as disclosed in writing by Joining Party to Managing Agent on or prior to the date hereof (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in ARTICLE 4 of the Loan Agreement), the representations and warranties contained in ARTICLE 4 of the Loan Agreement (other than representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by the Loan Agreement) are true and correct in all material respects as applied to Joining Party as a Borrower on and as of the Effective Date as though made on that date. All covenants and agreements in the Loan Documents of the Borrowers and their Subsidiaries are true and correct with respect to Joining Party and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that Joining Party becomes a Borrower.

                  3. PROMISSORY NOTES. Joining Party hereby agrees that, as of the Effective Date, each Note heretofore delivered to the Banks shall be a joint and several obligation of Joining Party to the same extent as if executed and delivered by Joining Party, and upon request by any Bank, will promptly endorse such Bank=s Notes to confirm such obligation.

                  4. FURTHER ASSURANCES. Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Managing Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

                  5. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED AND PERFORMED IN THE STATE OF CALIFORNIA.

                  6. The effective date (the "Effective Date") of this Joinder Agreement is __________, 200__.

                                         "Joining Party"

                                         ______________________________,
                                         a ______________ corporation

                                         By:______________________________
                                         Its:______________________________
                                                 [Printed Name and Title]

                                                  [CORPORATE SEAL]
ACKNOWLEDGED:

BANKBOSTON, N.A., as Managing Agent

By:______________________________
Its:______________________________
      [Printed Name and Title]

                                    EXHIBIT G

                                    LINE NOTE

$___________                                               ______________, 200__
                                                         Los Angeles, California


         FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of ____________________________________________ (the "Bank"),
the principal amount of ____________________________ DOLLARS ($___________) or
such lesser aggregate amounts as may be made as Advances under the Line Commitment pursuant to the Loan Agreement referred to below (but excluding Competitive Advances made pursuant to Section 2.4 of the Loan Agreement and Swing Loans made pursuant to Section 2.5 of the Loan Agreement), payable as hereinafter set forth. The undersigned jointly and severally promise to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereon until the date of payment in full, payable as hereinafter set forth.

      Reference is made to the Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000 (the "Loan Agreement"), by and among Alexandria Real Estate Equities, Inc., a Maryland corporation ("Parent"), Alexandria Real Estate Equities, L.P., a Delaware limited partnership ("Operating Partnership"), ARE-QRS Corp., a Maryland corporation ("QRS"), ARE Acquisitions, LLC, a Delaware limited liability company ("ARE"), the other borrowers whose names are set forth on the signature pages of the Loan Agreement, each other Wholly-Owned Subsidiary of Parent which may hereafter become a party to the Loan Agreement as a borrower (collectively, with Parent, Operating Partnership, QRS and ARE, the "Borrowers", all on a joint and several basis), each bank whose name is set forth on the signature pages of the Loan Agreement and each lender which may have become a party to the Loan Agreement (collectively, the "Banks" and individually, a "Bank"), and BankBoston, N.A., as Managing Agent. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Line Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.


         Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement, to the fullest extent permitted by applicable Law.

         The amount of each payment hereunder shall be made to the Managing Agent at the Managing Agent's Office for the account of the Bank in immediately available funds not later than 1:00 p.m. (Boston, Massachusetts time) on the day of payment (which must be a Banking Day). All payments received after 1:00 p.m. (Boston, Massachusetts time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

         The Bank shall use its best efforts to keep a record of Advances made by it and payments of principal received by it with respect to this Line Note, and such record shall be presumptive evidence of the amounts owing under this Line Note. Notwithstanding the foregoing, the failure by the Bank to keep such a record shall not affect the undersigned=s obligation to pay the indebtedness evidenced hereby.

         The undersigned hereby promise to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigneds' obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including reasonably allocated costs of legal counsel employed by the Managing Agent or the holder), whether or not an action is filed in connection therewith.

         The undersigned hereby waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         The undersigned agree that their liability hereunder is joint and several, absolute and unconditional without regard to the liability of any other party. All provisions of this Line Note shall apply to each of the undersigned.

         THIS LINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

                                  ALEXANDRIA REAL ESTATE EQUITIES, INC.

                                  By:      ___________________________
                                           Its:


                                  ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                  By:      ARE-QRS Corp., its general partner


                                           By:___________________________
                                                    Its:


                                  ARE-QRS CORP.


                                  By:___________________________
                                       Its:


                                  ARE ACQUISITIONS, LLC
                                  ARE-708 QUINCE ORCHARD, LLC
                                  ARE-940 CLOPPER ROAD, LLC
                                  ARE-1201 HARBOR BAY, LLC
                                  ARE-1401 RESEARCH BOULEVARD, LLC
                                  ARE-1500 EAST GUDE, LLC
                                  ARE-JOHN HOPKINS COURT, LLC

                                  By:      ARE-QRS Corp., their managing member


                                           By:___________________________
                                                    Its:

                                  ARE-4757 NEXUS CENTRE, LLC ARE-215
                                  COLLEGE ROAD, LLC ARE-819/863 MITTEN
                                  ROAD, LLC ARE-150/154 TECHNOLOGY
                                  PARKWAY, LLC ARE-8000/9000/10000
                                  VIRGINIA MANOR, LLC ARE-19
                                  FIRSTFIELD ROAD, LLC ARE-10150 OLD
                                  COLUMBIA, LLC ARE-11025 ROSELLE
                                  STREET, LLC ARE-170 WILLIAMS DRIVE,
                                  LLC ARE-3005 FIRST AVENUE, LLC
                                  ARE-15020 SHADY GROVE, LLC ARE-5
                                  TRIANGLE DRIVE, LLC ARE-50 WEST
                                  WATKINS MILL, LLC ARE-100 PHILLIPS
                                  PARKWAY, LLC ARE-279 PRINCETON ROAD,
                                  LLC ARE-2001 ALICEANNA STREET, LLC
                                  ARE-3770 TANSY STREET, LLC ARE-10505
                                  ROSELLE STREET, LLC
                                  ARE-9363/9373/9393 TOWN CENTRE, LLC
                                  ARE-2425/2400/2450 GARCIA BAYSHORE, LLC



                                  By:      Alexandria Real Estate
                                           Equities, L.P., their sole
                                           member

                                           By:      ARE-QRS Corp., its general
                                                    partner


                                                    By:_________________________
                                                             Its:


                                  ARE-79/96 CHARLESTOWN NAVY YARD, LLC
                                  ARE-280 POND STREET, LLC
                                  ARE-60 WESTVIEW, LLC

                                  By:      AREE-Holdings, L.P., their managing
                                           member

                                           By:      ARE-GP Holdings QRS Corp.,
                                                    its general partner


                                                    By:_________________________
                                                             Its:

                                  ARE-5100/5110 CAMPUS DRIVE, L.P.
                                  ARE-702 ELECTRONIC DRIVE, L.P.

                                  By:     AREE-Holdings, L.P., their
                                          general partner

                                          By:      ARE-GP Holdings QRS Corp.,
                                                   its general partner


                                                   By:_______________________
                                                            Its:


                                  ARE-10933 NORTH TORREY PINES, LLC
                                  ARE-11099 NORTH TORREY PINES, LLC

                                  By: Alexandria Real Estate Equities, Inc., their sole member


                                          By:_________________________
                                                   Its:


Address for all the foregoing:

Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101
Attn:  Joel S. Marcus, Chief Executive Officer
Telecopier:       (626) 578-0770
Telephone:        (626) 578-0777

                                    EXHIBIT J

                               PRICING CERTIFICATE
                      ALEXANDRIA REAL ESTATE EQUITIES, INC.
                      ALEXANDRIA REAL ESTATE EQUITIES, L.P.
                                  ARE-QRS CORP.
                              ARE ACQUISITIONS, LLC
                               AND OTHER BORROWERS


TO:   BANKBOSTON, N.A., AS MANAGING AGENT

      Reference is made to the Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000 (the "Loan Agreement"), by and among Alexandria Real Estate Equities, Inc., a Maryland corporation ("Parent"), Alexandria Real Estate Equities, L.P., a Delaware limited partnership ("Operating Partnership"), ARE-QRS Corp., a Maryland corporation ("QRS"), ARE Acquisitions, LLC, a Delaware limited liability company ("ARE"), the other borrowers whose names are set forth on the signature pages of the Loan Agreement, each other Wholly-Owned Subsidiary of Parent which may hereafter become a party to the Loan Agreement as a borrower (collectively, with Parent, Operating Partnership, QRS and ARE, the "Borrowers", all on a joint and several basis), each bank whose name is set forth on the signature pages of the Loan Agreement and each lender which may have become a party to the Loan Agreement (collectively, the "Banks" and individually, a "Bank"), and BankBoston, N.A., as Managing Agent.

         I,_____________________, hereby certify that I am the ____________________ of Parent, the _______________ of Operating Partnership,
the_____________________ of QRS, and the______________________ of ARE, and
the ________ of the other Borrowers and that:

         I. APPLICABLE PRICING LEVEL. As of the Pricing Period commencing on ___________________________, the Applicable Pricing Level was level _____.(1)

         The Applicable Pricing Level set forth above was determined on the basis of the following:

         PARENT'S CREDIT RATING.  The Credit Rating of Parent was:

         LEVERAGE RATIO. For any date during a Pricing Period on which Parent does not hold a credit rating of BBB - (or its equivalent) or better (subject to the terms of the Loan Agreement),

--------------------
     (1) Insert Level I, II, III, IV, V or VI in accordance with the terms of the Loan Agreement based upon determination of the Parent's Credit Rating or Leverage Ratio.

the pricing level is determined using the Leverage Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period. As of the last day of the Fiscal Quarter most recently ended prior to the Pricing Period referred to above (the "Determination Date"), the RATIO OF Total Liabilities as of that date TO Adjusted Tangible Assets as of that date was ____________:1.00.

         The schedule attached hereto is provided to demonstrate the calculation of the Leverage Ratio as of the last day of the Fiscal Quarter most recently ended.

II. I further certify that the calculations made and the information contained herein are derived from the books and records of Borrowers and their Subsidiaries, as applicable, and that each and every matter correctly reflects those books and records.

         IN WITNESS WHEREOF, I have signed this Certificate on this _____ day of ___________, 200__.


                                           _____________________________________


                                           _____________________________________

                                    EXHIBIT K

                            FORM OF REQUEST FOR LOAN


BankBoston, N.A., as Managing Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attn:  Dan Stegemoeller

Ladies and Gentlemen:

         Pursuant to the provisions of Section 2.1 of the Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000, as from time to time in effect (the "Loan Agreement"), among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P., ARE-QRS Corp., ARE Acquisitions, LLC, the other borrowers whose names are set forth on the signature pages of the Loan Agreement and the other Persons which may hereafter become borrowers under the Loan Agreement (collectively, the "Borrowers", all on a joint and several basis), BankBoston, N.A., for itself and as Managing Agent, and the other Banks from time to time party thereto, the Borrowers hereby request and certify as follows:

         1.  LOAN. The Borrowers hereby request a Committed Loan under Section
2.1 of the Loan Agreement:

                  Principal Amount: $

                  LIBOR Rate or Alternate Base Rate:

                  Drawdown Date:                , 200__

                  Interest Period:

by credit to the general account of the Borrowers with the Managing Agent at the Managing Agent's Office.

         [IF THE REQUESTED LOAN IS A SWING LOAN AND THE BORROWERS DESIRE FOR SUCH LOAN TO BE A LIBOR RATE LOAN FOLLOWING ITS CONVERSION AS PROVIDED IN
SECTION 2.5(D), SPECIFY THE INTEREST PERIOD FOLLOWING CONVERSION:
_________].

         2. USE OF PROCEEDS. Such Committed Loan shall be used for the following purposes permitted by Section 5.9 of the Loan Agreement:

                                   [Describe]

         3. NO DEFAULT. The undersigned chief financial or chief accounting officer of each Borrower certifies that Borrowers are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Committed Loan requested hereby.

         4. REPRESENTATIONS TRUE. In connection with the request, the Borrowers certify:

             a. As to any Advance, now and as of the date of the requested Advance, EXCEPT (i) for representations and warranties which expressly speak as of a particular date or which are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrowers and approved in writing by the Requisite Banks, each representation and warranty made by Borrowers in ARTICLE 4 of the Agreement (OTHER THAN Sections 4.4, 4.6 (first sentence), 4.10 and 4.18 to the extent such representations relate expressly to an earlier date) will be true and correct in all material respects, both immediately before and after giving effect to such Advance, as though such representations and warranties were made on and as of that date; and

             b. As to any Advance, OTHER THAN matters described in SCHEDULE
4.10 to the Loan Agreement or required as of the Closing Date to be therein described, there is no action, suit, proceeding or investigation pending or threatened against or affecting Parent or any of its Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect.

         5. BORROWING BASE. Attached hereto is a current calculation of the Borrowing Base adjusted in the best good faith estimate of the Borrower to the date hereof.

         6. OTHER CONDITIONS. All other conditions to the making of the Committed Loan requested hereby set forth in Article 8 of the Loan Agreement have been satisfied.

         7. DATE COMMITTED LOAN IS MADE. Except to the extent, if any, specified by notice actually received by the Managing Agent prior to the date the Committed Loan is made, the foregoing representations and warranties shall be deemed to have been made by the Borrowers on and as of such date.

         8. DEFINITIONS. Terms defined in the Loan Agreement are used herein with the meanings so defined.

         IN WITNESS WHEREOF, we have hereunto set our hands this _____ day of _______________, 200__.

                                 ALEXANDRIA REAL ESTATE EQUITIES, INC.

                                 By:      ___________________________
                                          Its:


                                 ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                 By:      ARE-QRS Corp., its general partner


                                          By:___________________________
                                                   Its:


                                 ARE-QRS CORP.


                                 By:___________________________
                                    Its:


                                 ARE ACQUISITIONS, LLC
                                 ARE-708 QUINCE ORCHARD, LLC
                                 ARE-940 CLOPPER ROAD, LLC
                                 ARE-1201 HARBOR BAY, LLC
                                 ARE-1401 RESEARCH BOULEVARD, LLC
                                 ARE-1500 EAST GUDE, LLC
                                 ARE-JOHN HOPKINS COURT, LLC

                                 By:  ARE-QRS Corp., their managing member


                                      By:___________________________
                                           Its:

                                      ARE-4757 NEXUS CENTRE, LLC ARE-215
                                      COLLEGE ROAD, LLC ARE-819/863 MITTEN
                                      ROAD, LLC ARE-150/154 TECHNOLOGY
                                      PARKWAY, LLC ARE-8000/9000/10000
                                      VIRGINIA MANOR, LLC ARE-19
                                      FIRSTFIELD ROAD, LLC ARE-10150 OLD
                                      COLUMBIA, LLC ARE-11025 ROSELLE
                                      STREET, LLC ARE-170 WILLIAMS DRIVE,
                                      LLC ARE-3005 FIRST AVENUE, LLC
                                      ARE-15020 SHADY GROVE, LLC ARE-5
                                      TRIANGLE DRIVE, LLC ARE-50 WEST
                                      WATKINS MILL, LLC ARE-100 PHILLIPS
                                      PARKWAY, LLC ARE-279 PRINCETON ROAD,
                                      LLC ARE-2001 ALICEANNA STREET, LLC
                                      ARE-3770 TANSY STREET, LLC ARE-10505
                                      ROSELLE STREET, LLC
                                      ARE-9363/9373/9393 TOWN CENTRE, LLC
                                      ARE-2425/2400/2450 GARCIA BAYSHORE,
                                      LLC


                                      By:      Alexandria Real Estate
                                               Equities, L.P., their sole
                                               member

                                               By:  ARE-QRS Corp., its general
                                                    partner


                                                    By:_________________________
                                                        Its:


                                      ARE-79/96 CHARLESTOWN NAVY YARD, LLC
                                      ARE-280 POND STREET, LLC
                                      ARE-60 WESTVIEW, LLC

                                      By:      AREE-Holdings, L.P., their
                                               managing member

                                               By:  ARE-GP Holdings QRS Corp.,
                                                    its general partner


                                                    By:_________________________
                                                        Its:

                                   ARE-5100/5110 CAMPUS DRIVE, L.P.
                                   ARE-702 ELECTRONIC DRIVE, L.P.

                                   By:    AREE-Holdings, L.P., their general
                                          partner

                                          By:  ARE-GP Holdings QRS Corp., its
                                               general partner


                                               By:_______________________
                                                   Its:


                                          ARE-10933 NORTH TORREY PINES, LLC
                                          ARE-11099 NORTH TORREY PINES, LLC

                                          By:  Alexandria Real Estate Equities,
                                               Inc., their sole member


                                               By:_________________________
                                                    Its:
Address for all the foregoing:

Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101
Attn:  Joel S. Marcus, Chief Executive Officer
Telecopier:       (626) 578-0770
Telephone:        (626) 578-0777

                                    EXHIBIT L

                            JOINT BORROWER PROVISIONS

     1. ATTORNEY-IN-FACT. For the purpose of implementing the joint borrower provisions of the Loan Documents, Borrowers hereby irrevocably appoint each other as their agent and attorney-in-fact for all purposes of the Loan Documents, INCLUDING the giving and receiving of notices and other communications.

     2. ACCOMMODATION. It is understood and agreed that the handling of this credit facility on a joint borrowing basis as set forth in this Agreement is solely as an accommodation to the Borrowers and at their request. Accordingly, the Managing Agent and the Banks are entitled to rely, and shall be exonerated from any liability for relying upon, any Loan Request or Competitive Bid Request made by a purported officer of any Borrower without the need for any consent or other authorization of any other Borrower and upon any information or certificate provided on behalf of any Borrower by a purported officer of such Borrower.

     3. RIGHTS OF MANAGING AGENT AND THE BANKS. Each Borrower acknowledges that, except to the extent of the borrowings made by it and the proceeds received by it, the Obligations undertaken by it under the Loan Documents will or may guarantee Obligations of other Borrowers (the "Guaranteed Obligations") and, in full recognition of that fact, each Borrower consents and agrees that the Managing Agent for the benefit of the Banks may, at any time and from time to time, agree with any one Borrower to, without notice or demand to the other Borrowers, and without affecting the enforceability of the Obligations under any Loan Document:

         a. supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

         b. supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guaranteed Obligations or any part thereof or any of the Loan Documents or any security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

         c. accept new or additional instruments, documents or agreements relative to any of the Loan Documents or the Guaranteed Obligations or any part thereof;

         d.   accept partial payments on the Guaranteed Obligations;

         e. receive and hold additional security or guaranties for the Guaranteed Obligations or any part thereof;

         f. release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties for the Guaranteed Obligations, and apply any security and direct the order or manner of sale thereof as the Managing Agent, on behalf of the Banks, in its sole and absolute discretion may determine;

         g. release any Person or any guarantor from any personal liability with respect to the Guaranteed Obligations or any part thereof;

         h. settle, release on terms satisfactory to the Managing Agent and the Banks or by operation of applicable laws or otherwise liquidate or enforce any Guaranteed Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

         i. consent to the merger, change or any other restructuring or termination of the existence of any Borrower or any other Person, and correspondingly restructure the Guaranteed Obligations, and any such merger, change, restructuring or termination shall not affect the liability of the other Borrowers or the continuing existence of any Lien securing the Guaranteed Obligations under any Loan Document to which such Borrowers are party or the enforceability hereof or thereof with respect to all or any part of the Guaranteed Obligations.

         Upon the occurrence of and during the continuance of any Event of Default, the Managing Agent and the Banks may enforce each Loan Document independently as to each Borrower and independently of any other remedy or security the Managing Agent and the Banks at any time may have or hold in connection with the Guaranteed Obligations, and it shall not be necessary for the Managing Agent and the Banks to marshal assets in favor of any of the Borrowers or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce such Loan Document. Each of the Borrowers expressly waives the benefit of all appraisement, valuation, stay, extension, homestead, exemption or redemption laws which such Person may claim or seek to take advantage of in order to prevent or hinder the enforcement of any of the Loan Documents or the exercise by the Banks or the Managing Agent of any of their respective remedies under the Loan Documents, and the Borrowers further expressly waive any right to require the Managing Agent or any Bank to marshal assets in favor of any Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that the Managing Agent and the Banks may proceed against any Persons and/or collateral in such order as they shall determine in their sole and absolute discretion. The Managing Agent and the Banks may file a separate action or actions against any Borrower, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each of the Borrowers expressly waives the benefit of any statute(s) of limitations affecting its liability under the Loan Documents or the enforcement of the Guaranteed Obligations or any Liens created or granted by any Loan Document. The rights of the Managing Agent and the Banks hereunder and under the Loan Documents shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by the Managing Agent or any Bank upon the bankruptcy, insolvency or reorganization of any Borrower or any other Person, or otherwise, all as though such amount had not been paid. The enforceability of the Loan Documents at all times shall remain effective as to each Borrower as to the Guaranteed Obligations of such Borrower even though such Guaranteed Obligations, INCLUDING any part thereof may be or hereafter may become invalid or otherwise unenforceable as against any other Borrowers or any other Person and whether or not any of the other Borrowers or any other Person shall have any personal liability with respect thereto. Each of the Borrowers expressly waives in respect of the Guaranteed Obligations any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any of the other Borrowers or any other Person with respect to the Guaranteed Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations, (c) the cessation for any cause whatsoever of the liability of any other Borrower or any other Person (OTHER THAN by reason of the full payment and performance of all Obligations), (d) any failure of the Managing Agent or any Bank to marshal assets in favor of any of the other Borrowers or any other Person,
(e) except as otherwise required by law or as provided in any Loan Document, any failure of the Managing Agent or any Bank to give notice of sale or other disposition of collateral to any of the other Borrowers or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise required by law or as provided in any Loan Document, any failure of the Managing Agent or any Bank to comply with applicable laws in connection with the sale or other disposition of any collateral or other security for any Obligation, including without limitation, any failure of Managing Agent or any Bank to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Guaranteed Obligation, (g) any incapacity, lack of authority, death or disability of the other Borrowers or any other Person,
(h) any failure of the Banks or Managing Agent to give notice of the existence, creation or incurring of any new or additional indebtedness or other obligation or of any action or nonaction on the part of any other Person in connection with the Loan Documents, including the waiver of any conditions to the making of any advance of proceeds of any Loan, (i) any failure on the part of the Banks or Managing Agent to ascertain the extent or nature of any assets of any Person or any insurance or other rights with respect thereto, or the liability of any party liable for the Loan Documents or the obligations evidenced or secured thereby, (j) except as specifically required in the Loan Documents, any notice of intention to accelerate any of the Obligations or any notice of acceleration of the Obligations, (k) any lack of acceptance or notice of acceptance of this Agreement by Banks or Managing Agent, (l) any lack of presentment, demand, protest, or notice of dishonor, demand, protest or nonpayment with respect to any indebtedness or obligations under any of the Loan Documents, (m) except as specifically required in the Loan Documents, any lack of other notices to which the Borrowers, or any of them, might otherwise be entitled, (n) any invalidity or irregularity, in whole or in part, of any one or more of the Loan Documents,
(o) the inaccuracy of any representation or other provision contained in any Loan Document, (p) any sale or assignment of the Loan Documents, in whole or in part, (q) any sale or assignment by any of the Borrowers of any assets of such Person, or any portion thereof, whether or not consented to by the Banks or Managing Agent, (r) the dissolution or termination of existence of any Borrower or any other Person, (s) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of any Borrower, (t) any failure or delay of Managing Agent or the Banks to commence an action against Borrowers, to assert or enforce any remedies against Borrowers under the Notes or the

Loan Documents, or to realize upon any security, (u) the compromise, settlement, release or termination of any or all of the obligations of a Borrower under the Notes or the Loan Documents, (v) any act or omission of the Managing Agent or any Bank or others that directly or indirectly results in or aids the discharge or release of any other Borrower or any other Person or any other security or guaranty for the Guaranteed Obligations by operation of law or otherwise, (w) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (x) any failure of the Managing Agent or any Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (y) the election by the Managing Agent or any Bank, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (z) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code, (aa) any use of cash collateral under Section 363 of the United States Bankruptcy Code,
(bb) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (cc) the avoidance of any Lien in favor of the Managing Agent or the Banks for any reason, (dd) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding, (ee) to the extent permitted, the benefits of any form of one-action rule, or (ff) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which a Borrower might otherwise be entitled with respect to the Guaranteed Obligations.

     4. FINANCIAL INFORMATION. Each of the Borrowers represents and warrants to the Managing Agent and the Banks that such Borrower has established adequate means of obtaining from the other Borrowers, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the other Borrowers and their respective assets, and each of the Borrowers now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the other Borrowers and their respective assets. Each of the Borrowers hereby expressly waives and relinquishes any duty on the part of the Managing Agent and the Banks to disclose to such Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of any other Borrower or such other Borrower's assets, whether now known or hereafter known by the Managing Agent and the Banks during the life of this Agreement, whether such matter, fact or thing materially increases the risks to such Borrower or not.

     5. WAIVERS CONCERNING LIENS. In the event that all or any part of the Guaranteed Obligations at any time are secured by any one or more deeds of trust, security deeds or mortgages creating or granting Liens on any interests in Real Property, each of the Borrowers authorizes the Managing Agent and the Banks, upon the occurrence of and during the continuance of any Event of Default, at their sole option, without notice or demand and without affecting any Obligations, the enforceability of the Guaranteed Obligations under this Agreement, or the validity or enforceability of any Liens of the Managing Agent and the Banks on any collateral securing the Guaranteed Obligations, to foreclose any or all of such deeds of trust, security deeds or mortgages by judicial or nonjudicial sale. Insofar as the Liens created by the Loan Documents secure the Guaranteed Obligations of other Persons (a) each of the Borrowers expressly waives any defenses to the enforcement of this Agreement or the other Loan Documents or any Liens created or granted hereby or by the other Loan Documents or to the recovery by the Managing Agent and the Banks against any other Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of such Borrower and may preclude any of them from obtaining reimbursement or contribution from any other Person and (b) each of the Borrowers expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction and all other suretyship defenses it otherwise might or would have under California law or other applicable law.

     6. CONTRIBUTION. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Borrower is a party, each of the Borrowers hereby waives with respect to each other Borrower and its respective successors and assigns (including any surety) and any other party any and all rights at or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to indemnity, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which each of the Borrowers may have or hereafter acquire against any other Borrower or any other party in connection with or as a result of any Borrower's execution, delivery and/or performance of this Agreement or any other Loan Document to which any such Borrower is a party. In connection with the foregoing, each of the Borrowers expressly waives any and all rights of subrogation to the Banks or Managing Agent against the other of the Borrowers, and each of the Borrowers hereby waives any rights to enforce any remedy which the Banks or Managing Agent may have against the other of the Borrowers and any rights to participate in any collateral or any other assets of the other Borrowers. Each of the Borrowers agrees that it shall not have or assert any such rights against any other Borrower or any such Borrower's successors and assigns or any other Person (INCLUDING any surety, Managing Agent or any Bank), either directly or as an attempted setoff to any action commenced against such Borrower by the other such Borrower (as borrower or in any other capacity) or any other Person. Each of the Borrowers hereby acknowledges and agrees that this waiver is intended to benefit the Managing Agent and the Banks and shall not limit or otherwise affect any of the Borrowers' liability hereunder, under any other Loan Document to which any Borrower is a party, or the enforceability hereof or thereof. Without limiting the generality of the foregoing and to the extent otherwise applicable, each of the Borrowers hereby waives discharge by waiving all defenses based on suretyship or impairment of collateral securing the Guaranteed Obligations.

     7. RELIANCE BY BANKS AND MANAGING AGENT. Each of the Borrowers warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which each of the Borrowers otherwise may have against the other Borrowers, the Managing Agent, the Banks, or others, or against any collateral securing the Guaranteed Obligations. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

     8. APPLICABILITY. For purposes of this Agreement, the provisions of Paragraphs 5 and 6 above shall apply and be effective only to the extent that any court, tribunal or other governmental agency shall have deemed Borrowers to be sureties of one another rather than co-borrowers.

     9. WAIVER OF AUTOMATIC OR SUPPLEMENTAL STAY. Each of the Borrowers represents, warrants and covenants to the Banks and Managing Agent that in the event of the filing of any voluntary or involuntary petition in bankruptcy by or against any Borrower at any time following the execution and delivery of this Agreement, none of the other Borrowers shall seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Section 105 of the United States Bankruptcy Code or any other provision of the United States Bankruptcy Code, to stay, interdict, condition, reduce or inhibit the ability of the Banks or Managing Agent to enforce any rights it has by virtue of this Agreement, the Loan Documents, or at law or in equity, or any other rights the Banks or Managing Agent has, whether now or hereafter acquired, against any other Borrower or against any property owned by any other Borrower.

     10. SUBORDINATION. In addition to and without in any way limiting the foregoing, each of the Borrowers hereby subordinates any and all indebtedness it may now or hereafter owe to such other Borrower to all indebtedness of the Borrowers to the Banks and Managing Agent, and agrees with the Banks and Managing Agent that neither of the Borrowers shall claim any offset or other reduction of such Borrower's obligations hereunder because of any such indebtedness and shall not take any action to obtain any collateral or any other assets of the other Borrower.

                                    EXHIBIT M

                             FORM OF SWING LOAN NOTE

$_____________                 Los Angeles, California          __________, 2000


         FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to ______________________________________ or order, in accordance with the terms of that certain Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000 (the "Loan Agreement"), as from time to time in effect, among the undersigned, BankBoston, N.A., for itself and as Managing Agent, and such other Banks as may be from time to time named therein, to the extent not sooner paid, on or before the Maturity Date the principal sum of ______________________________________ and No/100 Dollars ($________________),
or such amount as may be advanced by the payee hereof under the Loan Agreement as Swing Loans with daily interest from the date hereof, computed as provided in the Loan Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Loan Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Loan Agreement. Interest shall be payable on the dates specified in the Loan Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

         This is the "Swing Loan Note" referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Swing Loan Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

         Interest shall be payable on the outstanding daily unpaid principal amount of each Swing Loan made hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement, to the fullest extent permitted by applicable Law.

         The amount of each payment hereunder shall be made to the Managing Agent at the Managing Agent's Office for the account of the Swing Loan Bank in immediately available funds not later than 1:00 p.m. (Boston, Massachusetts time) on the day of payment (which must be a

Banking Day). All payments received after 1:00 p.m. (Boston, Massachusetts time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

         The Swing Loan Bank shall use its best efforts to keep a record of Swing Loans made by it and payments of principal received by it with respect to this Swing Loan Note, and such record shall be presumptive evidence of the amounts owing under this Swing Loan Note. Notwithstanding the foregoing, the failure by the Swing Loan Bank to keep such a record shall not affect the undersigneds obligation to pay the indebtedness evidenced hereby.

         The undersigned hereby promise to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigneds' obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including reasonably allocated costs of legal counsel employed by the Managing Agent or the holder), whether or not an action is filed in connection therewith.

         The undersigned hereby waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         The undersigned agree that their liability hereunder is joint and several, absolute and unconditional without regard to the liability of any other party. All provisions of this Swing Loan Note shall apply to each of the undersigned.

         THIS SWING LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

                                 ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                 By:      ___________________________
                                          Its:


                                 ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                 By:      ARE-QRS Corp., its general partner


                                          By:___________________________
                                                   Its:


                                 ARE-QRS CORP.


                                 By:___________________________
                                      Its:


                                 ARE ACQUISITIONS, LLC
                                 ARE-708 QUINCE ORCHARD, LLC
                                 ARE-940 CLOPPER ROAD, LLC
                                 ARE-1201 HARBOR BAY, LLC
                                 ARE-1401 RESEARCH BOULEVARD, LLC
                                 ARE-1500 EAST GUDE, LLC
                                 ARE-JOHN HOPKINS COURT, LLC

                                 By:      ARE-QRS Corp., their managing member


                                          By:___________________________
                                                   Its:

                                            ARE-4757 NEXUS CENTRE, LLC ARE-215
                                            COLLEGE ROAD, LLC ARE-819/863 MITTEN
                                            ROAD, LLC ARE-150/154 TECHNOLOGY
                                            PARKWAY, LLC ARE-8000/9000/10000
                                            VIRGINIA MANOR, LLC ARE-19
                                            FIRSTFIELD ROAD, LLC ARE-10150 OLD
                                            COLUMBIA, LLC ARE-11025 ROSELLE
                                            STREET, LLC ARE-170 WILLIAMS DRIVE,
                                            LLC ARE-3005 FIRST AVENUE, LLC
                                            ARE-15020 SHADY GROVE, LLC ARE-5
                                            TRIANGLE DRIVE, LLC ARE-50 WEST
                                            WATKINS MILL, LLC ARE-100 PHILLIPS
                                            PARKWAY, LLC ARE-279 PRINCETON ROAD,
                                            LLC ARE-2001 ALICEANNA STREET, LLC
                                            ARE-3770 TANSY STREET, LLC ARE-10505
                                            ROSELLE STREET, LLC
                                            ARE-9363/9373/9393 TOWN CENTRE, LLC
                                            ARE-2425/2400/2450 GARCIA BAYSHORE,
                                            LLC


                                            By:      Alexandria Real Estate
                                                     Equities, L.P., their sole
                                                     member

                                                     By:   ARE-QRS Corp., its
                                                           general partner


                                                           By:________________
                                                                    Its:


                                            ARE-79/96 CHARLESTOWN NAVY YARD, LLC
                                            ARE-280 POND STREET, LLC
                                            ARE-60 WESTVIEW, LLC

                                            By:      AREE-Holdings, L.P., their
                                                     managing member

                                                     By:   ARE-GP Holdings QRS
                                                           Corp., its general
                                                           partner


                                                           By:_______________
                                                              Its:

                                           ARE-5100/5110 CAMPUS DRIVE, L.P.
                                           ARE-702 ELECTRONIC DRIVE, L.P.

                                           By:    AREE-Holdings, L.P., their
                                                  general partner

                                                  By:    ARE-GP Holdings QRS
                                                         Corp., its general
                                                         partner


                                                         By:____________________
                                                                  Its:


                                           ARE-10933 NORTH TORREY PINES, LLC
                                           ARE-11099 NORTH TORREY PINES, LLC

                                           By:    Alexandria Real Estate
                                                  Equities, Inc., their sole
                                                  member


                                                  By:_________________________
                                                          Its:



Address for all the foregoing:

Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101
Attn:  Joel S. Marcus, Chief Executive Officer
Telecopier:    (626) 578-0770
Telephone:     (626) 578-0777

                                                  EXHIBIT N

                                      FORM OF LETTER OF CREDIT REQUEST


BankBoston, N.A., for itself and as Agent
115 Perimeter Center Place, Suite 500
Atlanta, Georgia 30346
Attn: Dan Stegemoeller
(770) 390-8434 (FAX)

Ladies and Gentlemen:

         Pursuant to the provisions of Section 2.6 of the Second Amended and Restated Revolving Loan Agreement dated as of February 11, 2000, as from time to time in effect (the "Loan Agreement"), among the undersigned (the "Borrowers"), BankBoston, N.A., for itself and as Managing Agent and the other Banks from time to time party thereto, the Borrowers hereby request and certify as follows:

         1. LETTER OF CREDIT. The Borrowers hereby request a Letter of Credit to be issued under Section 2.6 of the Loan Agreement:

                  Date:  ______________________________________.

                  Principal Amount:  $_________________________.

                  Beneficiary: ________________________________.

                  Expiration Date: ____________________________.

         2. USE OF PROCEEDS. Such Letter of Credit shall be used for the purposes permitted by Section 5.9 of the Loan Agreement.

         3. NO DEFAULT. The undersigned Responsible Official of the Borrowers certifies that the Borrowers are and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of the Letter of Credit requested hereby.

         4. REPRESENTATIONS TRUE. In connection with the request, the Borrowers certify:

                  a. As to the Letter of Credit, now and as of the date of the requested Letter of Credit, EXCEPT (i) for representations and warranties which expressly speak as of a particular date or which are no longer true and correct as a result of a change permitted by the Agreement or (ii) as disclosed by Borrowers and approved in writing by the Requisite Banks, each representation and warranty made by Borrowers in ARTICLE 4 of the Agreement (OTHER THAN Sections 4.4, 4.6 (first sentence), 4.10 and 4.18 to the extent such representations relate expressly to an earlier date) will be true and correct in all material respects, both immediately before and after giving effect to such Letter of Credit, as though such representations and warranties were made on and as of that date; and

                  b. As to the Letter of Credit, OTHER THAN matters described in
SCHEDULE 4.10 to the Loan Agreement or required as of the Closing Date to be therein described, there is no action, suit, proceeding or investigation pending or threatened against or affecting Parent or any of its Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect.

         5. OTHER CONDITIONS. All other conditions to the issuance of the Letter of Credit requested hereby set forth in Section 2.6 and ARTICLE 8 of the Loan Agreement have been satisfied.

         6. ISSUANCE DATE. Except to the extent, if any, specified by notice actually received by the Managing Agent prior to the issuance date specified above, the foregoing representations and warranties shall be deemed to have been made by the Borrowers on and as of such issuance date.

         7. DEFINITIONS. Terms defined in the Loan Agreement are used herein with the meanings so defined.

         IN WITNESS WHEREOF, the undersigned have by their duly authorized officers executed this request as of the__ day of _______, 200__.

                                   ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                   By:      ___________________________
                                            Its:

                                   ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                   By:      ARE-QRS Corp., its general partner


                                            By:___________________________
                                                     Its:


                                   ARE-QRS CORP.


                                   By:___________________________
                                        Its:


                                   ARE ACQUISITIONS, LLC
                                   ARE-708 QUINCE ORCHARD, LLC
                                   ARE-940 CLOPPER ROAD, LLC
                                   ARE-1201 HARBOR BAY, LLC
                                   ARE-1401 RESEARCH BOULEVARD, LLC
                                   ARE-1500 EAST GUDE, LLC
                                   ARE-JOHN HOPKINS COURT, LLC

                                   By:      ARE-QRS Corp., their managing member


                                            By:___________________________
                                                     Its:

                                   ARE-4757 NEXUS CENTRE, LLC ARE-215
                                   COLLEGE ROAD, LLC ARE-819/863 MITTEN
                                   ROAD, LLC ARE-150/154 TECHNOLOGY
                                   PARKWAY, LLC ARE-8000/9000/10000
                                   VIRGINIA MANOR, LLC ARE-19
                                   FIRSTFIELD ROAD, LLC ARE-10150 OLD
                                   COLUMBIA, LLC ARE-11025 ROSELLE
                                   STREET, LLC ARE-170 WILLIAMS DRIVE,
                                   LLC ARE-3005 FIRST AVENUE, LLC
                                   ARE-15020 SHADY GROVE, LLC ARE-5
                                   TRIANGLE DRIVE, LLC ARE-50 WEST
                                   WATKINS MILL, LLC ARE-100 PHILLIPS
                                   PARKWAY, LLC ARE-279 PRINCETON ROAD,
                                   LLC ARE-2001 ALICEANNA STREET, LLC
                                   ARE-3770 TANSY STREET, LLC ARE-10505
                                   ROSELLE STREET, LLC
                                   ARE-9363/9373/9393 TOWN CENTRE, LLC
                                   ARE-2425/2400/2450 GARCIA BAYSHORE,
                                   LLC


                                   By:   Alexandria Real Estate Equities, L.P.,
                                         their sole member

                                         By:    ARE-QRS Corp., its general
                                                partner


                                                By:____________________________
                                                         Its:

                                   ARE-79/96 CHARLESTOWN NAVY YARD, LLC
                                   ARE-280 POND STREET, LLC
                                   ARE-60 WESTVIEW, LLC

                                   By:   AREE-Holdings, L.P., their managing
                                         member

                                         By:    ARE-GP Holdings QRS Corp., its
                                                general partner


                                                By:_________________________
                                                      Its:

                                ARE-5100/5110 CAMPUS DRIVE, L.P.
                                ARE-702 ELECTRONIC DRIVE, L.P.

                                By:   AREE-Holdings, L.P., their general partner

                                      By:    ARE-GP Holdings QRS Corp., its
                                             general partner


                                             By:_______________________
                                                      Its:


                                ARE-10933 NORTH TORREY PINES, LLC
                                ARE-11099 NORTH TORREY PINES, LLC

                                By:   Alexandria Real Estate Equities, Inc.,
                                      their sole member


                                      By:_________________________
                                               Its:


Address for all the foregoing:

Alexandria Real Estate Equities, Inc.
135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101
Attn:  Joel S. Marcus, Chief Executive Officer
Telecopier:    (626) 578-0770
Telephone:     (626) 578-0777

                                  SCHEDULE 1.1

                              BANKS AND COMMITMENTS


NAME AND ADDRESS                                  COMMITMENT                    PRO RATA SHARE
BankBoston, N.A.                                  $55,000,000.00                16.9230769%
100 Federal Street
Boston, Massachusetts 02110
Attn:  Real Estate Division

Eurodollar Lending Office
         same as above

The Chase Manhattan Bank                          $35,000,000.00                10.7692308%
Chase Real Estate Finance
270 Park Avenue, 31st Floor
New York, New York 10017-2014
Attn:  Mr. John Mix

Eurodollar Lending Office
         same as above

First Union National Bank                         $35,000,000.00                10.7692308%
One First Union Center
TW-6 NC-0166
301 S.  College Street
Charlotte, NC 28288-0166
Attn:  Ms.  Cynthia A.  Bean

Eurodollar Lending Office
         same as above

Societe Generale, Southwest Agency                $35,000,000.00                10.7692308%
2001 Ross Avenue
Suite 4900
Dallas, Texas 75201
Attn:  Mr. Scott Gosslee

Eurodollar Lending Office
         same as above


Dresdner Bank AG, New York and Grand Cayman
 Branches                                         $32,000,000.00                 9.8461538%
333 South Grand Avenue. Suite 1700
Los Angeles, California  90071
Attn: Mr. John Cobus

Eurodollar Lending Office
         same as above

KeyBank National Association                      $25,000,000.00                 7.6923077%
127 Public Square
MCOH-01-27-0603
Cleveland, Ohio  44114
Attn: Mr. John Scott

Eurodollar Lending Office
         Same as above

Riggs Bank, N.A.                                  $15,000,000.00                 4.6153846%
Commercial Banking
808 17th Street, N.W., 7th Floor
Washington, D.C.  20006
Attn: Ms. Amanda Visser

Eurodollar Lending Office
         same as above

Chevy Chase Bank                                  $15,000,000.00                 4.6153846%
8401 Connecticut Avenue
Chevy Chase, Maryland 20815
Attn: Mr. Eric A.  Lawrence

Eurodollar Lending Office
         same as above

Citizens Bank of Massachusetts                    $15,000,000.00                 4.6153846%
One Citizens Plaza RC0440
Providence, Rhode Island 02903
Attn: Mr. Craig Schermerhorn

Eurodollar Lending Office
         same as above


Summit Bank                                       $15,000,000.00                 4.6153846%
Commerce Center
1800 Chapel Avenue West
Cherry Hills, New Jersey 08002
Attn: Ms. Kellie Anderson

Eurodollar Lending Office
         same as above

Crestar Bank                                      $15,000,000.00                 4.6153846%
8245 Boone Boulevard
Suite 820
Vienna, Virginia  22182
Attn: Mr. Gregory Horstman
Eurodollar Lending Office
         same as above

Sovereign Bank                                    $15,000,000.00                 4.6153846%
50 Rowes Wharf
Suite 430
Boston, Massachusetts  02110
Attn: Mr. Thomas W. Nadeau
Eurodollar Lending Office
         same as above

Manufacturers Bank                                $10,000,000.00                 3.0769231%
515 S.  Figueroa Street
Suite 1230
Los Angeles, CA 90071
Attn: Mr.  Dana Morken
Eurodollar Lending Office
         same as above


The Industrial Bank of Japan, Limited             $ 8,000,000.00                 2.4615385%
350 South Grand Avenue
Suite 1500
Los Angeles, California  90071
Attn:  Mr. Takeshi Kubo
Eurodollar Lending Office
         same as above

                                                  -------------                  ------------
                                                  $325,000,000.00                100.0%

Percentages may not equal 100% due to rounding.

                                  SCHEDULE 1.2

                  TEST DEBT SERVICE COVERAGE AMOUNT CALCULATION

EXAMPLE ONLY

      BORROWING BASE - DEBT SERVICE COVERAGE LIMIT:


Adjusted NOI from Unencumbered Asset Pool for most recent                                    $  47,944,000
      four quarters

Test Debt Service Coverage Amount:
         Total Unsecured Indebtedness                                                        $ 205,000,000
         Treasury Base Rate plus 2%                                                                  8.10%
         Test Debt Service Coverage Amount*                                                  $  19,149,929


         Coverage of Test Debt Service Coverage Amount                                                2.5x


      * Test Debt Service Coverage amount based upon the Treasury rate + 2% on a 25 year amortization schedule

                                                                 Schedule 4.4 to
                            Second Amended and Restated Revolving Loan Agreement

                                  SUBSIDIARIES

------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ENTITY NAME                           PROPERTY OWNED           STATE OF        DATE FORMED    STATE(S)      OWNERS/INTERESTS
                                                               FORMATION                      QUALIFIED
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
Alexandria Real Estate Equities,      1102 & 1124 Columbia     MD              10/27/94       CA            publicly traded NYSE
Inc.                                  St., Seattle, WA                                        WA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
Alexandria Real Estate Equities,      None                     DE              12/10/97                     1% GP: ARE-QRS Corp.
L.P.                                                                                                        1% LP ARE-QRS Corp.
                                                                                                            98% LP: AREE
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE Acquisitions, LLC                 1330 Piccard Dr.,        DE              12/20/96       MD            1% managing: ARE-QRS
Formerly PW Acquisitions I, LLC       Rockville, MD                                                         99% nonmanaging:
                                      1550 E. Gude Dr.,                                                     AREE
                                      Rockville, MD
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
AREE-HOLDINGS, L.P.                   None                     DE              12/23/97                     1% GP: ARE-GP
                                                                                                            99% LP: ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
AREE-HOLDINGS II, L.P.                None                     DE              5/8/98                       1% GP: ARE-GP/II
                                                                                                            99% LP: ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-GP HOLDINGS QRS                   None                     DE              12/19/97                     100% AREE
CORP.
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-GP/II HOLDINGS QRS                None                     DE              5/8/98                       100% AREE
CORP.
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-GP/III HOLDINGS QRS               None                     DE              10/20/98                     100% AREE
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------


------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ENTITY NAME                           PROPERTY OWNED           STATE OF        DATE FORMED    STATE(S)      OWNERS/INTERESTS
                                                               FORMATION                      QUALIFIED
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-QRS Corp.                         25,35 & 45 W. Watkins    MD              9/9/96         CA            100% AREE
                                      Mill Rd.,                                               WA
                                      Gaithersburg, MD
                                      300 & 401 Professional
                                      Dr., Gaithersburg, MD
                                      1311&1401 Harbor Bay
                                      Parkway, Alameda, CA
                                      1413 Research Blvd.,
                                      Rockville, MD
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-John Hopkins Court, LLC           3530 & 3550 John         DE              7/2/97         CA            1% managing: ARE-QRS
                                      Hopkins Court, San                                                    99% nonmanaging: AREE
                                      Diego, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-Metropolitan Grove I, LLC         1201 Clopper Road,       DE              12/19/97       MD            100% ARE, LP
                                      Gaithersburg, MD
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-Nexus Centre II, LLC              vacant parcel            DE              3/17/98        CA            100% ARE, LP
                                      adjoining 4757 Nexus
                                      Centre Dr., San Diego
                                      CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-One Innovation Drive, LLC         One Innovation Drive,    DE              9/3/98         MA            1% managing: HOLDINGS
                                      Worcester, MA (aka 3                                                  99% nonmanaging:
                                      Biotech)                                                              ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-Western Newbrook, LLC             3000 & 3018 Western,     DE              name changed   WA            1% managing:
                                      Seattle, WA                              5/11/98        VA            HOLDINGS II
(formerly known as ARE-3000/3018      14225 Newbrook Dr.,                                                   99% nonmanaging:
Western, LLC)                         Chantilly, VA                                                         ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-Five Biotech, LLC                 381 Plantation Street,   DE              9/3/98         MA            1% managing: HOLDINGS
                                      Worcester, MA                                                         99% nonmanaging:
                                                                                                            ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-5 Triangle Drive, LLC             5 Triangle Drive,        DE              7/9/98         NC            100% ARE, LP
                                      Research Triangle
                                      Park, NC
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-19 Firstfield Road, LLC           19 Firstfield Road       DE              4/20/98        MD            100% ARE, LP
                                      Gaithersburg, MD
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------


------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ENTITY NAME                           PROPERTY OWNED           STATE OF        DATE FORMED    STATE(S)      OWNERS/INTERESTS
                                                               FORMATION                      QUALIFIED
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-50 West Watkins Mill, LLC         50 West Watkins Mill     DE              8/27/98        MD            100% ARE, LP
                                      Road, Gaithersburg, MD
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-60 Westview, LLC                  60 Westview Street,      DE              8/11/98        MA            1% managing:
                                      Lexington, MA                                                         HOLDINGS, LP
                                                                                                            99% nonmanaging:
                                                                                                            ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-79/96 Charlestown Navy Yard, LLC  Building 79              DE              12/31/97       MA            1% managing:
                                      Building 96                                                           HOLDINGS, LP
                                      Charlestown Navy Yard,                                                99% nonmanaging:
                                      Charlestown, MA                                                       ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-100 Phillips Parkway, LLC         100 Phillips Parkway,    DE              9/23/98        NJ            100% ARE, LP
                                      Montvale, NJ
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-100/800/801 Capitola, LLC         100, 800 & 801           DE              12/16/97       NC            100% ARE, LP
                                      Capitola Drive,
                                      Durham, NC
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-104 Alexander Road, LLC           104 Alexander,           DE              5/5/98         NC            100% ARE, LP
                                      Research Triangle
                                      Park, NC
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-129/153/161 Hill Street, LLC      129/153/161 North Hill   DE              11/23/99       CA            100% ARE, LP
                                      Street, Pasadena CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-150/154 Technology Parkway, LLC   150 & 154 Technology     DE              4/15/98        GA            100% ARE, LP
                                      Parkway, Norcross, GA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-170 Williams Drive, LLC           170 Williams Drive       DE              5/18/98        NJ            100% ARE, LP
                                      Ramsey, NJ
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-215 College Road, LLC             215 College Road,        DE              12/19/97       NJ            100% ARE, LP
                                      Paramus, NJ
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-279 Princeton Road, LLC           279 Princeton Road,      DE              8/27/98        NJ            100% ARE, LP
                                      Princeton, NJ
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-280 Pond Street, LLC              280 Pond Street          DE              4/13/98        MA            1% managing: HOLDINGS
                                      Randolph, MA                                                          99% nonmanaging:
                                                                                                            ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------


------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ENTITY NAME                           PROPERTY OWNED           STATE OF        DATE FORMED    STATE(S)      OWNERS/INTERESTS
                                                               FORMATION                      QUALIFIED
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-377 Plantation Street, LLC        377 Plantation Street,   DE              9/3/98         MA            1% managing: HOLDINGS
                                      Worcester, MA                                                         99% nonmanaging:
                                                                                                            ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-620 Memorial Drive, LLC           620 Memorial Drive,      DE              10/23/98       MA            1% managing: HOLDINGS
                                      Cambridge, MA                                                         99% nonmanaging:
                                                                                                            ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-702 Electronic Drive, L.P.        702 Electronic Drive     DE              3/24/98        PA            1% general partner:
                                      Horsham, PA                                                           HOLDINGS
                                                                                                            99% limited partner:
                                                                                                            ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-708 Quince Orchard, LLC           708 Quince Orchard       DE              8/14/97        MD            1% managing: ARE-QRS
                                      Road, Gaithersburg, MD                                                99% nonmanaging:
                                                                                                            AREE
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-819/863 Mitten Road, LLC          819-863 Mitten Road,     DE              12/19/97       CA            100% ARE, LP
                                      Burlingame, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-940 Clopper Road, LLC             940 Clopper Road,        DE              8/20/97        MD            1% managing: ARE-QRS
                                      Gaithersburg, MD                                                      99% nonmanaging:
                                                                                                            AREE
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-1201 Harbor Bay, LLC              1201 Harbor Bay          DE              11/17/97       CA            1% managing: ARE-QRS
                                      Parkway, Alameda, CA                                                  99% nonmanaging:
                                                                                                            AREE
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-1201 Clopper Loan, LLC            1201 Clopper Road,       DE              9/17/99        MD            100%
                                      Gaithersburg, MD                                                      ARE-METROPOLITAN
                                                                                                            GROVE I, LLC
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-1401 Research Boulevard, LLC      1401 Research Blvd.,     DE              8/28/97        MD            1% managing: ARE-QRS
                                      Gaithersburg, MD                                                      99% nonmanaging:
                                                                                                            AREE
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------


------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ENTITY NAME                           PROPERTY OWNED           STATE OF        DATE FORMED    STATE(S)      OWNERS/INTERESTS
                                                               FORMATION                      QUALIFIED
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-1431 Harbor Bay, LLC              1431 Harbor Bay          DE              5/20/97        CA            1% managing: ARE-QRS
                                      Parkway, Alameda, CA                                                  99% nonmanaging: AREE
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-1500 East Gude, LLC               1500 East Gude Dr.,      DE              11/5/97        MD            1% managing: ARE-QRS
                                      3 Taft Ct., & 32 Taft                                                 99% nonmanaging:
                                      Ct., Rockville, MD                                                    AREE
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-2001 Aliceanna Street, LLC        1935/2001/2023-2039      DE              6/30/98        MD            100% ARE, LP
                                      Aliceanna Street,
                                      Baltimore, MD
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-2425/2400/2450 Garcia Bayshore,   2425 Garcia Avenue &     DE              7/27/99        CA            100% ARE, LP
LLC                                   2400/2450 Bayshore
                                      Parkway, Mountain
                                      View, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-2625/2627/2631 Hanover, LLC       2625/2627/2631 Hanover   DE              3/23/99        CA            100% ARE, LP
                                      Street, Palo Alto, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-9363/9373/9393 Towne Centre, LLC  9363/9373/9393 Towne     DE              8/18/99        CA            100% ARE, LP
                                      Centre Drive, Mountain
                                      View, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-3005 First Avenue, LLC            3005 1st Avenue,         DE              5/8/98         WA            100% ARE, LP
                                      Seattle, WA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-3535/3565 General Atomics         3535 & 3565 General      DE              12/19/97       CA            100% AREE
Court, LLC                            Atomics Ct., San
                                      Diego, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-3770 Tansy Street, LLC            3770 Tansy Street, San   DE              8/11/98        CA            100% ARE, LP
                                      Diego, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-4757 Nexus Centre, LLC            4757 Nexus Centre Dr.,   DE              3/13/98        CA            100% ARE, LP
                                      San Diego CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-5100/5110 Campus Drive, L.P.      5100 & 5110 Campus       DE              3/24/98        PA            1% general partner:
                                      Dr., Philadelphia, PA                                                 HOLDINGS
                                                                                                            99% limited partner:
                                                                                                            ARE, LP
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-6166 Nancy Ridge, LLC             6166 Nancy Ridge Dr.,    DE              3/20/98        CA            100% ARE, LP
                                      San Diego, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------


------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ENTITY NAME                           PROPERTY OWNED           STATE OF        DATE FORMED    STATE(S)      OWNERS/INTERESTS
                                                               FORMATION                      QUALIFIED
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-8000/9000/10000 Virginia Manor,   8000, 9000, 10000        DE              12/31/97       MD            100% ARE, LP
LLC                                   Virginia Manor Road,
                                      Beltsville, MD
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-10150 Old Columbia, LLC           10150 Old Columbia       DE              12/19/97       MD            100% ARE, LP
                                      Road, Columbia,
                                      Maryland
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-10505 Roselle Street, LLC         10505 Roselle Street,    DE              7/27/98        CA            100% ARE, LP
                                      San Diego, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-10933 North Torrey Pines, LLC     10933 N. Torrey Pines    DE              12/19/97       CA            100% AREE
                                      Rd., San Diego, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-11025 Roselle Street, LLC         11025 Roselle Street,    DE              12/2/97        CA            100% ARE, LP
                                      San Diego, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-11099 North Torrey Pines, LLC     11099 N. Torrey Pines    DE              12/19/97       CA            100% AREE
                                      Rd., San Diego, CA
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------
ARE-15020 Shady Grove, LLC            15020 Shady Grove,       DE              6/5/98         MD            100% ARE, LP
                                      Rockville, MD
------------------------------------- ------------------------ --------------- -------------- ------------- ----------------------

                                                                 Schedule 4.7 to
                            SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT


              EXISTING LIENS, NEGATIVE PLEDGES AND RIGHTS OF OTHERS

As of the Closing Date, the Borrowers will have outstanding mortgage indebtedness as follows:


NAME OF PROPERTY                                                   MATURITY DATE OF LOAN
----------------                                                   ---------------------
3535/3565 General Atomics Court
San Diego, CA                                                      December 2014

1102/1124 Columbia Street
Seattle, WA                                                        May 2016

100/800/801 Capitola Drive
Durham, NC                                                         December 2006

1431 Harbor Bay Parkway
Alameda, CA                                                        January 2016

14225 Newbrook Drive, Chantilly VA &
3000/3018 Western Newbrook, Seattle WA                             May 2008

620 Memorial Drive
Cambridge, MA                                                      October 2007

One Innovation Drive
Worcester, MA                                                      January 2006

377 Plantation Street, Worcester MA &
6166 Nancy Ridge, San Diego CA                                     January 2010

381 Plantation Street
Worcester, MA                                                      June 2000

1201 Clopper Road
Gaithersburg, MD                                                   October 2001

                                                                 Schedule 4.7 to
                            SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

              EXISTING LIENS, NEGATIVE PLEDGES AND RIGHTS OF OTHERS

As of the Closing Date, the following properties are on ground leases:


NAME OF PROPERTY                                              TERM OF LEASE
----------------                                              -------------
Buildings 79 and 96 Charlestown Navy Yard
Charlestown, Massachusetts                                    September 2053/May 2055

8000/9000/10000 Virginia Manor Road
Beltsville, Maryland                                          July 2047

2425 Garcia Avenue & 2400/2450
Bayshore Parkway
Mountain View, California                                     September 2053

                                                                Schedule 4.10 to
                            SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                               MATERIAL LITIGATION

                                      None.

                                                                Schedule 4.17 to
                            SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                               HAZARDOUS MATERIALS

                                      None.

                                                                Schedule 4.18 to
                            SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                             INITIAL POOL PROPERTIES

The properties at the addresses set forth below are the Qualified Unencumbered Asset Pool Properties comprising the initial Unencumbered Asset Pool:

      1.       10933 North Torrey Pines Road                       San Diego, California
      2.       11099 North Torrey Pines Road                       San Diego, California
      3.       11025 Roselle Street                                San Diego, California
      4.       4757 Nexus Center Drive                             San Diego, California
      5.       10505 Roselle Street                                San Diego, California
      6.       3770 Tansy Street                                   San Diego, California
      7.       3530 John Hopkins Court                             San Diego, California
      8.       3550 John Hopkins Court                             San Diego, California
      9.       9363 Towne Centre Drive                             San Diego, California
      10.      9373 Towne Centre Drive                             San Diego, California
      11.      9393 Towne Centre Drive                             San Diego, California
      12.      1311 Harbor Bay Parkway                             Alameda, California
      13.      1401 Harbor Bay Parkway                             Alameda, California
      14.      1201 Harbor Bay Parkway                             Alameda, California
      15.      819-849 Mitten Road                                 Burlingame, California
      16.      863 Mitten Road/866 Malcolm Road                    Burlingame, California
      17.      2425 Garcia 2400/2450 Bayshore                      Mountain View, California
      18.      150/154 Technology Parkway                          Norcross, Georgia
      19.      2001 Aliceanna Street                               Baltimore, Maryland
      20.      8000/9000/10000 Virginia Manor Road                 Beltsville, Maryland
      21.      10150 Old Columbia Road                             Columbia, Maryland
      22.      300 Professional Drive                              Gaithersburg, Maryland
      23.      401 Professional Drive                              Gaithersburg, Maryland
      24.      25/35/45 West Watkins Mill Road                     Gaithersburg, Maryland
      25.      708 Quince Orchard Road                             Gaithersburg, Maryland
      26.      940 Clopper Road                                    Gaithersburg, Maryland
      27.      19 Firstfield Road                                  Gaithersburg, Maryland
      28.      15020 Shady Grove Road                              Gaithersburg, Maryland
      29.      50 W. Watkins Mill Road                             Gaithersburg, Maryland
      30.      1330 Piccard Drive                                  Rockville, Maryland
      31.      1401 Research Boulevard                             Rockville, Maryland
      32.      1413 Research Boulevard                             Rockville, Maryland
      33.      1500 East Gude Drive                                Rockville, Maryland
      34.      1550 East Gude Drive                                Rockville, Maryland
      35.      Buildings 79 and 96 Charlestown Navy Yard           Charlestown, Massachusetts
      36.      60 Westview Street                                  Lexington, Massachusetts
      37.      280 Pond Street                                     Randolph, Massachusetts
      38.      100 Phillips Parkway                                Montvale, New Jersey
      39.      215 College Road                                    Paramus, New Jersey
      40.      5100/5110 Campus Drive                              Philadelphia, Pennsylvania
      41.      279 Princeton Parkway                               Princeton, New Jersey
      42.      170 Williams Drive                                  Ramsey, New Jersey
      43.      5 Triangle Drive                                    Research Triangle Park, North Carolina
      44.      702 Electronic Drive                                Horsham, Pennsylvania
      45.      3005 First Avenue                                   Seattle, Washington

                                                                Schedule 4.19 to
                            SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                                  REAL PROPERTY

After the Closing Date, the properties owned by the Borrowers and their Subsidiaries are as follows:


      1.       10933 North Torrey Pines Road                       San Diego, California
      2.       3010 Science Park Road                              San Diego, California
      3.       11099 North Torrey Pines Road                       San Diego, California
      4.       3535 General Atomics Court                          San Diego, California
      5.       3565 General Atomics Court                          San Diego, California
      6.       11025 Roselle Street                                San Diego, California
      7.       4757 Nexus Center Drive                             San Diego, California
      8.       6166 Nancy Ridge Drive                              San Diego, California
      9.       10505 Roselle Street                                San Diego, California
      10.      3770 Tansy Street                                   San Diego, California
      11.      3530 John Hopkins Court                             San Diego, California
      12.      3550 John Hopkins Court                             San Diego, California
      13.      9363 Towne Centre Drive                             San Diego, California
      14.      9373 Towne Centre Drive                             San Diego, California
      15.      9393 Towne Centre Drive                             San Diego, California
      16.      129/153/161 North Hill Street                       Pasadena, California
      17.      1311 Harbor Bay Parkway                             Alameda, California
      18.      1401 Harbor Bay Parkway                             Alameda, California
      19.      1431 Harbor Bay Parkway                             Alameda, California
      20.      1201 Harbor Bay Parkway                             Alameda, California
      21.      819-849 Mitten Road                                 Burlingame, California
      22.      863 Mitten Road/866 Malcolm Road                    Burlingame, California
      23.      2625/2627/2631 Hanover Street                       Palo Alto, California
      24.      2425 Garcia 2400/2450 Bayshore                      Mountain View, California
      25.      150/154 Technology Parkway                          Norcross, Georgia
      26       2001 Aliceanna Street                               Baltimore, Maryland
      27.      8000/9000/10000 Virginia Manor Road                 Beltsville, Maryland
      28.      10150 Old Columbia Road                             Columbia, Maryland
      29.      300 Professional Drive                              Gaithersburg, Maryland
      30.      401 Professional Drive                              Gaithersburg, Maryland
      31.      25/35/45 West Watkins Mill Road                     Gaithersburg, Maryland
      32.      708 Quince Orchard Road                             Gaithersburg, Maryland
      33.      940 Clopper Road                                    Gaithersburg, Maryland
      34.      1201 Clopper Road                                   Gaithersburg, Maryland
      35.      19 Firstfield Road                                  Gaithersburg, Maryland
      36.      15020 Shady Grove Road                              Gaithersburg, Maryland
      37.      50 W. Watkins Mill Road                             Gaithersburg, Maryland
      38.      1330 Piccard Drive                                  Rockville, Maryland
      39.      1401 Research Boulevard                             Rockville, Maryland
      40.      1413 Research Boulevard                             Rockville, Maryland
      41.      1500 East Gude Drive                                Rockville, Maryland
      42.      1550 East Gude Drive                                Rockville, Maryland
      43.      620 Memorial Drive                                  Cambridge, Massachusetts
      44.      Buildings 79 and 96 Charlestown Navy Yard           Charlestown, Massachusetts
      45.      60 Westview Street                                  Lexington, Massachusetts
      46.      280 Pond Street                                     Randolph, Massachusetts
      47.      377 Plantation Street                               Worcestor, Massachusetts
      48.      One Innovation Drive                                Worcestor, Massachusetts
      49.      381 Plantation Street                               Worcestor, Massachusetts
      50.      100 Phillips Parkway                                Montvale, New Jersey
      51.      215 College Road                                    Paramus, New Jersey

      52.      5100/5110 Campus Drive                              Philadelphia, Pennsylvania
      53.      279 Princeton Parkway                               Princeton, New Jersey
      54.      170 Williams Drive                                  Ramsey, New Jersey
      55.      100 Capitola Drive                                  Durham, North Carolina
      56.      800/801 Capitola Drive                              Durham, North Carolina
      57.      5 Triangle Drive                                    Research Triangle Park, North Carolina
      58.      702 Electronic Drive                                Horsham, Pennsylvania
      59.      14225 Newbrook Drive                                Chantilly, Virginia
      60.      1102/1124 Columbia Street                           Seattle, Washington
      61.      3000/3018 Western Avenue                            Seattle, Washington
      62.      3005 First Avenue                                   Seattle, Washington

After the Closing Date, the parcels of land owned by the Borrowers and their Subsidiaries are as follows:


      1.       4757 Nexus Centre Drive II                          San Diego, California
      2.       Capitola Land                                       Durham, North Carolina
      3.       104 Alexander Road                                  Research Triangle Park, North Carolina

                                                                Schedule 4.21 to
                            SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                                  INDEBTEDNESS

After the Closing Date, the Borrowers and their Subsidiaries will have outstanding indebtedness as described in Sections 6.11 and 6.12 as follows:


                                                                                            Amount Outstanding
LENDER                                       PROPERTY SECURED                             AS OF DECEMBER 31, 1999
-------------------------------              ----------------------------                 -----------------------
Aid Association for Lutherans                3535/3565 General Atomics Court                    $ 17,063,000

Aid Association for Lutherans                1102/1124 Columbia Street                          $ 20,148,000

United States Trust Company of               1431 Harbor Bay Parkway                            $ 7,145,000
 New York

LaSalle National Bank                        100/800/801 Capitola Drive                         $ 12,436,000

State Street Bank and Trust                  14225 Newbrook Drive &                             $ 35,995,000
                                             3000/3018 Western Avenue

LaSalle National Bank                        620 Memorial Drive                                 $ 17,780,000

Teachers Insurance and Annuity               One Innovation Drive                               $ 10,995,000
 Association of America

Credit Suisse First Boston                   377 Plantation Street &                            $ 18,900,000
 Mortgage Capital LLC                        6166 Nancy Ridge Road

Worcester Business Development               381 Plantation Street                              $  2,625,000
 Corporation                                 (Development project)

Keybank National Association                 1201 Clopper Road                                  $ 12,638,000
                                             (Development project)